As filed with the Securities and Exchange Commission on April 20, 2022.

Registration File No. 333-148419

File No. 811-03915

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO. ___	☐
POST-EFFECTIVE AMENDMENT NO. 19	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 37	☒

(Check appropriate box or boxes.)

CMFG Variable Life Insurance Account

(Exact name of registrant)

CMFG Life Insurance Company

(Name of depositor)

5910 Mineral Point Road

Madison, WI 53705

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (319) 352-4090

Jennifer Kraus-Florin, Esq.
CMFG Life Insurance Company
5910 Mineral Point Road
Madison, Wisconsin 53705
(Name and address of agent for service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2022 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485.
☐	on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS	May 1, 2022

MEMBERS® Variable Universal Life CMFG Variable Life Insurance Account A Flexible Premium Variable Universal Life Insurance Policy Issued by CMFG Life Insurance Company

This Prospectus describes the Policy issued by CMFG Life Insurance Company (“CMFG Life”, “we”, “our” or “us”) and supported by the CMFG Variable Life Insurance Account (“Separate Account”). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire lifetime of the Insured.

This discussion in this Prospectus is meant for current Owners. We no longer issue new Policies and we no longer issue new riders on any Policy.

This Prospectus provides information that a prospective Owner should know before investing. You should keep this Prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

●	Subaccounts of the Separate Account, each of which invests in one of the mutual funds available under the Policy; or

●	An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds in which the Separate Account invests accompanies this Prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available under this Policy are listed at the back of this Prospectus in Appendix A: Funds Available Under the Policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the “Principal Risks of Investing in the Policy” section on page 11 of this Prospectus that describes certain risks associated with investing in a Policy.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

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ii

iii

GLOSSARY

Accumulated Value

The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

Administrative Office

Located at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500.

Age

The number of completed years from the Insured’s date of birth.

Attained Age

Age of the Insured on the most recent Policy Anniversary.

Beneficiary

Person or entity named to receive all or part of the Death Benefit Proceeds.

Cost of Insurance or COI

An insurance charge determined by multiplying the Cost of Insurance rate by the Net Amount at Risk.

Cash Value

Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA Mutual Group

CMFG Life Insurance Company, its subsidiaries and affiliates.

Death Benefit Ratio

The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code of 1986 (“Code”) for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

Death Benefit Option

One of two options that you may select for computation of the Death Benefit.

Death Benefit Proceeds

Amount to be paid if the Insured dies while the Policy is In Force.

Deferred Charges (“Surrender Charges”)

Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

Deferred Charges Account

A non-segregated potion of our General Account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount. Amounts held in the Deferred Charges Account are credited with interest at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit rates in excess of 4%.

Due Proof of Death

Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:

a)	A certified copy of the death record;

b)	A certified copy of a court decree reciting a finding of death; and

c)	Any other proof satisfactory to us.

Face Amount

Under Death Benefit Option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under Death Benefit Option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Fund

An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

General Account

Our assets other than those allocated to the Separate Account or another of our separate accounts.

In Force

Condition under which the Policy is active and the Insured’s life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

Good Order

An instruction that is received by the Company that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a transfer request, or a death benefit claim must be in Good Order.

Indebtedness

Policy loans plus accrued interest on the loans.

Insured

Person whose life is insured under the Policy.

Issue Age

Age of Insured at the time the Policy was issued.

Interest Bearing Account

Part of our General Account to which Net Premiums may be allocated or Accumulated Value transferred.

Issue Date

The date from which Policy Anniversaries, Policy Years, and Policy months are determined.

Lapse

Condition when the Insured’s life is no longer insured under the Policy.

Loan Account

A portion of our General Account into which amounts are transferred from the Separate Account as collateral for Policy loans. Amounts held in the Loan Account are credited a fixed rate of interest. The Minimum Guaranteed Interest rate is 4%.

Mailing Address

2000 Heritage Way, Waverly, IA 50677.

Maturity Date

The Maturity Date is the first Policy Anniversary after the Insured’s 95th birthday.  Coverage under the Policy ceases on that date if the Insured is still alive, and maturity proceeds equal to the Net Cash Value as of that date are paid.

Monthly Day

Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

Monthly Deduction

The amount we deduct from the Accumulated Value each month. It includes the Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

Net Amount at Risk

As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

Net Asset Value

The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

Net Cash Value

The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

Net Premiums

Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

Owner (you, your)

The Owner as named in the application. The Owner may be other than the Insured.

Policy

MEMBERS® Variable Universal Life Policy.

Policy Anniversary

Same day and month as the Issue Date for each year the Policy remains In Force.

Policy Issue Date

The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy Anniversaries from the Policy Issue Date.

Policy Year

A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

Premium Tax

An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner’s state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner’s mailing address as shown in our records. The term “in lieu of Premium Tax” means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

Record Date

The date we record the Policy on our books as an In Force Policy.

Right-to-Examine Period

The period when you may cancel the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

Specified Amount

The amount chosen by the Owner which is used to determine the Face Amount.

Target Premium

The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by 0.60.

Unit

A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

Unit Value

The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

Valuation Day

For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount’s corresponding Fund does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Written Request

A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that you make if permitted under our current administrative procedures.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals

If you surrender the Policy within the first 9 Policy Years or during the first 9 Policy Years following an increase in Specified Amount, you will be subject to surrender charges (Deferred Charges) of up to $42.31 per $1,000 of the Specified Amount.

For example, if you surrender your Policy in the first Policy Year and the Specified Amount during the first Policy Year was $100,000, you could pay a surrender charge of up to $4,231.

Charges and Deductions Fee Table
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, including charges for each premium paid under the Policy, partial withdrawals, increases in the Specified Amount, transfers, and us providing you with a copy of the Policy and Policy related information previously provided to you.			Charges and Deductions Fee Table
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you are also subject to certain ongoing fees and expenses, including fees and expenses covering the Cost of Insurance (“COI”) under the Policy, the cost of optional riders available under the Policy, various monthly Policy and administrative fees, and loan interest charges. Those fees and expenses may be set based on characteristics of the Insured (e.g., age, sex, and risk class). You should review the Policy specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Funds available under the Policy, as shown in the following table:

Charges and Deductions Fee Table
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.07%[1]	0.95%[1]
1 As a percentage of Fund assets. Fund expenses are for the year ended December 31, 2021 and may change from year to year.
Risks				Location in Prospectus
Risk of Loss	You may lose money by investing in this Policy, including loss of the principal and previously credited interest.			Principal Risks of Investing in the Policy
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to meet long-term financial goals. Consequently, you should not purchase the Policy if you will need to access all or part of the surrender value in a short period of time.			Principal Risks of Investing in the Policy
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Subaccounts, or Funds, you choose. Each investment option (including the Interest Bearing Account) has its own unique risks, and you should review these investment options and the prospectuses for the Funds before making an investment decision.			Principal Risks of Investing in the Policy Interest Bearing Account Appendix A
Insurance Company Risk	An investment in the Policy is subject to the risks related to CMFG Life. Any obligations (including under the Interest Bearing Account), guarantees, or benefits of the Policy are subject to our claims-paying ability. More information about CMFG Life, including its financial strength ratings, is available upon request by contacting our Administrative Office by calling 1-800-798-5500, or at our Mailing Address.			Principal Risks of Investing in the Policy
Policy Lapse	Your Policy may Lapse if the Policy’s Net Cash Value becomes insufficient to support the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect. Withdrawals, insufficient premium payments, unpaid loans or loan interest, poor investment performance, and deduction of Policy fees may cause your Policy to Lapse even if premiums are paid regularly. After lapse, you may reinstate the Policy subject to certain conditions described in the Prospectus, including the payment of the minimum payment amount, which is required to keep the Policy in force. Deferred Charges are assessed if Lapse occurred during the first twelve months following Policy issue or an increase in Specified Amount. The death benefit will not be paid if the Policy has Lapsed.			Principal Risks of Investing in the Policy The Policy – Lapse The Policy – Premiums to Prevent Lapse

Restrictions		Location in Prospectus
Investments

Generally, you may transfer Accumulated Value among the Subaccounts and the Interest Bearing Account, subject to certain limitations.

Transfers from the Interest Bearing Account to the Subaccounts are only permitted during the 30 day period following a Policy Anniversary. The Company reserves the right to limit each transfer from the Interest Bearing Account to 25% of the Interest Bearing Account. In addition, transfers are also subject to frequent trading or market timing policies described in this Prospectus.The Company currently waives both the 30 day restriction and the 25% restriction on transfers from the Interest Bearing Account.

We reserve the right to remove or substitute Subaccounts as investment options.

The Policy – Transfer of Values The Policy – Additional Transfer Limitations The Policy – Dollar-Cost Averaging Addition, Deletion, or Substitution of Investments
Optional Benefits	Optional Benefits are subject to additional charges. Optional Benefits are no longer available for purchase.	The Policy – Partial Withdrawals Other Benefits Available Under the Policy
Taxes		Location in Prospectus
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

Any gain on your Policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before you reach age 59½.

If your Policy becomes a Modified Endowment Contract or MEC, partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner’s investment in the Policy. You may also have to pay a penalty tax if you take a distribution before you reach age 59½.

Federal Income Tax Considerations
Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your registered representative may receive compensation for selling this Policy to you in the form of commissions, various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation items. This conflict of interest may influence your registered representative to recommend this Policy over another investment.	Distribution of the Policy
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing Policy.	Tax-Free “Section 1035” Exchanges

OVERVIEW OF THE POLICY

What is the purpose of the Policy, and what is it designed to do? The MEMBERS® Variable Universal Life Policy is a variable life insurance policy that provides a death benefit. The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire lifetime of the Insured through investment in the Interest Bearing Account and one or more of the Subaccounts of the CMFG Variable Life Insurance Account (“Separate Account”). You can allocate Net Premiums and Accumulated Value among these investment options.

In exchange for your premium payments, upon the death of the Insured, we will pay your Beneficiary a death benefit based on one of the two Death Benefit Options available under the Policy while the Policy is In Force.

Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. The Policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Subaccounts.

We no longer issue new Policies or new riders on any Policy.

How are premium payments treated under the Policy? The Policy requires an initial premium. The amount of your Policy’s Specified Amount determines the amount of your initial premium. After you pay the initial premium, the Policy offers premium flexibility, which allows you to pay additional premiums in any amount and at any time while your Policy is In Force, within certain limits. The Policy provides for a schedule of planned annual premiums determined by you. You are not required to pay premiums according to the schedule. You can vary the frequency and amount of premiums, and can skip premiums, although you must maintain sufficient Net Cash Value to keep the Policy In Force. Payment of insufficient premiums may cause your Policy to Lapse.

When we received a premium payment in Good Order, we deduct state Premium Tax charges. The remaining amount, known as the Net Premium, is allocated to the Subaccounts and the Interest Bearing Account according to the percentages selected by the Owner on the Policy application. The part of your premium that you invest in the Subaccounts is held in the Separate Account, which is an account separate from the general assets of the Company. Each Subaccount of the Separate Account purchases shares in a corresponding mutual fund (“Fund”). Information about each Fund available under the Policy is provided at the back of this Prospectus. See Appendix A: Underlying Funds Available Under the Policy.

Net Premium and Accumulated Value allocated to the Interest Bearing Account become part of our General Account, which supports insurance and annuity obligations other than those funded by various separate accounts. All Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We may credit a higher rate at our sole discretion.

Federal Regulations, such as The Internal Revenue Code of 1986, as amended (IRC), place restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for a Policy to meet the IRC’s guidelines, either the Cash Value Accumulation Test or the Guideline Premium Test must be chosen. Regardless of whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the insurance risk under the Policy.

Policy Features

Choice of Death Benefit Options. The Policy offers a choice of two Death Benefit Options: Death Benefit Option 1 and Death Benefit Option 2.

●	Death Benefit Option 1. The Face Amount is the greater of the Specified Amount; or the Accumulation Value on the date of death multiplied by the Death Benefit Ratio.

●	Death Benefit Option 2. The Face Amount is the greater of the Specified Amount plus the Policy’s Accumulated Value on the date of death; or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

See the Death Benefit section for more information.

Surrenders and Partial Withdrawals. You may surrender your Policy, and we will pay you its Net Cash Value (the Cash Value less any Indebtedness). We will deduct any applicable deferred charges. Surrender terminates the Policy and all insurance. You may also withdraw part of the Net Cash Value, which may be subject to a partial withdrawal fee. A partial withdrawal will reduce your Policy value, may increase the risk that the Policy will Lapse, and reduces the death benefit payable. Surrenders and partial withdrawals are subject to federal income tax, and you may have to pay a penalty tax if you make a withdrawal before you reach age 59 ½.

Loans. Subject to certain conditions, at any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may borrow up to 80% of the Cash Value. The Company will charge interest on loans and there could be adverse tax consequences for taking loans from the Policy.

Transfers. Within certain limits, you may transfer Accumulated Value among the Subaccounts and the Interest Bearing Account. Transfers from the Interest Bearing Account to the Subaccounts are only permitted during the 30 day period following a Policy Anniversary. The Company reserves the right to limit each transfer from the Interest Bearing Account to 25% of the Interest Bearing Account. The Company currently waives both the 30-day restriction and the 25% restriction on transfers from the Interest Bearing Account.

We also offer an automated transfer program: dollar cost averaging. Transfers may be subject to a fee.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on the specifications page of each Policy.

No-Lapse Guarantee. If you make sufficient planned annual premiums each year for the first three Policy Years, the no-Lapse guarantee will remain in effect and you Policy will not Lapse during those years. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is voided.

Tax Benefits. You are generally not taxed on the Policy’s earnings until you withdraw value from your Policy. Your Beneficiary may receive the death benefit free of income tax.

Optional Benefits.

There are a number of optional benefits available under the Policy which are listed below.

Optional Benefits

●	Children’s Insurance Rider. Provides level term insurance to children of the Insured.

●	Guaranteed Insurability Rider. Permits additional insurance to be purchased on the life of the Insured without evidence of insurability.

●	Accidental Death Benefit Rider. Pays an additional death benefit on the life of the Insured if death occurs due to accidental bodily injury before Age 70.

●	Automatic Increase Rider. Provides for automatic increases in the Policy’s Specified Amount without evidence of insurability.

●	Other Insured Rider. Provides level term insurance to the Insured or another person within the Insured’s immediate family.

●	Term Insurance Rider. Provides term insurance on the primary Insured.

●	Disability Waiver of Monthly Deductions Rider. Waives Monthly Deductions for administrative and life insurance costs during the Insured’s total disability.

●	Disability Benefit Waiver of Premium and Monthly Deduction Rider. Waives Monthly Deductions for administrative and life insurance costs during the Insured’s total disability.

●	Accelerated Death Benefit Option Endorsement. Advance payment of up to 50% of a Policy’s eligible death benefit if the Insured is terminally ill.

●	Executive Benefits Plan Endorsement. Waives the Deferred Charges on the Policy to which it is attached.

The riders available with this Policy are described in the “Other Benefits Available Under the Policy” section of this Prospectus. An additional charge may apply if you elect a rider.

Additional Services

●	Dollar Cost Averaging Program. Provides for the systematic transfer, on a monthly basis, of specified dollar amounts from the Vanguard Variable Insurance Fund Money Market Subaccount to other Subaccounts.

FEE TABLE

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that he or she buys the Policy, surrenders or makes withdrawals from the Policy, or transfers Policy value among the Subaccounts and the Interest Bearing Account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Premium Expense Charge (Taxes)	Upon receipt of each premium payment	0-3.5% of each premium payment, depending on the Insured’s state of residence	0-3.5% of each premium payment, depending on the Insured’s state of residence
Surrender Charge (Deferred Sales and Administrative Charge) 1 (Minimum and Maximum Charge)	Upon surrender during the first 9 Policy Years, or during the first 9 Policy Years following an increase in Specified Amount	$0.87 - $42.31 per $1,000 of Specified Amount during the first Policy Year[2]	$0.87 - $42.31 per $1,000 of Specified Amount during the first Policy Year[2]
Charge for a male Insured, Issued Age 38, in the non-smoker rating class	Upon surrender during the first 9 Policy Years, or during the first 9 Policy Years following an increase in Specified Amount	$8.95 per $1,000 of Specified Amount	$8.95 per $1,000 of Specified Amount
Partial Withdrawal Fee	Upon partial withdrawal	The lesser of: $25 per withdrawal, or 2% of the amount withdrawn	None
Specified Amount Increase Charge	Upon increase in Specified Amount[3]	$50 for each Specified Amount increase after the first in a Policy Year	$50 for each Specified Amount increase after the first in a Policy Year
Transfer Fee	Upon every transfer other than the first four transfers in a Policy Year	$20	None
Executive Benefits Plan Endorsement	Upon exercise during the first 2 Policy Years	$150	None
Duplicate Policy Fee	Upon request for a duplicate Policy	$30	None
Accelerated Death Benefit Option Endorsement	At the time the Accelerated Death Benefit is paid	$300	$300

[1]	The contingent deferred sales and administrative charge varies based on the Insured’s Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.

[2]	The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

[3]	We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Research Fee	Upon request for information that is duplicative of information previously provided to you and that requires extensive research	$50	$50

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Annual Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Base Policy Charge:
Policy Fee	On Policy Issue Date and Monthly Days	$72[4,5]	$72[4,5]
Monthly Administrative Fee	On Policy Issue Date and monthly on Monthly Day, during Policy Years 1 – 10 or during the first 10 Policy Years following an increase in Specified Amount	$0.45 per $1,000 of Specified Amount or increase in Specified Amount[5]	$0.45 per $1,000 of Specified Amount or increase in Specified Amount [5]
Cost of Insurance[6] (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.68 – $311.27 per $1,000 of Net Amount at Risk[5]	$0.48 – $178.37 per $1,000 of Net Amount at Risk[5]
Charge for a male Insured, Issued Age 38 in the non-smoker rating class	On Policy Issue Date and Monthly Days	$2.07 per $1,000 of Net Amount of Risk[8]	$2.07 per $1,000 of Net Amount of Risk[8]
Mortality and Expense Risk Charge	Daily	0.90% of value held in the Subaccounts and the Interest Bearing Account	0.90% of value held in the Subaccounts and the Interest Bearing Account
Loan Interest Spread	On Policy Anniversary or earlier as applicable[7]	4.00%	2.00%

[4]	$36.00 for Issue Ages 0-19.

[5]	The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.

[6]	Cost of Insurance varies based on the Insured’s Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Cost of Insurance rate changes will depend on the Company’s expectations as to future mortality experience. Your Policy’s specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.

[7]	Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured’s death. The loan interest spread is the difference between the rate of interest we charge you for a loan and the amount of interest we credit to your Loan Account.

[8]	The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

[9]	Charges for the Accidental Death Benefit Rider, Automatic Increase Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured’s Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders that you select. We are not currently issuing new riders on any Policy.

 9

Periodic Charges Other Than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Annual Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Rider Charges:[9]
Accidental Death Benefit Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.46 – $1.86 per $1,000 of Accidental Death Benefit[10]	$0.46 – $1.86 per $1,000 of Accidental Death Benefit[10]
Charge for a male Insured, Issue Age 33 in the non-smoker rating class	On Policy Issue Date and Monthly Days	$0.68 per $1,000 of Accidental Death Benefit[10]	$0.68 per $1,000 of Accidental Death Benefit[10]
Children’s Insurance Rider	On Policy Issue Date Monthly Days	$9.00 per Unit of coverage[10]	$9.00 per Unit of coverage[10]
Guaranteed Insurability Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.87 - $2.07 per $1,000 of coverage[11]	$0.87 - $2.07 per $1,000 of coverage[11]
Charge for a male Insured, Issue Age 13, in the standard rating class	On Policy Issue Date Monthly Days	$1.18 per $1,000 of coverage[11]	$1.18 per $1,000 of coverage[11]
Automatic Increase Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.25 – $0.50 per $1,000 of annual increase[11]	$0.25 – $0.50 per $1,000 of annual increase[11]
Charge for a male non-smoker issue age 37	On Policy Issue Date and Monthly Days	$0.50 per $1,000 of annual increase[11]	$0.50 per $1,000 of annual increase[11]
Other Insured Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.68 – $311.27 per $1,000 of Net Amount at Risk plus $20[11]	$0.48 – $178.37 per $1,000 of Net Amount at Risk plus $20[11]
Charge for a female Insured, Issue Age 36, in the non-smoker rating class	On Policy Issue Date and Monthly Days	$1.61 per $1,000 Net Amount at Risk plus $20[11]	$1.53 per $1,000 Net Amount at Risk plus $20[11]
Term Insurance Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.068 – $311.27 per $1,000 of coverage[11]	$0.48 – $178,37 per $1,000 of coverage[11]
Charge for a male Insured, Issue Age 37, in the non-smoker rating class	On Policy Issue Date and Monthly Days	$1.94 per $1,000 of Net Amount at Risk[11]	$1.23 per $1,000 of coverage[11]
Disability Waiver of Monthly Deductions Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	2.20% - 24.20% of Monthly Deductions[11]	2.20% - 24.20% of Monthly Deductions[11]

[10]	The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

[11]	The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.

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Periodic Charges Other Than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Annual Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Charge for a male Insured, Attained Age 31, in the non-smoker rating class	On Policy Issue Date and Monthly Days	4.5% of Monthly Deductions[11]	4.5% of Monthly Deductions[11]
Disability Waiver of Premium and Monthly Deductions Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	2.20% - 24.20% of Monthly Deductions and 2.25% to 12.10% of premium to be waived	2.20% - 24.20% of Monthly Deductions and 2.25% to 12.10% of premium to be waived
Charge for a male Insured, Attained Age 33, in the non-smoker rating class	On Policy Issue Date and Monthly Days	4.5% of Monthly Deductions and 2.25% of premium to be waived	4.5% of Monthly Deductions and 2.25% of premium to be waived

The next table describes the minimum and maximum total operating fees and expenses (before waiver or reimbursement) charged by any of the Funds that you may pay periodically during the time you own the Policy. The range below is for the year ended December 31, 2021. The expenses may change from year to year. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this Prospectus in Appendix A: Underlying Funds Available Under the Policy.

Annual Fund Operating Expenses:

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or 12b-1 fees, and other expenses)	0.07%	0.95%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

The Policy is unsuitable as a short-term savings vehicle. The Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate if you may need to make early or frequent withdrawals or intend to engage in frequent trading. The principal risks of investing in a Policy are as follows:

●	If the Funds you choose perform poorly, you could lose some or all of the premiums you pay.

●	If the Funds you choose do not make enough money to pay for the Policy charges, except to the extent provided by the no-Lapse guarantee or minimum death benefit guarantee, you may have to pay more premiums to keep your Policy from terminating.

●	Your Policy will lapse and possibly terminate without value if it does not have enough Net Cash Value to pay the Monthly Deduction when due, and this could occur due to insufficient premium payments, Policy fees, Policy loans, partial withdrawals, and/or poor investment performance. If your Policy lapses and terminates you will not be paid a death benefit.

●	If you take a Policy loan or a partial withdrawal you may decrease the Net Cash Value and death benefit, risk the loss of the No-Lapse Guarantee and the Minimum Death Benefit Guarantee, and increase the risk of Policy Lapse. We charge interest on Policy loans. Amounts held in the Loan Account do not participate in the investment results of the Subaccounts.

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●	We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the “Fee Table” section in this Prospectus.

●	There may be adverse tax consequences associated with taking a Policy loan or making a partial withdrawal from your Policy.

●	You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a Policy.

●	Partial withdrawals from your Policy are available only as long as the withdrawal does not reduce the Specified Amount to less than $40,000 ($8,000 for issue ages 65 and over).

●	The guarantees we make to you under this Policy are supported by CMFG Life’s General Account and are subject to CMFG Life’s claims paying ability. You should look solely to the financial strength of CMFG Life for its claims-paying ability.

Your Policy permits other transactions that also have risks. These and other risks and benefits of investing in a Policy are discussed in detail throughout this Prospectus.

A comprehensive discussion of the risks of each Fund may be found in the prospectuses for the Funds.

CMFG LIFE INSURANCE COMPANY

CUNA Mutual Insurance Society is a stock insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society effective on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

We are one of the world’s largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CUNA Brokerage Services, Inc. (“CBSI”) is our indirect wholly owned subsidiary.

As of December 31, 2021, we and our subsidiaries had approximately $26 billion in assets, and we had more than $66 billion of life insurance in force. The Company does not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.

The Separate Account and the Funds

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. Although the assets in the Separate Account are our property, the income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account’s assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We are obligated to pay all amounts promised to investors under the Policies. We may transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of us by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

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We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

The outbreak of the novel strain of coronavirus in 2020, specifically identified as “COVID-19”, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. The Company has enacted its business interruption plans and is able to continue to operate effectively. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the effectiveness of the interventions put in place. It is currently not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Company in future periods.  Further, these uncertainties have the potential to negatively affect the risk of credit default for the issuers of debt securities held by the Company, requiring an additional credit loss allowance.  Additionally, the Company has reinsurance recoverable and assets on deposit balances that are not collateralized, and the Company retains the risk of loss in the event CMFG Life is unable to meet its obligations assumed under the reinsurance agreements. The Company believes the risk of non-collection (from its upstream parent) continues to be remote, but the impacts of the COVID-19 outbreak are not yet fully understood. The Company has a strong capital position, low leverage and high liquidity and expects to be able to address its ongoing obligations.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.

Information about each Fund, including its name, type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A to this Prospectus. See Appendix A: Underlying Funds Available Under the Policy. Each Fund has issued a prospectus that contains more detailed information about the Fund. To receive a current copy of a prospectus for each of the Funds, you may contact our Administrative Office by calling 1-800-798-5500, or at our Mailing Address.

More Information About the Funds

In addition to the Separate Account, the Funds may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Code.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Vanguard Variable Insurance Fund Money Market Subaccount may become extremely low and possibly negative.

To reduce service expenses, we intend to send only one copy of the fund’s reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon Written Request.

Selection of the Funds

We select the Funds offered through the Policy, review them periodically, and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine the Fund no longer satisfies one or more of our selection criteria and/or if the Fund has not attracted significant allocations from Owners. We may consider various factors, including, but not limited to, asset class coverage, the investment objectives of a Fund, strength of an adviser’s or a sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

We have entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other of our separate accounts) in the Funds managed by that adviser. These percentages differ, and some advisers may pay us more than others. These fees are in consideration for administration services provided to the Funds by us. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

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You should carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ prospectuses contain this and other information. You can receive a current copy of a prospectus for each of the Funds by contacting us at our Mailing Address.

The INTEREST BEARING ACCOUNT

The Interest Bearing Account is part of our General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Interest Bearing Account is not subject to the same laws as the Separate Account. However, information relating to the Interest Bearing Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account’s assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. We guarantee that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

The Policy

The Policy

We no longer issue new Policies or new riders on any Policy. Please note that certain provisions of your Policy may be different than the general description in this Prospectus, and certain riders and options may not be available because of legal restrictions in your state. All material state variations are disclosed in the Prospectus. Contact us at our Mailing Address or see your Policy for specific variations since any such variations will be included in your Policy or in riders or endorsements attached to your Policy.

Flexibility of Premiums

The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

We will process additional Premium at the Unit Value next determined after the request is received in Good Order at our Mailing Address. If we receive your Premium on a Valuation Day at our Mailing Address in Good Order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your Premium will be applied with that day’s Unit Value.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured’s Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by 0.60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy’s data page.

We may refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We may refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

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Allocation of Net Premiums

You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in our General Account until the Issue Date. On the first Valuation Day following the Record Date, the Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner, please refer to the Change of Allocation section.

Lapse

Unless the no-Lapse Guarantee or minimum death benefit guarantee is in effect (See “Premiums to Prevent Lapse” below), if your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. The grace period will end 61 days after the date on which we must receive the payment. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period. If the Insured dies during the grace period, unpaid Monthly Deductions and any outstanding loan balance will be deducted from the Death Benefit Proceeds.

In general, the grace period under your Policy is 60 days and your Policy will Lapse or terminate without value if you do not pay sufficient premium before the end of the grace period to keep your Policy inforce.

Reinstatement

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

●	The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.

●	The Insured meets our insurability requirements.

●	The Owner pays Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period plus the anticipated amount of three monthly deductions and any loan interest due.

●	If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

●	You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. We will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred. Cost of Insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

Premiums to Prevent Lapse

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state. See “Other Benefits Available Under the Policy” for more information.

a.	No-Lapse Guarantee: If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse.

b.	Minimum Death Benefit Guarantee: The minimum death benefit guarantee provides that we will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force.

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Death Benefit Proceeds

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured’s death at our Mailing Address, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefit Proceeds to you, the owner, if living, or to your estate. The death benefit is paid when we have received Due Proof of Death and proof (in Good Order) of each Beneficiary’s interest, which shall include the required documentation and proper instructions from each Beneficiary. In general, we will pay the Death Benefit Proceeds within 7 days from the date we receive all required documentation in Good Order. However, we may defer making a payment under certain circumstances. See “Suspension of Payments” for more information.

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other Beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured’s death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured’s lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive (in Good Order) the written consent of all Irrevocable Beneficiaries and assignees. After the Insured’s death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s Maturity Date or date the Death Benefit Proceeds are due and payable.  For example, if the payment of Death Benefit Proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit Proceeds in a timely manner, the Death Benefit Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit Proceeds if the Beneficiary steps forward to claim the Death Benefit Proceeds with the proper documentation.  To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing to our Mailing Address.

Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Benefit Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under option 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under option 2 is the greater of (a) the Specified Amount plus the Policy’s Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B of the SAI. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

Change of Death Benefit Option

You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after we receive a Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and Irrevocable Beneficiaries must be obtained prior to the change. We may require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy value as of the effective date of the change. This change does not alter the amount of the Policy’s death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy value from that point on, unless the death benefit derived from application of the death benefit percentage factor applies. We may decline a change from Death Benefit Option 2 if the resulting Specified Amount would be less than $50,000 ($10,000 for Issue Ages 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy value as the effective date of the change. This change does not alter the amount of the Policy’s death benefit at the time of the change, but does affect the determination of the death benefit from that point on. The death benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the death benefit derived from application of the death benefit percentage factor applies.

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Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased death benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy value under option 1, but is constant under option 2, unless the death benefit derived from application of the death benefit percentage factor applies.

A change of Death Benefit Option may have tax consequences. You should consult a tax advisor before changing the Death Benefit Option.

Accelerated Death Benefit Option

If the Insured becomes terminally ill, you may elect to receive an accelerated payment of the death benefit and we will advance up to 50% of a Policy’s eligible death benefit subject to a $250,000 maximum per Insured. See “Other Benefits Available Under the Policy” for more information.

Change of Specified Amount

A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We may discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. You should consult a tax advisor before changing the specified amount. If more than one increase is requested in a Policy Year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.

Decreases. We may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by us at our Mailing Address. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. Deferred charges apply to an increase in Specified Amount for the first nine Policy Years following the increase. However, no additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We may require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

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Policy Values

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of our General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of our General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

●	Investment gains occur in any Subaccount.

●	Interest is credited to the Policy for amounts held in the Interest Bearing Account.

●	Interest is credited to the Policy for any loan amounts held in the Loan Account.

●	Additional Net Premiums are paid.

●	Policy dividends are paid into the Subaccounts or Interest Bearing Account.

Accumulated Value decreases whenever:

●	Investment losses occur in any Subaccount.

●	Monthly Deduction or other charges deducted under the Policy are paid.

●	A partial withdrawal is made.

●	Net Cash Value is reduced by the amount of the transfer charge.

●	Loan interest is charged on amounts held in the Loan Account.

Accumulated Value is unaffected when:

●	A Policy loan is either disbursed or repaid.

●	Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy’s value in the Interest Bearing Account is equal to:

●	aggregate Net Premium allocated to the Interest Bearing Account; plus

●	Accumulated Value transferred to the Interest Bearing Account; plus

●	dividends paid into the Interest Bearing Account; plus

●	interest credited to the Interest Bearing Account; minus

●	any partial withdrawals (including any applicable partial withdrawal fees deducted); minus

●	interest charged on Policy loans; minus

●	any charges deducted from the Interest Bearing Account.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to:

●	the portion of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period; plus

●	dividends paid into the Subaccount during the Valuation Period; plus (or minus)

●	Accumulated Value transferred from the Interest Bearing Account including any transfer fees; minus

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●	realized and unrealized gains (or losses) of the Subaccount during the Valuation Period; minus

●	any partial withdrawals (including any applicable partial withdrawal fees) from the Subaccount during the Valuation Period; minus

●	any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period; minus

●	any charges deducted from the Subaccount during the Valuation Period.

Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount’s Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount’s Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do: (1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount’s share of the monthly deduction and other Policy charges. Units are redeemed as of the end of the Valuation Period during which the transaction is executed or we receive notice regarding the event.

The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

(1) is	(a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

(2) is	a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

(3) is	the number of Units outstanding as of the end of the Valuation Period.

The Unit Value may increase or decrease from one Valuation Period to the next and varies between Subaccounts.

Transfer of Values

You may make the following transfers of Accumulated Value: (1) between Subaccounts; (2) from a Subaccount to the Interest Bearing Account; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary (we are currently waiving this restriction). The first four transfers in a Policy Year are free. We may charge $20 for the fifth and each additional transfer in a Policy Year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee. The Company reserves the right to limit transfers from the Interest Bearing Account to 25% of the Interest Bearing Account per transfer (we are currently waiving this restriction). Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

A request to transfer Subaccount Values to other Subaccounts and/or Interest Bearing Account or from Interest Bearing Account to one or more Subaccounts which is received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We may restrict the ability to transfer Policy value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies. Transfers can be made by Written Request.

Additional Transfer Limitations

Frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted Frequent Transfers Procedures.

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Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify such Owner that from that date forward, for three months from the date we mail the notification letter, transfer privileges for the fund(s) in which inappropriate transfers were made will be revoked. Second time offenders will be permanently restricted from selling or buying into the fund(s).

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund’s request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Accumulated Value. For more information, please see each Fund’s prospectus.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

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Change of Allocations

You may request a change in the allocation of future Net Premiums by Written Request. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account by Written Request. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

A Written Request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received by us (in Good Order) at our Mailing Address. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received by us at our Mailing Address.

Dollar-Cost Averaging

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Vanguard Variable Insurance Fund Money Market Subaccount to other Subaccounts. See “Other Benefits Available Under the Policy” for more information.

Surrender and Partial Withdrawals

You may, by Written Request, make surrenders under your Policy, subject to obtaining the prior written consent of all assignees or Irrevocable Beneficiaries. You may, by Written Request, make partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or Irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy will take effect as of the day the Written Request is received, if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed as of the next Valuation Day. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. Surrenders and partial withdrawals may have adverse tax consequences. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Benefits.

Policy Surrender. You may surrender the Policy for its Net Cash Value in which case we may require the return of the Policy. We will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. Surrender charges may apply during the first nine Policy Years following Policy issue or an increase in Specified Amount. The Policy and all insurance terminate upon surrender.

Partial Withdrawals. You may take a portion of your Policy’s Net Cash Value as a partial withdrawal. A partial withdrawal may have adverse tax consequences. An amount up to the Net Cash Value, less one or two months of insurance charges, may be taken as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. We will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, we will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option, a partial withdrawal will reduce both the Accumulated Value (and subsequently the Cash Value) and the Face Amount (and subsequently the Death Benefit Proceeds) by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount (and subsequently the Death Benefit Proceeds) is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

Maturity

The Policy matures on the Policy Anniversary following the Insured’s 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date.

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Payment of Proceeds/Settlement Options

The default option for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, absent of an elected settlement option, is a single sum. After the Insured’s death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in a single sum may select a settlement option. There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a single sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by us. The available settlement options are as follows:

●	Interest Option: The payee receives monthly or annual interest payments during his or her lifetime. The interest rate is determined each year by the Company, subject to a guaranteed minimum. The payee may have the right to withdraw additional amounts from the remaining proceeds.

●	Installment Option: The payee receives equal monthly installments for a specified period up to 30 years. The payee may have the right to withdraw the present value of remaining guaranteed installments.

●	Life Income – Guaranteed Period Certain: The payee receives monthly installments during his or her lifetime. A guaranteed period may be selected. If a guaranteed period is selected and the payee dies during the guaranteed period, the remaining guaranteed payments will be paid to a successor payee.

●	Joint and Survivor Life Income: The payees receive monthly installments for a 10 year guaranteed period. At the end of the guaranteed period, payments will continue as long as either of the payees is living.

In lieu of one of the above options, the Death Benefit Proceeds may be applied to any other settlement option we make available.

Suspension of Payments

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, take a Policy loan, or receive a Death Benefit payment when:

1.	The New York Stock Exchange is closed other than for customary weekend and holiday closings.

2.	During periods when trading on the Exchange is restricted as determined by the SEC.

3.	During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

4.	During any other period permitted or required by order of the SEC for the protection of investors. Pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the Fund is liquidated.

In addition, pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends the payment of redemption proceeds in connection with the implementation of liquidity gates by the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the removal of such liquidity gates.

If, pursuant to SEC rules, the Vanguard Variable Insurance Fund Money Market Subaccount decides to impose a liquidity fee on redemptions from the Subaccount, we will assess the liquidity fee against Accumulated Value you withdraw or transfer from the Vanguard Variable Insurance Fund Money Market Subaccount.

To the extent values are allocated to the Interest Bearing Account or the Loan Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of receipt, in Good Order, of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive (in Good Order) proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

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Policy Loans

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received by us, in Good Order, at our Mailing Address. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by us; the current and maximum interest rate charged is 8%. Interest accrues on a daily basis from the loan date and is deducted from the Subaccounts and Interest Bearing Account on a pro rata basis. Interest is due and payable at the end of each Policy Year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit the Loan Account with interest at a minimum guaranteed rate of at least 4%. We currently credit the Loan Account with interest at a rate of 6%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the death benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Cash Value and Death Benefit Proceeds will be reduced by any outstanding policy loan plus accrued interest. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax. See “Federal Income Tax Considerations,” for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract (“MEC”), loans may be currently taxable and subject to a 10% federal penalty tax.

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, CBSI, the underlying Funds, and intermediaries may adversely affect us and your Cash Value. For instance, cyber-attacks may interfere with our processing of Policy transactions, including processing orders with the underlying Funds, impact our ability to calculate Policy values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or CBSI and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the underlying Funds or CBSI will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

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Charges and Deductions

Premium Expense Charge

We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

Monthly Deduction

The Monthly Deduction due on each Monthly Day will be the sum of:

●	the Cost of Insurance for that month; plus

●	the monthly Policy fee; plus

●	the monthly administrative fee; plus

●	the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to the subaccounts and interest bearing account values prescribed by the Owner and is collected by liquidating the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the first nine Policy Years following Policy issue or increase in Specified Amount, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, we will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by us if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 1% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Cost of Insurance

This charge compensates us for the expense of underwriting the Face Amount. We determine a Cost of Insurance (“COI”) rate on each Monthly Day. The COI rate for the Policy is determined by certain factors including, but not limited to, the Insured’s Attained Age, gender, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on our expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates for each Attained Age are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under Death Benefit Option 2, the Net Amount at Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, factors impacting the Net Amount at Risk under Death Benefit Option 1 include (i) investment performance, (ii) payment of Premiums, (iii) payment of dividends, (iv) interest credited to amounts held in the Loan Account, (v) partial withdrawals taken, (vi) loan interest charged on amounts held in the Loan Account and (vii) charges deducted. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

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Monthly Policy Fee

The monthly Policy fee is a fee we charge to compensate us for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee

We assess an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits

The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy. Information about the cost of additional benefits may be found in the Fee Table section of this Prospectus.

Mortality and Expense Risk Charge

We deduct daily a mortality and expense risk charge of .00002466% of the Accumulated Value in the Separate Account (and the Policy’s Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the General Account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy. Please note that the mortality and expense risk may generate profits. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Policies and distribution expenses of the Policies or for any other corporate purpose.

Contingent Deferred Sales and Administrative Charges

To reimburse us for sales expenses and Policy issue expenses, including but not limited to registered representatives’ commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct contingent deferred sales and administrative charges (collectively, “Deferred Charges”) from the proceeds in the event of a complete surrender of the Policy during the first nine years or the first nine years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy Years 1 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives’ commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the “guideline annual premium.” The “guideline annual premium” is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your Policy, please contact us at our Mailing Address.

The Deferred Charges vary by the Age of Insured, gender, and smoking status and are shown on the specifications page of your Policy. The charges currently range from $0.87 - $42.31 per $1,000 of Specified Amount during the first Policy Year. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix A in the SAI.

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We use the contingent deferred sales and administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy Years following Policy issue or increase in Specified Amount. We will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy Year following Policy issue or increase in Specified Amount in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy Year is:

Policy Year following Policy Issue or Increase in Specified Amount	Percentage of Deferred Charges Remaining
1 2 3 4 5 6 7 8 9 10+	100% 95% 90% 85% 75% 65% 50% 35% 20% 0%

At the time the Policy is issued or the Specified Amount is increased, the first month’s portion of the Deferred Charges is placed in a non-segregated portion of our General Account, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with us crediting additional interest, at our option, from time to time. At the next Monthly Day, taking into account the interest earned, we will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

We will do the same for each month of the first Policy Year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy Year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

We will release on the first Monthly Day of the second Policy Year the amount in the Deferred Charges Account in excess of 95% of the first Policy Year Deferred Charges, taking into account the interest earned. This process continues each Policy Year until the 10th Policy Year following Policy issue or increase in Specified Amount or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. We will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

●	to pay surrender charges upon full surrender of the Policy;

●	to release amounts back to the Separate Account and/or Interest Bearing Account on the first nine Policy Anniversaries or the first nine Policy Anniversaries following an increase in Specified Amount; and

●	to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy Year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy Year or the ninth Policy Year following an increase in Specified Amount.

Partial Withdrawal Fee

If a partial withdrawal is made, we will not deduct any contingent deferred sales or administrative charges but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered from each partial withdrawal. These fees are currently waived by us.

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Transfer Fee

An Owner may transfer a Policy’s Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, we allow four transfers in each Policy Year without charge. After four transfers in any given Policy Year, we may deduct $20 per transfer from the amount transferred. These fees are currently waived by us.

Federal and State Income Taxes

Other than premium expense charge, no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

Duplicate Policy Charge

You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy to be deducted from the Accumulated Value. This fee is currently being waived.

Increase of Specified Amount Charge

We will assess a $50 charge for each increase in Specified Amount after the first in a Policy Year to be deducted from the Accumulated Value. This charge compensates us for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, may reinstate the fees and charges in the future.

Research Fee

We may charge you up to $50 per request, to be deducted from the Accumulated Value, when you request information that is duplicative of information previously provided to you and that requires extensive research.

Fund Expenses

Expense of the Funds, including fees and charges, are discussed in the Funds’ prospectuses and in their statements of additional information available by writing to us at our Mailing Address.

Please note that the Funds and their investment adviser are affiliated with us. In addition, as discussed under “Selection of the Funds” above, the Funds pay us for performing certain administrative services.

Additional Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution of Policies” for more information.

Other Policy Benefits and Provisions

Issue Date

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application or the application is approved other than as applied for, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on the existing policy. If the exchange does not qualify for Section 1035 tax treatment, you may have to pay federal income tax, including a possible penalty tax, on your old policy. There will be a new surrender charge for the exchanged policy and other charges may be higher (or lower) and the benefits may be different. There may be delays in our processing of the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts that the exchange is in your best interest. In general, the person selling you the new policy will earn a commission.

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Owner, Beneficiary

You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

Right-to-Examine Period

The Owner may cancel the Policy before the latest of the following three events:

●	45 days after the date of the application;

●	20 days after we have personally delivered or have sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

●	20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver a Written Request to cancel (in Good Order) to the representative who sold it or to us at our Mailing Address. Unless prohibited by state law, the refund will include:

●	All charges for state taxes deducted from premiums; plus

●	Total amount of Monthly Deductions; plus

●	Any other charges taken from the Accumulated Value; plus

●	The Accumulated Value on the date we received the Written Request to cancel the Policy in Good Order; minus

●	Any Policy Indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy. We may require that you return the Policy. If you cancel your Policy by exercising your Right to Examine and attempt to purchase a substantially similar Contract the Company may refuse to issue the second Contract.

Paid-up Insurance

The Policy may be exchanged, in whole or in part, for a paid-up whole life policy at any time prior to Attained Age 86, if the following conditions are met:

A.	The Owner makes a Written Request for this Policy change;

B.	The Policy is one we are then issuing for the Insured’s age and premium class;

C.	The Policy is subject to our normal underwriting rules;

D.	There is compliance with any other conditions determined by us; and

E.	Any Indebtedness not repaid at the time of the change will be continued as a loan against the paid-up policy.

Transfer of Ownership

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The Written Request must be in writing and filed (in Good Order) at our Mailing Address. The transfer will take effect as of the date the Written Request was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

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We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before having received Written Request for the transfer, in Good Order. A transfer of ownership may have tax consequences. Consult a tax adviser before transferring ownership of the Policy.

Addition, Deletion, or Substitution of Investments

We may make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy’s interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also may establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

Voting Rights

We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund’s shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

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Distribution of THE Policy

We no longer issue new Policies. CBSI serves as principal underwriter for the Policy. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission (”SEC”) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI services Owners through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

Compensation Arrangements For CBSI and Its Sales Personnel

We pay commissions to CBSI for the sale of the Policies by its registered representatives in the amount of: 116.22% of Premiums up to the Minimum Premium and 8.15% of Excess Premiums above that amount paid in the first Policy Year; and 5.00% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CBSI for services.

CBSI pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation items that we may provide jointly with CBSI. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CBSI’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Arrangements For Selling Firms and Their Sales Personnel

We pay commissions to selling firms for sales of the Policies by their registered representatives in the amount of: 105% of Premiums up to the Minimum Premium and 7.3% of Excess Premiums above that amount paid in the first Policy Year; and 5.0% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

Selling firms pay their registered representatives a portion of the commissions received for their sales of Policies. We and/or CBSI may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, including increased access to their registered representatives, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We and/or CBSI may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy Year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy Year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Source of Compensation

Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

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OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the death benefit associated with your Policy, other standard or optional benefits may also be available to you. The following table summarizes information about those benefits. A Rider attached to a Policy adds additional optional insurance and benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table section of this Prospectus.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
No-Lapse Guarantee	Protects against Policy Lapse	Standard

●   Requests to increase Specified Amount within first 3 Policy Years will void the guarantee.

●   Only applies during first 3 Policy Years.

●  Annual premiums, less all partial withdrawals and Indebtedness, must be at least equal to the minimum premium.

●  Partial withdrawals and loans may terminate guarantee.

Minimum Death Benefit Guarantee	Guarantees payment of minimum amount of death benefit	Standard

●   Annual premiums must at least equal the Target Premium.

●   Expires at later of Insured age 65 or 10 years from the Issue Date.

●   Partial withdrawals and loans may terminate guarantee.

●   Cannot not be reinstated after termination.

Dollar-Cost Averaging	Provides for the systematic transfer of specified dollar amounts from the Vanguard Variable Insurance Fund Money Market Subaccount to other Subaccounts	Optional

●   Transfers may only be made on a monthly basis.

●   Minimum transfer amount is $100 per month.

●  Amounts transferred to a Subaccount must be stated in whole percentages.

●  No Transfers may be made to the Interest Bearing Account.

●   Certain events will cause program to terminate.

Accelerated Death Benefit Option Endorsement	Accelerates payment of a portion of death benefit if Insured is terminally ill	Optional

●   Up to 50% of Policy’s eligible death benefit will be paid.

●   Maximum payment of $250,000 per Insured.

●   Evidence of terminal illness required.

●   Policy must be In Force other than as extended term insurance.

●   Policy must have more than 2 years until Maturity Date.

●   Accelerated payments reduce account value in proportion to how the death benefit is reduced. This reduction could be significant.

●   If you have an existing Policy loan and take an accelerated death benefit payment, the amount you receive will be reduced as a result of the loan and the death benefit will be reduced by an amount greater than the amount received under the Accelerated Death Benefit Option.

Children’s Insurance	Provides level term insurance on children of Insured	Optional	● Terminates at earlier of age 23 of child or age 65 of Insured.
Guaranteed Insurability	Allows additional insurance to be purchased on life of Insured at standard rates without evidence of insurability	Optional	● Issued only to standard risks. ● Insurance may be purchased only on specific future dates.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Benefit	Pays additional death benefit on life of Insured should death occur due to accidental bodily injury	Optional	● Death must occur before age 70. ● Premium is payable until Insured reaches age 70.
Automatic Increase	Provides for automatic increases in Policy’s Specified Amount on each Policy Anniversary without evidence of insurability	Optional	● None
Other Insured	Provides level term insurance to Insured or another person within Insured’s immediate family	Optional	● Evidence of insurability required to increase death benefit amount. ● Term insurance expires on “other Insured’s” 95th birthday or at Policy termination.
Term Insurance	Provides term insurance	Optional	● Policy must have $250,000 minimum Face Amount. ● Available only on primary Insured. ● Convertible until age 75. ● Term insurance expires on Insured’s 95th birthday or at Policy termination.
Disability Waiver of Monthly Deductions	Waives Monthly Deductions for administrative and life insurance costs during Insured’s total disability	Optional	● Only renewed until the Policy Anniversary following Insured’s 65th birthday. ● Terminates at the Policy Anniversary following Insured’s 65th birthday.
Disability Benefit Waiver of Premium and Monthly Deduction	Waives Monthly Deductions for administrative and life insurance costs during Insured’s total disability and provides additional premium contributions from us	Optional	● Only renewed until the Policy Anniversary following Insured’s 65th birthday. ● Maximum additional premium from us is $12,000 per year. ● Terminates at Insured’s 65th birthday.
Executive Benefits Plan Endorsement	Waives Deferred Charges on Policy	Optional

●  Available only on Policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans.

●  Policy must be surrendered and proceeds used to fund a new policy provided through CMFG Life or an affiliate.

●  Policy must be owned by a business or trust.

●  Insured under current and new Policies must be a selected manager or highly compensated employee.

●  Evidence of insurability required.

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No-Lapse Guarantee

If you make sufficient planned annual premiums each year for the first three Policy Years, the no-Lapse guarantee will remain in effect and your Policy will not Lapse during those years.

How the benefit works: If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is voided.

In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the monthly deduction, the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine Policy Years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

The minimum premium is defined under the following formula:

Minimum premium = [(Cost of Insurance + Administrative Fee + Accidental Death Benefit premium + Guaranteed Insurability premium + Automatic Increase premium + Disability Waiver of Monthly Deductions premium + Disability Waiver of Premium and Monthly Deduction premium + Surrender Charge)*(0.60) + Policy Fee + Children’s Insurance premium + Other Insured premium + Term Insurance premium] / (1 – Premium Expense Charge)

Example: Assume a Male, Insured, Issue Age 35, who lives in a state with a 2.00% Premium Expense Charge and is in the standard risk class, purchased a Policy with $100,000 Specified Amount, a $50,000 Accidental Death Benefit Rider, and the Disability Waiver of Monthly Deductions Rider. The charges under his Policy and the optional benefits he has selected would be (charges shown are annual amounts):

Cost of Insurance:	$272.00
Administrative Fee:	$45.00
Surrender Charge:	$813.00
Accidental Death Benefit premium:	$34.50
Waiver of Monthly Deductions premium:	$19.06
Policy Fee	$72.00
Premium Expense Charge	2.00%

We calculate the minimum premium according to the formula provided above and then divide the minimum premium by 12 to determine the monthly minimum premium.

Minimum premium

= [(Cost of Insurance of 272.00 + Administrative Fee of 45.00 + Accidental Death Benefit premium of 34.50 + Disability Waiver of Monthly Deductions premium of 19.06 + Surrender Charge of 813.00)*(0.60) + Policy Fee of 72.00] / (1 – Premium Expense Charge of 0.02)

= [1,183.56*(0.60) + 72] / (1-0.02) = $798.10

Monthly minimum premium = $798.10 / 12 = $66.51

Assume the Policy has been In Force for 24 months and the Insured has taken no partial withdrawals or loans when the Net Cash Value becomes insufficient to pay the Monthly Deduction. To determine whether sufficient premiums have been paid to maintain the no-Lapse guarantee, we multiply the monthly minimum premium of $66.51 by the 24 months the Policy has been In Force plus one additional month: 66.51*(24 + 1) = $1,662.75. If the sum of all premiums is at least $1,662.75 at this time, the no-Lapse guarantee will prevent Lapse.

Minimum Death Benefit Guarantee

If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on the specifications page of each Policy.

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How the benefit works: The minimum death benefit guarantee provides that we will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease the Specified Amount, change the Death Benefit Option, or add or delete riders.

If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during the first nine Policy Years or the first nine Policy Years following an increase in Specified Amount. During those years, any Monthly Deduction remaining after amounts in the Deferred Charges Account have been exhausted will be waived. In the 10th Policy Year or the 10th Policy Year following an increase in Specified Amount and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

Example: Using the same assumptions as the No-Lapse Guarantee example, the Target Premium would be

Annual Target Premium

= minimum premium / 0.60

= $798.10 / 0.60 = $1,330.17

Monthly Target Premium = $1,330.17 / 12 = $110.85

Assume the Policy has been In Force for 24 months and the Insured has taken no partial withdrawals or loans when the Net Cash Value becomes insufficient to pay the Monthly Deduction. To determine whether sufficient premiums have been paid to maintain the minimum death benefit guarantee, we multiply the monthly Target Premium of $110.85 by the 24 months the Policy has been In Force plus one additional month: 110.85*(24 + 1) = $2,771.25. If the sum of all premiums is at least $2,771.25 at this time, the minimum death benefit guarantee will prevent Lapse. If the Insured were to die at this time, the Specified Amount will be paid.

Dollar-Cost Averaging

Provides for the systematic transfer, on a monthly basis, of specified dollar amounts from the Vanguard Variable Insurance Fund Money Market Subaccount to other Subaccounts.

How the service works: If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Vanguard Variable Insurance Fund Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Vanguard Variable Insurance Fund Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Vanguard Variable Insurance Fund Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Vanguard Variable Insurance Fund Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy Year. We may discontinue offering dollar-cost averaging at any time and for any reason.

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Children’s Insurance

This rider provides level term insurance on children of the Insured up to the earlier of age 23 of the child or age 65 of the Insured.

How the rider operates: The rider option amount will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured dies prior to the termination of this rider, the coverage on each eligible child becomes paid-up term insurance to age 23 for the rider option amount. On the policy anniversary following each Insured child’s 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new whole life insurance policy without evidence of insurability.

The example below demonstrates the charge for this rider:

Base policy Specified Amount:	$50,000
Eligible rider units for purchase:	10 (1 unit per each $5,000 base policy Specified Amount, to a max of 10 units)
Rider units purchased:	3
Rider option amount:	$3,000 ($1,000 per rider unit purchased). ($3,000 level term insurance coverage for each eligible child of the Insured)
Rider charge rate:	$9.00 per unit

Annual rider charge = 3 x $9.00 = $27.00. This charge covers all eligible children of the Insured.

Guaranteed Insurability

This rider provides that additional insurance may be purchased on the life of the Insured on specific option dates at standard rates without evidence of insurability.

How the rider operates: The regular option dates are Policy Anniversaries coincident with or immediately following the Insured’s 25th, 28th, 31st, 34th, 37th, and 40th birthdays. It is issued only to standard risks. This rider may be issued until the Policy Anniversary following the Insured’s 37th birthday.

The example below demonstrates the charge for this rider on an Attained Age basis:

Sex:	Male
Risk class:	Standard
Rider issue age:	13
Rider Attained Age:	13
Rider option amount:	$10,000 (has the option to purchase this amount of additional insurance at each of the above regular option dates)

Rider charge rate: $1.18 per $1,000 coverage (rate is specific for Attained Age 13)

Annual rider charge = ($10,000/$1,000) x $1.18 = $11.80

Accidental Death Benefit

Pays an additional death benefit on the life of the Insured if death occurs due to accidental bodily injury before Age 70.

How the rider operates: This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before age 70. The annual rider charge for the accidental death benefit is payable until the Insured reaches age 70.

The example below demonstrates the charge for this rider:

Sex:	Male
Risk class:	Non-smoker
Rider Attained Age:	33
Rider option amount:	$10,000 (additional death benefit amount)
Rider charge rate: $0.68 per $1,000 coverage (rate is specific for Attained Age 33)

Annual rider charge = ($10,000/$1,000) x $0.68 = $6.80

Automatic Increase

This rider provides for automatic increases in the policy’s Specified Amount on each Policy Anniversary without evidence of insurability.

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How the rider operates: This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured’s 55th birthday. The ongoing charges for the increased Specified Amounts utilize an Attained Age basis table. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner’s Policy to become a Modified Endowment Contract.

The example below demonstrates the charge for this rider on an Attained Age basis:

Sex:	Male
Risk class:	Non-smoker
Rider issue age:	37
Rider Attained Age:	37
Rider option amount:	$10,000 (the amount of Specified Amount increase at each Policy Anniversary without evidence of insurability)
Rider charge rate:	$0.50 per $1,000 coverage (rate is specific for Attained Age 37)

Annual rider charge = ($10,000/$1,000) x $0.50 = $5.00

Other Insured

This rider provides level term insurance.

How the rider operates: The “other Insured” could be the Insured or could be another person within the immediate family of the Insured. The term insurance expires on the “other Insured’s” 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the term insurance. The rider may be issued until the Policy Anniversary following the Insured’s 65th birthday.

The example below demonstrates the charge for this rider on an Attained Age basis:

Sex:	Female
Risk class:	Non-smoker
Rider issue age:	36
Rider Attained Age:	36
Rider option amount:	$10,000 (additional level term insurance purchased)

For Female, Non-smoker, Attained Age 36	Current Rate	Guaranteed Max Rate
Initial rider charge rate per $1,000 coverage:	$1.53	$1.61
Annual rider fee: $20.00

Current annual rider charge (Attained Age 36) = $20.00 + ($10,000/$1,000) x $1.53 = $35.30

Guaranteed maximum annual rider charge (Attained Age 36) = $20.00 + ($10,000/$1,000) x $1.61 = $36.10

Ongoing other insured rider charges utilize an Attained Age basis table.

Term Insurance

This rider provides level term insurance.

How the rider operates: This rider is available only on Policies with a Face Amount of at least $250,000. It is available only on the primary Insured. The rider is convertible to age 75. The term insurance expires on the Insured’s 95th birthday or upon termination of the Policy.

The example below demonstrates the charge for this rider on an Attained Age basis:

Sex:	Male
Risk class:	Non-smoker
Rider issue age:	37
Rider Attained Age:	37
Rider option amount:	$230,000 (additional level term insurance purchased)

For Male, Non-smoker, Attained Age 37	Current Rate	Guaranteed Max Rate
Initial rider charge rate per $1,000 coverage:	$1.23	$1.94

Current annual rider charge (Attained Age 37) = ($230,000/$1,000) x $1.23 = $282.90

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Guaranteed maximum annual rider charge (Attained Age 37) = ($230,000/$1,000) x $1.94 = $446.20

Ongoing term insurance rider charges utilize an Attained Age basis.

Disability Waiver of Monthly Deductions

This rider provides that, during the Insured’s total disability, we will waive Monthly Deductions for administrative and life insurance costs.

How the rider operates: During the Insured’s total disability, Monthly Deductions are waived. The rider may be issued until the Policy Anniversary following the Insured’s 55th birthday. It may be renewed until the Policy Anniversary following the Insured’s 65th birthday.

Example: Assume a Male Insured, Attained Age 35 who is in the standard risk class purchased a Policy with $100,000 Specified Amount, a $50,000 Accidental Death Benefit Rider and the Disability Waiver of Monthly Deductions Rider. The charges under his Policy and the optional benefits he has selected would be (charges shown are annual amounts):

Annual Amount Deducted (per Fee Table):
Cost of Insurance:	$272.00 (Current charge: Male, Standard, Age 35)
Monthly Administrative Fee:	$45.00
Accidental Death Benefit rider charge:	$34.50 (Male, Standard, Age 35)
Policy Fee:	$72.00
Waiver charge (per $100 Monthly Deduction):	$4.50

To calculate the waiver charge, we first determine the sum of the deductions (pre-waiver).

Sum of Monthly Deductions (pre-waiver) = $272.00 + $45.00 + $34.50 + $72.00 = $423.50

The charge for the Monthly Deduction Waiver is the sum of the deductions (pre-waiver) divided by $100 and multiplied by the waiver charge per $100 of Monthly Deduction.

Charge for Monthly Deduction Waiver = ($423.50/$100) x $4.50 = $19.06

Total Monthly Deductions (including Waiver), Attained Age 35 = $423.50 + $19.06 = $442.56 per year

$442.56/12 = $36.88 per month.

Under the rider, we will waive the total Monthly Deductions of $36.88 per month during the Insured’s total disability.

Disability Benefit Waiver of Premium and Monthly Deduction

Like the rider just described, this rider provides that, during the Insured’s total disability, we will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that we will contribute additional premium.

How the rider operates: The amount of additional premium we will contribute will be shown on the specifications page for the rider. The maximum amount we will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured’s 55th birthday. It may be renewed until the Policy Anniversary following the Insured’s 65th birthday at which time the rider terminates.

Example: Using the same assumptions as the Disability Waiver of Monthly Deductions example, the charge for the waiver of Monthly Deductions would be the same ($19.06 per year). In addition, the Target Premium would be the same as under the No-Lapse Guarantee example ($1,330.17 per year). The charge for the waiver of Premium would be 2.25% of the Target Premium ($1,330.17 x 2.25%) = $29.93 per year.

The total charge for the Waiver of Premium and Monthly Deduction is the sum of the charge for the waiver of Monthly Deductions and the charge for the waiver of Premium = $19.06 + $29.93 = $48.99 per year.

Total Monthly Deductions (including Waiver) = $423.50 + $48.99 = $472.49 per year

$472.49/12 = $39.37 per month

Under the rider, we will waive the total Monthly Deductions of $39.37 per month and contribute the additional premium up to $12,000 annually during the Insured’s total disability.

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Accelerated Death Benefit Option Endorsement

This rider provides an accelerated payment of the death benefit up to 50% of a Policy’s eligible death benefit if you provide us with satisfactory evidence that the Insured is terminally ill. Terminal illness is a non-correctable medical condition in which the Insured’s life expectancy is no more than twelve months.

How the endorsement operates: The acceleration percentage is the amount requested by the Owner divided by the eligible death benefit; the eligible death benefit is the death benefit calculated without including Accumulated Value. The amount requested is subject to a $250,000 maximum per Insured. In order to be considered eligible, the coverage must:

1)	be In Force other than as extended term insurance; and

2)	have more than two years until its Maturity Date, from the date written notification to exercise this benefit is received by us at our Mailing Address.

We assess an administrative charge (of no more than $300) for an accelerated payment of the death benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated death benefit. Accelerated payments will reduce account value in proportion to how the death benefit is reduced. This reduction could be significant. If you have an existing Policy loan and take an accelerated death benefit payment, the amount you receive will be reduced as a result of the loan and the death benefit will be reduced by an amount greater than the amount received. The tax consequences of accelerated benefits are uncertain, and you should consult a tax advisor before exercising this option. The Accelerated Death Benefit Option Endorsement is not available in all states and may vary by state.

Example:

Assume the following Policy details prior to the acceleration of the death benefit:

Death Benefit:	$250,000
Face Amount:	$250,000
Account Value:	$50,000
Policy Loan:	$15,000

The Insured is terminally ill as defined in the endorsement and the Owner requests to accelerate $100,000 of the death benefit. This constitutes an acceleration percentage of 40% of the death benefit ($100,000 amount to be accelerated / $250,000 death benefit = 40% acceleration percentage).

To determine the payable proceeds, the amount to be accelerated will be reduced by the interest expense, the administrative expense and a policy loan adjustment. Assume the maximum annual interest rate of 8% is in effect at the time of the acceleration request. The interest expense is $8,000 (8% interest rate x $100,000 amount to be accelerated = $8,000 interest expense). The policy loan adjustment is $6,000 ($15,000 policy loan amount x 40% acceleration percentage = $6,000 policy loan adjustment).

The payable proceeds are then calculated as follows:

Amount to be Accelerated:	$100,000
Less interest expense:	- $8,000
Less administrative expense:	- $300
Less policy loan adjustment:	- $6,000 (Policy Loan x Acceleration Percentage)
Payable proceeds	= $85,700

The amount to be accelerated is gross of applicable deductions. Alternatively, the Owner could request the payable proceeds amount (net of applicable deductions) rather than the amount to be accelerated. If the Owner requested $100,000 in payable proceeds, the amount to be accelerated would be higher and the impact on policy values would be greater.

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Based on the assumptions above, the impact on policy values would be as follows:

	Policy Values Before Acceleration	Policy Values After Acceleration
Death Benefit	$250,000	$150,000
Face Amount	$250,000	$150,000
Account Value	$50,000	$30,000
Policy Debt	$15,000	$9,000
Planned Annual Premium*	$2,500	$2,500

* The Planned Premium would not change because of the acceleration. However, the Owner could elect to change Planned Premiums based on reduced monthly charges resulting from the Account Value and Face Amount after acceleration.

Death Benefit After Acceleration = Death Benefit Before Acceleration – Amount to Be Accelerated
Death Benefit After Acceleration = $250,000 – $100,000 = $150,000

Face Amount After Acceleration = Face Amount Before Acceleration x Death Benefit After Acceleration / Death Benefit Before Acceleration
Face Amount After Acceleration = $250,000 x $150,000 / $250,000 = $150,000

Account Value After Acceleration = Account Value Before Acceleration x Death Benefit After Acceleration / Death Benefit Before Acceleration
Account Value After Acceleration = $50,000 x $150,000 / $250,000 = $30,000

Policy Loan After Acceleration = Policy Debt Before Acceleration x Death Benefit After Acceleration / Death Benefit Before Acceleration
Policy Loan After Acceleration = $15,000 x $150,000 / $250,000 = $9,000

Executive Benefits Plan Endorsement

This endorsement is available on Policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the Deferred Charges on the Policy to which it is attached subject to the following conditions:

1.	the Policy is surrendered and the proceeds are used to fund a new policy provided through CMFG Life Insurance Company or an affiliate. The policies CMFG Life Insurance Company makes available with this endorsement are fixed whole life insurance policies.

2.	the Policy is owned by a business or trust;

3.	the new Policy is owned by the same entity;

4.	the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

5.	the Insured under the new Policy is also a selected manager or highly compensated employee;

6.	we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we may charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

Riders under this Policy may vary from state to state. All material state variations are described in this Prospectus. We are not currently issuing new riders on any Policy.

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Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a policy.

Possible Tax Law Changes. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”). There always is the possibility that the tax treatment of the policy could change by legislation or otherwise. We have the right to modify the policy in response to legislative changes.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we may restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the Policies do not give you investment control over Separate Account assets, we may modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy generally will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments. A Policy received in a tax-free exchange for a Modified Endowment contract will also be classified as a Modified Endowment Contract.

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If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven Policy Years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10% additional federal income tax is imposed on the taxable amount subject except where the distribution or loan is made on or after the taxpayer reaches age 59½;

made on or after the death of an Owner;

attributable to the taxpayer’s becoming disabled; or

made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy’s Death Benefit Option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Certain limitations may apply that are not discussed herein. An Owner contemplating an election not to have withholding, should consult a tax advisor as to the tax consequences.

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Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Option. The federal income tax consequences associated with the Accelerated Death Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this endorsement. (See “Accelerated Death Benefit Option” for more information.)

Special Rules for Pension and Profit-Sharing Plans

If a Policy has been purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the death benefit over the Policy value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified advisor regarding ERISA.

Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy

Businesses were able to use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If the value of a Policy to you depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s Indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

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Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Medicare Tax on Investment Income

A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals. Please consult a tax advisor for more information.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

Estate, Gift and Generation-Skipping Transfer Taxes

The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death benefit proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The federal estate tax, gift tax, and GST tax exemptions and maximum rates may each be adjusted.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

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We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that the policy owners currently receive.

Our Taxes

Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We may charge the Separate Account for any future federal income taxes that we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Legal Proceedings

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or us or on the ability of the CBSI to perform its contract with the Variable Account, or on our ability to meet our obligations under the Policy.

Financial Statements

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address.

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APPENDIX A: UNDERLYING FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling 1-800-798-5500 or sending an email request to AnnuityAndPRTManagersMail@cunamutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Generate high level of current income, consistent with prudent limitation of investment risk	Ultra Series Fund – Core Bond Fund (Class I) Adviser: Madison Asset Management, LLC	0.57%	1.58%	3.55%	2.61%
High total return through income and capital appreciation	Ultra Series Fund – Diversified Income Fund (Class I) Adviser: Madison Asset Management, LLC	0.72%	14.92%	10.76%	9.35%
Long-term growth of capital with income as secondary consideration	Ultra Series Fund – Large Cap Value Fund (Class I) Adviser: Madison Asset Management, LLC	0.62%	22.36%	8.32%	10.36%
Long-term capital appreciation	Ultra Series Fund – Large Cap Growth Fund (Class I) Adviser: Madison Asset Management, LLC	0.82%	22.96%	17.51%	14.81%
Long-term capital appreciation	Ultra Series Fund – Mid Cap Fund (Class I) Adviser: Madison Asset Management, LLC	0.92%	26.39%	16.24%	14.85%
Long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies	T. Rowe Price International Stock Portfolio Adviser: T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price International Ltd.	1.05%	1.32%	10.21%	8.18%
Provide current income while maintaining liquidity and stable share price of $1	Vanguard Variable Insurance Fund Money Market Portfolio Adviser: Vanguard Group, Inc.	0.07%	0.02%	1.15%	0.67%

 45

To learn more about the Policy, you should read the SAI dated May 1, 2022, as it may be amended. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, Net Cash Values, and Accumulated Value, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Copies of this information and the Policy (including the SAI) may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier: C000060833

 46

STATEMENT OF ADDITIONAL INFORMATION

CMFG LIFE INSURANCE COMPANY

2000 Heritage Way

Waverly, Iowa 50677-9202

(800) 798-5500

CMFG Variable Life Insurance Account

MEMBERS® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the MEMBERS® Variable Universal Life flexible premium variable life insurance policy (“Policy”) issued by CMFG Life Insurance Company and supported by CMFG Variable Life Insurance Account (“Separate Account”). This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2022, as it may be amended from time to time. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

The date of this SAI is May 1, 2022.

Form 1933

i

Policy Information

The Policy

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Our Right to Contest the Policy

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

Misstatement of Age or Gender

For a Policy based on male or female Cost of Insurance rates (as shown in your Policy), if the Insured’s age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

a)	If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the Cost of Insurance rate as of the most recent Monthly Day would have been at the Insured’s correct age and gender.

b)	If the misstatement is discovered prior to death, the Cost of Insurance rate will be adjusted based on the Insured’s correct age and gender beginning on the next Monthly Day.

For a Policy based on blended Cost of Insurance rates (as shown in your Policy), a misstatement of gender will not result in an adjustment. However, if the Insured’s age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

a)	If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the Cost of Insurance rate as of the most recent Monthly Day would have been at the Insured’s correct age.

b)	If the misstatement is discovered prior to death, the Cost of Insurance rate will be adjusted based on the Insured’s correct age beginning on the next Monthly Day.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the Cost of Insurance attributable to the increase from the effective date of the increase to the date of death.

Collateral Assignments

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at our Mailing Address. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

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A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.

Dividends

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy’s share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

a)	Paid into the Subaccounts and the Interest Bearing Account as Net Premiums; or

b)	Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy Years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy Year, plus $39 per Policy. For each Policy Year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy Year, plus $39 per Policy. For Issue Ages 0 – 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not subject to premium expense charges. These dividends are not guaranteed.

Additional Information on Underwriting and Charges

We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower Cost of Insurance rate than an Insured in a class with sub-standard and flat extra charges.

●	The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

●	Non-tobacco Insureds will generally incur lower Cost of Insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, Cost of Insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the Cost of Insurance rates will be changed to reflect the non-tobacco classification.

●	Preferred Insureds will generally incur lower Cost of Insurance rates than Insureds who are classified as non-tobacco.

●	Premium classes with sub-standard and flat extra charges may be available for those Insured’s who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally, we will not issue contracts with more than 400% extra substandard Cost of Insurance charges or $15 per $1000 in flat extra charges.

Additional Information on Benefits and Settlement Options

Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

1)	Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

2)	Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

3)	Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

2

4)	Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all settlement options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Even if the death benefit under the Policy is excludible from income, payments under Settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the settlement options general include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity income or payments which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Benefit Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at our Mailing Address. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant’s 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

Illustrations

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy’s monthly charges, the Funds’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured’s issue age and premium class, the Death Benefit Option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

Other Information

Registration Statement

A Registration Statement under the Securities Act of 1933, as amended, relating to this offering has been filed with the Securities and Exchange Commission (“SEC”). Certain portions of the Registration Statement and amendments have been omitted from this SAI pursuant to the rules and regulations of the SEC. Statements contained in this SAI concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC’s website at http://www.sec.gov.

Services

CMFG Life Insurance Company has entered into a master services agreement with se2, LLC (se2), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 will provide the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing.  The Company paid se2 $31,180, $35,894 and $30,271 for services performed in for 2021, 2020 and 2019, respectively.

Distribution of the Policies

Information About the Distributor. CUNA Brokerage Services, Inc. (“CBSI”) is responsible for distributing the Policies pursuant to a distribution agreement with us. CBSI serves as principal underwriter for the Policies. CBSI, a Wisconsin corporation organized in 1983 and a direct, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by us, is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc.

3

Sales Commissions and Other Compensation. We no longer offer new Policies. We intend to recoup commissions and other sales expenses for through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Description of Servicing Network. CBSI services the Policies through its registered representatives. CBSI also may have entered into selling agreements with other broker-dealers and compensates these broker-dealers (“selling firms”) for their services up to the amounts disclosed in the Prospectus. Registered representatives of CBSI and selling firms who sell the Policies have been appointed by us as insurance agents.

Records

We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Mailing Address or at our executive offices at 5910 Mineral Point Road, Madison, WI 53705.

State Regulation

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Experts

The financial statements of each of the individual Subaccounts comprising the CMFG Variable Life Insurance Separate Account included in this Statement of Additional Information and elsewhere in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of CMFG Life Insurance Company (the “Company”) included in this Statement of Additional Information and elsewhere in the Registration Statement, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such report expresses an unmodified opinion on such financial statements prepared in accordance with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division; and which expresses an adverse opinion that the statutory basis financial statements are not fairly presented in accordance with accounting principles generally accepted in the United States of America. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 111 S. Wacker Dr., Chicago, Illinois 60606.

Information About Us

CUNA Mutual Insurance Society is a stock life insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012. We are wholly owned by TruStage Financial Group, Inc., an Iowa intermediate holding company. TruStage Financial Group, Inc. is a subsidiary of CUNA Mutual Holding Company, an Iowa mutual insurance holding company controlled by its policy owners and is a diversified family of financial services businesses.

We are one of the world’s largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

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CBSI is our indirect wholly owned subsidiary.

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this SAI.

The Interest Bearing Account

The Interest Bearing Account is not registered with the SEC.

Additional Information about the Separate Account and the Funds

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. The Separate Account is registered under 1940 Act as a unit investment trust. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as “shared funding.” They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as “mixed funding.” As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund’s prospectus and statement of additional information.

CMFG Life Insurance Company’s Statutory-Basis Financial Statements

The statutory-basis financial statements as of December 31, 2021 and for each of the three years in the period ended December 31, 2021 appear on the following pages. Our financial statements should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under your Policy.

CMFG Variable Life Insurance Account Separate Account Financial Statements

The financial statements of the Separate Account as of December 31, 2021 and for each of the two years in the period ended December, 31, 2021 appear on the following pages.

5

CMFG Life Insurance Company

Statutory Basis Financial Statements for

CMFG Life Insurance Company as of and

for the year ended December 31, 2021 and

the Consolidated Statutory Basis Financial

Statements for CMFG Life Insurance

Company and Subsidiary as of December

31, 2020 and for the Two Years Ended

December 31, 2020 and 2019, Supplemental

Schedules as of and for each of the Years

Ended December 31, 2021, 2020 and 2019

and Independent Auditor’s Report

INDEPENDENT AUDITOR’S REPORT

Audit Committee and Stockholder of

CMFG Life Insurance Company and Subsidiary

Waverly, Iowa

Opinions

We have audited the statutory basis financial statements of CMFG Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years ended, December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory basis financial statements as a whole. The supplemental schedule of the consolidating statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and the consolidating statutory basis statements of operations, changes in capital and surplus, and cash flows (collectively “consolidating information”) for the year then ended are presented for the purpose of additional analysis of the consolidated 2020 statutory basis financial statements rather than to present the statutory basis financial statements of admitted assets, liabilities and capital and surplus, operations, changes in capital and surplus, and cash flows of the individual companies and are not a required part of the consolidated 2020 statutory basis financial statements. The supplemental schedules of selected financial data, summary investment schedule, supplemental investment risks interrogatories, and reinsurance contract interrogatories as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 17, 2022

CMFG LIFE INSURANCE COMPANY Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2021 and 2020 ($ in 000s)

Admitted Assets	2021	2020

Cash and invested assets
Bonds and notes	$9,226,509	$9,458,503
Common stocks - affiliated	1,918,157	1,150,064
Common stocks - unaffiliated	80,579	97,645
Preferred stocks - unaffiliated	4,414	4,253
Mortgage loans	1,960,658	1,981,024
Real estate occupied by the Company, at cost less accumulated depreciation	114,248	66,205
Real estate held for production of income, at cost less accumulated depreciation	1,966	1,484
Contract loans	105,777	107,766
Derivatives	14,072	27,830
Other invested assets	1,854,917	1,249,405
Receivables for securities sold	24,366	2,947
Securities lending assets	398,300	387,166
Cash, cash equivalents and short-term investments	75,596	193,571

Total cash and invested assets	15,779,559	14,727,863

Premiums deferred and uncollected	311,174	272,652
Accrued investment income	77,613	83,866
Federal income taxes recoverable	146,113	194,962
Net deferred tax asset	99,975	101,847
Amounts due from reinsurers	22,616	1,578
Electronic data processing equipment - at cost less accumulated depreciation	6,121	7,163
Receivables from affiliates	132,566	89,649
Other assets	109,889	105,154
Separate account assets	9,649,953	8,661,664

Total admitted assets	$26,335,579	$24,246,398

See accompanying notes to statutory basis financial statements	3

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued

December 31, 2021 and 2020

($ in 000s)

Liabilities and Capital and Surplus	2021	2020

Liabilities
Policy reserves
Life insurance and annuity contracts	$9,523,917	$9,278,969
Accident and health contracts	993,568	937,553
Liability for deposit-type contracts	773,568	776,997
Policy and contract claims	179,086	152,968
Dividends payable to policyholders	23,870	40,415
Advance premium and experience refunds	89,119	93,622
Reinsurance payable	13,007	4,023
Interest maintenance reserve	36,199	27,929
Liability for employee retirement plans	266,703	250,205
Amount held for others	26,675	19,149
Payable to affiliates	86,362	64,790
Commissions, expenses, taxes, licenses, and fees accrued	219,480	193,375
Notes and interest payable	140,004	345,036
Asset valuation reserve	718,509	576,750
Derivatives	8,907	30,375
Payable for securities purchased	23,288	4,495
Margin liabilities	341,239	215,856
Other liabilities	14,018	25,576
Payable for securities lending	398,300	387,166
Transfers to (from) separate accounts	(14,330)	(15,541)
Separate account liabilities	9,649,953	8,661,664

Total liabilities	23,511,442	22,071,372

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares authorized, issued and outstanding	7,500	7,500
Paid-in capital	874,232	70,837
Surplus notes	69,545	77,273
Unassigned surplus	1,872,860	2,019,416

Total capital and surplus	2,824,137	2,175,026

Total liabilities and capital and surplus	$26,335,579	$24,246,398

See accompanying notes to statutory basis financial statements	4

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Operations

Years Ended December 31, 2021, 2020, and 2019

($ in 000s)

	2021	2020	2019
Income
Premiums and other considerations
Life and annuity contracts	$3,912,412	$4,124,107	$3,377,637
Accident and health contracts	576,185	581,429	584,284
Supplementary contracts	13,067	19,114	26,621
Net investment income	705,167	568,060	599,161
Reinsurance commissions	3,012	1,627	1,231
Commission and fee income	53,675	68,859	65,813
Other income (loss)	7,454	5,612	13,041

Total income	5,270,972	5,368,808	4,667,788

Benefits and expenses
Death and annuity benefits	786,134	710,976	570,564
Disability and accident and health benefits	225,197	228,389	230,010
Interest on deposit-type contracts	22,834	23,544	24,055
Other benefits to policyholders and beneficiaries	1,757	1,598	2,394
Surrender benefits	1,973,545	1,725,843	1,587,332
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract funds, and group conversions	34,875	36,141	37,244
Increase in policy reserves-life and annuity contracts and accident and health insurance	300,954	913,188	653,007
General insurance expenses	814,802	764,471	763,224
Insurance taxes, licenses, fees, and commissions	250,566	162,954	99,072
Net transfers to separate accounts	631,174	607,644	480,086

Total benefits and expenses	5,041,838	5,174,748	4,446,988

Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	229,134	194,060	220,800

Dividends to policyholders	25,490	42,151	25,329

Income before federal income tax (benefit) and net realized capital (losses)	203,644	151,909	195,471
Federal income tax expense (benefit)	(13,759)	(98,768)	(18,017)

Income before net realized capital gains (losses)	217,403	250,677	213,488
Net realized capital gains (losses), excluding gains transferred to IMR, net of tax expense (2021 - $76,448; 2020 - $34,192; 2019 - $24,870) excluding taxes transferred to (from) IMR (2021 - ($3,190); 2020 - ($1,493); 2019 - ($2,257))	(61,330)	(87,662)	(7,722)

Net income	$156,073	$163,015	$205,766

See accompanying notes to statutory basis financial statements	5

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Changes in Capital and Surplus

Years Ended December 31, 2021, 2020, and 2019

($ in 000s)

	2021	2020	2019
Capital and surplus at beginning of year	$2,175,026	$2,197,648	$2,254,820
Additions (deductions)
Net income	156,073	163,015	205,766
Change in unrealized capital gains (losses), net of tax expense (benefit) - (2021 - $74,895; 2020 - ($8,341); 2019 - ($4,426))	290,205	(143,872)	(27,681)
Change in unrealized foreign exchange capital gains (losses), net of tax expense (benefit) - (2021 - ($83); 2020 - $306; 2019 - $289)	(257)	1,038	886
Change in net deferred income tax	64,382	(8,102)	(14,931)
Change in nonadmitted assets	(437,630)	(4,759)	29,851
Change in asset valuation reserve	(141,759)	17,733	(218,472)
Change in employee retirement plans, net of tax expense (benefit) - (2021 - $648; 2020 - ($3,229); 2019 - ($1,753))	2,438	(12,149)	(6,591)
Dividends to stockholder	(80,000)	(38,000)	(26,000)
Paid in capital	803,395	8,000	-
Change in reserve valuation basis	(8)	2,201	-
Change in surplus notes	(7,728)	(7,727)	-

Net additions (deductions)	649,111	(22,622)	(57,172)

Capital and surplus at end of year	$2,824,137	$2,175,026	$2,197,648

See accompanying notes to statutory basis financial statements	6

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Cash Flows

Years Ended December 31, 2021, 2020, and 2019

($ in 000s)

	2021	2020	2019

Cash from operating activities
Premiums and other considerations	$4,431,700	$4,663,001	$3,987,017
Net investment income received	644,806	514,487	605,357
Reinsurance commissions	1,103	1,121	1,231
Other income	67,684	70,768	70,889
Policy and contract benefits and dividends paid	(3,040,069)	(2,694,526)	(2,448,067)
Operating expenses paid	(994,405)	(880,098)	(839,603)
Federal income taxes paid	(17,118)	(107,694)	(26,732)
Net transfers (to) from separate accounts	(665,714)	(692,981)	(417,880)

Net cash provided by operating activities	427,987	874,078	932,212

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,767,689	1,224,339	1,397,360
Stocks	113,893	116,573	119,905
Mortgage loans	390,731	241,784	134,470
Other invested assets	261,482	172,709	338,010
Net change in receivables from securities sold	-	-	72
Miscellaneous proceeds	35,607	14,872	68,877
Total investment proceeds	2,569,402	1,770,277	2,058,694
Cost of investments acquired
Bonds and notes	1,455,248	1,543,681	2,244,552
Stocks	91,844	134,484	180,045
Mortgage loans	370,366	298,626	309,504
Real estate	54,407	14,832	7,734
Other invested assets	1,534,983	403,492	376,093
Miscellaneous applications	32,351	78,386	171,495
Total investments acquired	3,539,199	2,473,501	3,289,423
Net increase in contract loans	1,989	1,327	3,133

Net cash used in investing activities	(967,808)	(701,897)	(1,233,862)

Cash from financing and miscellaneous activities
Paid-in capital	803,395	-	-
Borrowed (repaid) funds, net	(191,698)	21,041	72,719
Payment of surplus notes	(7,728)	(7,727)	-
Net deposits (withdrawals) on deposit-type contracts	(23,876)	(2,781)	72,804
Dividends to stockholder	(80,000)	(38,000)	(26,000)
Other cash provided (used)	(51,837)	(42,939)	182,717

Net cash provided by (used in) financing and miscellaneous activities	448,256	(70,406)	302,240

See accompanying notes to statutory basis financial statements	7

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Cash Flows, continued

Years Ended December 31, 2021, 2020, and 2019

($ in 000s)

	2021	2020	2019
Net change in cash, cash equivalents and short-term investments	$(91,565)	$101,775	$592
Cash, cash equivalents and short-term investments at the beginning of year	167,161	91,796	91,204

Cash, cash equivalents and short-term investments at the end of year	$75,596	$193,571	$91,796

Supplemental disclosure of non-cash transactions
Non-cash exchange of bonds and notes, disposals - tax free	$(79,201)	$(128,055)	$(135,899)
Non-cash exchange of bonds and notes, acquisitions - tax free	79,201	128,055	135,899
Non-cash receipt (return) of bonds and notes from securities lending	10,613	(5,148)	6,148
Cash paid during the year for interest	9,267	11,044	13,580
Interest capitalization	217	-	11
Receipt of bonds and notes to settle receivable from affiliate	54,323	105,911	48,014
Transfer of bonds and notes to settle payable to affiliate	(27,988)	(77,357)	-
Capital contribution of securities to affiliates	-	(8,000)	-
Contribution of securities from parent	-	8,000	-
Dividend income - receipt of bonds from subsidiary	70,080	79,666	39,627
Dissolution of holding company - other invested assets	(1,093,815)	-	-
Transfer of subsidiaries to equity securities after dissolution	1,093,815	-	-
Forgiveness of demand note in exchange for equity interest in MCA Fund III Holding	-	(211,020)	-
Receipt of debt securities in exchange for equity interest in MCA Fund III Holding	-	202,200	-
Receipt of demand note in exchange for equity interest in MCA Fund III Holding	-	211,020	-

See accompanying notes to statutory basis financial statements	8

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 1: Nature of Business

The statutory basis financial statements as of and for the year ended December 31, 2021 include the accounts of CMFG Life Insurance Company (“CMFG Life” or “the Company” ). The statutory basis financial statements as of December 31, 2020 and for the years ended December 31, 2020 and 2019 include the accounts of CMFG Life and its indirect wholly-owned subsidiary, MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively “the consolidated Company”). In 2020, MEMBERS Life requested and received approval from the Securities and Exchange Commission (“SEC”) to file its statutory-basis statements with its registered annuity product filings and therefore a consolidated statement filing is no longer needed. MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. CMFG Life and MEMBERS Life are stock life insurance companies organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Their primary products include group credit life and group credit disability, retirement plan group annuities and plan administration, group life and disability products and individual life, health and annuity policies.

The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses, most of which are targeted and designed for credit unions and their members. MEMBERS Life sells variable and indexed annuity contracts to consumers through face-to-face distribution channels. It also distributes whole life policies and services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results for 2020 and 2019.

On July 31, 2021, the Company acquired Preneed Holdings, LLC (“Preneed Holdings”) and various intangible assets related to internally developed software that are nonadmitted. American Memorial Life Insurance Company (“AMLIC”), Union Security Insurance Company (“USIC”), and Mt. Rushmore Road, LLC (Mt. Rushmore) were wholly-owned subsidiaries of Preneed Holdings. AMLIC and USIC are life insurance companies that provide pre-funded funeral (“preplanning”) insurance, final expense products and other life insurance products to consumers. Mt. Rushmore holds real estate assets. Subsequently, Preneed Holdings was dissolved and all subsidiaries became wholly-owned subsidiaries of CMFG Life. See Note 3, Investment in Common Stocks - Affiliated, for additional information on the Company’s acquisition of Preneed Holdings.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 9% of the Company’s premium for the year ended December 31, 2021, and 7% and 8% of the consolidated Company’s premiums for the years ended December 31 2020, and 2019, respectively. The Company’s group and individual annuity premiums represented 64% of total premiums for the year ended December 31, 2021 and for the consolidated Company 68% and 64% of total premiums for the years ended December 31, 2020 and 2019, respectively.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s and the consolidated Company’s affiliates. See Note 6 for a description of these transactions. While the Company and the consolidated Company believe that these transactions were at reasonable terms, the results of operations of the Company and the consolidated Company may have differed had these transactions been consummated with unrelated parties.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

In March 2020, the World Health Organization declared a worldwide pandemic regarding the outbreak of a novel coronavirus disease (“COVID-19”). The pandemic has affected the states where the Company operates, causing economic effects including temporary closures of businesses and reduced consumer activity. Because of the size, breadth and length of the pandemic, all of the direct and indirect consequences of COVID-19 are not yet known and may not emerge for some time. The COVID-19 pandemic has created a higher risk of mortality, negatively impacted the U.S. and global economy, and created increased volatility in capital markets. As a result, the Company’s ability to sell products through its regular channels and the demand for its products and services could be impacted. The extent to which the COVID-19 pandemic could continue to impact the Company’s business, results of operations, or financial condition will depend on continued future developments which are highly uncertain and cannot be predicted. To date, the Company has not experienced any material impacts to its financial position or results of operations and related cash flows.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). All intercompany accounts and transactions were eliminated from the statutory basis financial statements as of December 31, 2020 and for years ended December 31, 2020 and 2019.

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

Prescribed Statutory Accounting Practice

CMFG Life uses the following prescribed statutory accounting practice approved by the Insurance Department which differs from practices in the APPM: CMFG Life holds bonds and mortgage loans in its separate account for its variable and equity indexed annuities. Insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports certain assets at amortized cost, including the mortgage loans and bonds allocated to the separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity, and single premium deferred index-linked interest options annuity. Bonds are held at amortized cost or at fair value, based on the security’s NAIC designation. Net income is not affected by this prescribed practice.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

A reconciliation of the Company’s and the consolidated Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31.

	Capital and Surplus
	2021	2020
As determined using APPM	$3,005,386	$2,517,784
Prescribed practice
Carrying value of separate account assets	(181,249)	(342,758)
Total effect of prescribed practice	(181,249)	(342,758)
As reported	$2,824,137	$2,175,026

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, prepaid expenses, furniture, equipment, goodwill and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s and the consolidated Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

Affiliated common stocks are accounted for on the equity method using the Company’s and the consolidated Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory carrying value. The financial statements of affiliates must be audited, or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the statement of changes in capital and surplus as changes in net unrealized capital (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of operations and comprehensive income.

Dividend income from affiliates is recorded in net investment income. Under GAAP, dividends reduce the carrying value of the investment in unconsolidated affiliates.

For statutory accounting, the change in fair value of unaffiliated common stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

For statutory accounting, the amortization of low-income housing tax credit investments (“LIHTC”) is reported in net investment income, whereas for GAAP reporting, the amortization is reported in income tax expense.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as net realized capital gains (losses). On a statutory basis, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as net realized capital gains (losses). On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting (other than loan-backed securities), after an other-than-temporary impairment of bonds is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold the security until it has recovered, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company and the consolidated Company establish an allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

All leases are classified as operating leases for statutory accounting. Under GAAP, a right-of-use (“ROU”) asset and lease liability are recorded for all leases. ROU assets are depreciated on a straight-line basis, and the lease liability is reduced over the lease term as payments are made.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting, employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis these items are reflected in the Company’s and the consolidated Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

Deposits, surrenders, and benefits on certain annuity and deposit administration contracts, including those recorded in the separate accounts, are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities, and single premium deferred index-linked interest option annuities are reported as a separate account product for statutory accounting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Under statutory accounting, the Company and the consolidated Company are required to include in net investment income and general insurance expense an amount representing rental income for occupancy of their own buildings. Such income and expense are not recorded under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP they are reported as a liability.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquisition is accounted for using the purchase method, such that goodwill is the difference between the acquisition price and the fair values of the acquired assets and liabilities. Acquired assets include intangible assets. After the acquisition, intangible assets with definite lives are amortized to income over the expected period of benefit. Under GAAP, a non-public business entity can elect to amortize goodwill. Further, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill, to the acquired entity’s balance sheet (“pushdown accounting”). For statutory accounting, goodwill is the difference between the acquisition price and the statutory book value of the acquired entity and the acquiring entity records goodwill as a component of the investment in the acquired subsidiary. Intangible assets other than goodwill are not recognized and pushdown accounting is not allowed for statutory reporting. Statutory goodwill is amortized over ten years as an adjustment to unrealized capital gains (losses) and goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, the asset for contingent future payments, policy reserve valuations, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Common stocks – affiliated: Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage applied to the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and the previously net unrealized capital gains are reversed.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Certain affiliates are owned by CMIC. For 2020, the valuation of these affiliates, excluding MEMBERS Life, is reflected in the CMIC carrying value. For 2021, the valuation of these affiliates includes MEMBERS Life in the Company’s carrying value of CMIC. Changes in carrying amounts are reported directly in unassigned surplus.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Real estate occupied by the Company and real estate held for production of income: Real estate occupied by the Company and real estate held for the production of income are carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized capital gains (losses). Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets includes limited partnerships and limited liability companies (together, “limited partnerships”), LIHTC and investments in surplus notes carried at amortized cost.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

LIHTC are investments in partnerships that generate and realize low income housing tax credits. LIHTC are carried at amortized cost, unless considered impaired, and are accounted for using the proportional amortization method. Under the proportional amortization method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

Securities lending assets and payable for securities lending: The Company and its related separate account participate in a securities lending program, whereby certain securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities; the Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the fair value of the loaned securities. The Company reinvests the collateral in reverse repurchase agreements, which are recorded at amortized cost and are included in securities lending assets and separate account assets, for the general account and separate account, respectively. The loaned securities remain an asset of the Company. A liability is also recorded for the same amount to reflect the obligation to return the collateral to the payer.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company typically invests cash collateral in short-term securities through the use of reverse repurchase agreements. Under reverse repurchase agreements, the Company transfers cash or short-term securities to approved counterparties and receives U.S. Treasury or investment grade securities pledged as collateral.

Income associated with securities lending transactions within the general account is reported as a component of net investment income on the Company’s statutory basis statements of operations.

The Company’s exposure to credit risk related to the securities lending program and reverse repurchase agreements is limited, due to the nature of the collateral received. The Company has counterparty exposure on these transactions in the event of a counterparty default to the extent the collateral security’s value declines below the amount of cash or securities the Company delivered to acquire the collateral. The short-term nature of the transactions reduces that exposure. See Note 3 for further details on the Company’s securities lending program.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains: Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital (losses): Net unrealized capital (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments.

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2021 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	2	$6,799	$7,353
Preferred stock	1	34	76
Total	3	$6,833	$7,429

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2020 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	2	$2,213	$2,431
Total	2	$2,213	$2,431

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less. Short-term investments and cash equivalents, other than money market mutual funds, are reported at amortized cost, which approximates fair value. Money market mutual funds are valued based on the closing price as of December 31.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation; other than electronic data processing (EDP) equipment, most such assets are nonadmitted. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software as of December 31:

	2021	2020

Electronic data processing equipment-admitted
Electronic data processing equipment	$29,456	$27,653
Accumulated depreciation	(23,335)	(20,490)

Net electronic data processing equipment-admitted	6,121	7,163

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	40,308	39,299
Leasehold improvements	19	964
Internally developed software	212,375	191,753
Purchased software	28,029	27,915

Total equipment, leasehold improvements and software-nonadmitted	280,731	259,931
Accumulated depreciation-nonadmitted	(196,811)	(166,696)

Net equipment, leasehold improvements and software-nonadmitted	83,920	93,235

Net equipment, leasehold improvements and software	$90,041	$100,398

Depreciation expense totaled $16,068, $17,392, and $14,161, in 2021, 2020, and 2019, respectively.

Other Assets

Other assets primarily consist of company-owned life insurance (“COLI”), carried at the cash surrender value of $99,019 and $98,236 as of December 31, 2021 and 2020, respectively. Changes to the cash surrender value are recorded in other income in the statutory basis statements of operations. The cash surrender value of COLI was invested in a diversified limited partnership.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Reserves for incurred but not reported losses are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected development on reported credit disability claims is calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Gross reserves for unpaid claims and claim adjustment expenses of $206,281 and $235,866, principally those resulting from a disability, are discounted at rates between 0.95% and 0.99% as of December 31, 2021 and 0.63% and 0.99% as of 2020. The aggregate discount deducted from gross reserves was $4,426 and $5,171 as of December 31, 2021 and 2020, respectively. Interest accretion, a result of unwinding the prior year discount, of $3,188, $2,723 and $2,444 was recorded in disability and accident and health benefits within the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019, respectively.

Policy Reserves

Credit life and disability reserves: Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis. The mortality reserve is based on the 2001 CSO Male Composite Ultimate Mortality Table.

Group long-term disability reserves: Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table at a 3.0% to 6.0% interest rate, which varies by issue date. For 2008 and prior accident years, the whole life interest index is used. For accident years 2009 and subsequent years, the single premium immediate annuity interest index, less 100 basis points, is used.

Universal life and variable universal life reserves: The reserve is equal to the account balance and unearned revenue.

Pension risk transfer reserves: Pension risk transfer reserves are computed using the Commissioners’ Reserve Valuation Method (“CRVM”), which reflects statutory requirements.  Valuation interest rates are determined by taking the minimum of the Valuation Manual (“VM”) 22 valuation rate and the New York Principles Based Reserve (“PBR”) valuation rate.  Interest rates that are used in determining the present value of future payments range from 0.8% to 4.3% for 2021 and 2020 and 2.3% to 4.3% in 2019.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the CRVM basis dependent on product type and issue date. Depending upon the issue year, either the American Experience table, the American Men table, or the 1941, 1958, 1980, 2001, or 2017 Commissioners Standard Ordinary mortality table is used. Interest assumptions range primarily from 2.25% to 6.0% in 2021, 2.0% to 6.0% in 2020 and 2.0% to 6.0% in 2019.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $1,645,622, $1,348,177, and $1,516,602 at December 31, 2021, 2020, and 2019, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $13,503 and $8,909 at December 31, 2021 and 2020, respectively, in policy reserves on the statutory basis statements of admitted assets, liabilities and capital and surplus for these policies. The Company anticipates net investment income as a factor in the premium deficiency reserve calculation.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Group pension annuity reserves: Policyholder reserves related to group pension annuity contracts are computed using the CRVM during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 0.8% to 3.0% in 2021, 2020 and 2019. The future minimum guaranteed interest credited rates during the life of the contracts range from 1.00% to 2.25% in 2021, 2020 and 2019. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 0.75% to 7.5% in 2021, 2.25% to 7.5% in 2020 and 2.3% and 7.5% in 2019. Reserves for the group pensions immediate annuities are in excess of the minimum reserve standards as defined in the standard valuation law, NAIC Appendix A-820.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Actuarial Guideline 33 and 35 and VM 21 for fixed annuities, equity indexed annuities and variable annuities before contract annuitization; single premium immediate annuities and all matured contracts (fixed annuities, equity indexed annuities and variable annuities) in payout phase are computed using the CRVM along with VM 22 and PBR requirements. For the first ten free look days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. Current interest rates credited during the contract accumulation period range from 1.0% to 5.0% in 2021, 2020, and 2019. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.1% to 4.5% in 2021, and 1.0% to 4.5% in 2020 and 2019. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 0.75% to 7.5% in 2021 and 2020 and 2.25% to 7.5% in 2019.

Long-term care reserves: Long-term care (“LTC”) reserves consist of active life reserves and disabled life reserves. LTC active life reserves are computed on the one-year full preliminary term basis. Disabled life reserves are computed as the present value of expected claim payments. Mortality assumptions depend on the issue year; the Adjusted 1980 Commissioners Standard Ordinary, 1983 Group Annuity Mortality and 1994 Group Annuity Mortality tables are used. Morbidity assumptions are based on historical claims experience and industry and consultant experience studies. Lapse rate assumptions are based on issue year and are the maximum allowed termination rates for LTC policies specified in VM 25. Valuation interest rates are the dynamic whole life interest rate based on the issue year and range from 3.5% to 5.0%. For disabled life reserves, the disablement date is considered to be the issue date for the purpose of determining the mortality tables and interest rates. In 2021, the Company recorded additional LTC reserves of $31,957, net of reinsurance, as a result of estimates of higher expected morbidity and persistency.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and funding agreements issued to the Federal Home Loan Bank of Des Moines (“FHLB”).

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 40% and 43% of the individual life direct and assumed policy reserves of $2,371,392 and $2,209,285 as of December 31, 2021 and 2020, respectively.

The Company pays dividends pursuant to a dividend protection mechanism (“DPM”) agreement with the states of New York and Iowa. If the contribution to surplus of the participating policies subject to the DPM exceeds a threshold, the Company is required to pay dividends in excess of the amounts paid using current dividend scales. The Company determined that additional dividends of $16,200 must be paid by December 31, 2025 in order to comply with the DPM, which was accrued in dividends payable to policyholders in the statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020. These additional dividends were paid during 2021; no additional dividend liability related to the DPM is accrued as of December 31, 2021.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life, whole life, universal life, variable universal life, accidental death and dismemberment and LTC insurance premiums are recognized as premium income when due. Annuity deposits and contractual fees are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain credit life and credit disability contracts. Premium for contracts subject to these agreements was $332,615 in 2021, $348,796 in 2020, and $375,060 in 2019. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Credit Union Reimbursements

The Company and the consolidated Company reimburse credit unions for certain administrative expenses that arise due to the production of new and renewal business, primarily credit insurance and life and accident and health products sold by direct mail. The Company incurred and expensed $241,591 for the year ended December 31, 2021, and the consolidated Company incurred and expensed $229,898 and $234,205 for the years end December 31, 2020, and 2019, respectively. Credit union reimbursements are recorded in general insurance expenses in the statutory basis statements of operations.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company and the consolidated Company is subject to tax-related audits. The Company and the consolidated Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted by the U.S. federal government on March 27, 2020. The significant income tax provisions of this legislation and impact on the consolidated Company’s statutory basis financial statements are described in Note 5, Income Tax.

Derivative Financial Instruments

The Company uses derivatives, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as net unrealized capital (losses) in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost. When such derivatives are sold or otherwise disposed of, the Company records a net realized capital gain (loss).

The Company may designate certain derivatives as fair value hedges or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. The Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment gains (losses).

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Reinsurance

Reinsurance premiums claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company and the consolidated Company have evaluated their reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company and the consolidated Company issues variable annuities, variable life insurance policies, and assumes single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities and single premium deferred index-linked interest option annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company and the consolidated Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in policy reserves for life insurance and annuity contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus.

Separate account assets for the variable annuity, variable life, and the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value.

Bonds within the single premium deferred index annuity flexible premium variable and index-linked deferred annuity and single premium deferred index-linked interest option annuity separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company and the consolidated Company also reports mortgage loans held in the separate account at amortized cost. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details on this treatment. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company and the consolidated Company in the accompanying statutory basis statements of operations. Net investment income and net realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to single premium deferred index annuities and the risk control accounts of the single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities and single premium deferred index-linked interest options annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s and the consolidated Company’s statutory basis statements of operations.

Variable annuity and variable life contract holders are able to invest in investment funds managed for their benefit. Approximately 14% and 17% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company and the consolidated Company invests the single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity and single premium deferred index-linked interest options annuity premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with the issuance date. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period.

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as net unrealized capital (losses) until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are largely based upon contractual rates applied to the fair value of the customer’s portfolio and are recognized on a pro rata basis. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s and the consolidated Company’s employees participate in qualified defined benefit pension plans sponsored by TruStage Financial Group, Inc. (“TruStage”), the Company’s and the consolidated Company’s parent. The Company and the consolidated Company record an expense for their contribution and the administration of the plan by the parent. This expense is recorded in general insurance expenses on the statutory basis statements of operations.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company and the consolidated Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. The accrued benefit liability is included within Liability for retirement benefit plans on the statutory basis statement of admitted assets, liabilities and capital and surplus. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost and interest cost. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

The Company and the consolidated Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation and amortization of actuarial gains and losses.

Recently Adopted Accounting Standards

SSAP No. 32R, Preferred Stock, was amended effective January 1, 2021. The amendments were primarily intended to improve the definitions of redeemable and perpetual preferred stock, incorporate guidance for mandatorily convertible preferred stock, and clarify measurement, impairment and dividend recognition guidance. The Company adopted SSAP No. 32R as of January 1, 2021; the adoption did not have a material impact on the Company’s financial position, results of operations, or cash flows.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$117,132	$4,007	$(1,178)	$119,961
All other governments	4,618	146	(70)	4,694
States, territories and possessions	25,835	5,869	-	31,704
Political subdivisions of states, territories and possessions	267,286	60,524	(596)	327,214
Special revenue and special assessment obligations	23,150	7,525	-	30,675
Industrial and miscellaneous	6,434,911	521,701	(26,921)	6,929,691
Mortgage-backed securities
Residential mortgage	388,891	17,513	(1,964)	404,440
Commercial mortgage	653,333	13,189	(4,955)	661,567
Non-mortgage asset-backed securities
Other structured securities	1,117,056	8,310	(3,631)	1,121,735
Other - affiliated	194,297	-	-	194,297

Total bonds and notes	$9,226,509	$638,784	$(39,315)	$9,825,978

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2020 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$146,688	$17,066	$(3)	$163,751
All other governments	2,359	243	-	2,602
States, territories and possessions	25,881	7,496	-	33,377
Political subdivisions of states, territories and possessions	243,922	71,224	-	315,146
Special revenue and special assessment obligations	23,154	8,486	-	31,640
Industrial and miscellaneous	6,637,677	822,989	(33,560)	7,427,106
Mortgage-backed securities
Residential mortgage	529,917	33,099	(164)	562,852
Commercial mortgage	555,234	29,858	(903)	584,189
Non-mortgage asset-backed securities
Other structured securities	1,065,195	14,141	(4,331)	1,075,005
Other - affiliated	228,476	-	(6)	228,470

Total bonds and notes	$9,458,503	$1,004,602	$(38,967)	$10,424,138

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$188,078	$190,274
Due after one year through five years	1,778,658	1,876,580
Due after five years through ten years	2,156,056	2,288,755
Due after ten years	2,750,140	3,088,330
Mortgage-backed securities
Residential mortgage-backed securities	388,891	404,440
Commercial mortgage-backed securities	653,333	661,567
Non-mortgage asset-backed securities
Other structured securities	1,117,056	1,121,735
Other - affiliated	194,297	194,297

Total bonds and notes	$9,226,509	$9,825,978

Investment in Common Stocks – Affiliated

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $1,241,581 and $1,150,064 at December 31, 2021 and 2020, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, and 100% of CUNA Brokerage Services, Inc. (“CBSI”), a broker dealer.

In 2021, the Company filed with the NAIC the statement value of CMIC owned as of December 31, 2020 and the NAIC accepted the submitted statement value. The Company is in the process of submitting NAIC filing for the 2021 statement values for CMIC, AMLIC and USIC.

On July 31, 2021, the Company acquired Preneed Holdings, LLC (which was subsequently dissolved) for $1,117,336 which was accounted for using the statutory purchase method. This resulted in goodwill of $696,291, of which $233,090 was admitted as of August 1, 2021. The purchase price was allocated as follows: AMLIC $893,602, USIC $217,734 and Mt. Rushmore $6,000 (which is included with other invested assets). All of these three companies are wholly-owned subsidiaries of CMFG Life as of December 31, 2021.

The Company amortized $29,016 of goodwill as an unrealized capital loss in 2021.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The calculation of the gross carrying value for AMLIC and USIC, which are 100% owned by CMFG Life as of December 31, 2021, is as follows:

AMLIC

Investment in equity interest of AMLIC	$220,978
Admitted goodwill	246,165

Total investment in AMLIC	$467,143

Admitted goodwill as a percentage of book adjusted carrying value	53%

USIC

Investment in equity interest of USIC	$205,648
Admitted goodwill	3,785

Total investment in USIC	$209,433

Admitted goodwill as a percentage of book adjusted carrying value	2%

The calculation of adjusted surplus and admitted goodwill for CMFG Life as of December 31, 2021 is as follows:

Surplus as of September 30, 2021 (the most recently filed statement)	$2,835,003

Adjustments to surplus
Admitted goodwill September 30, 2021	(233,090)
EDP equipment	(7,211)
Net deferred tax assets	(95,205)

Adjusted surplus	$2,499,497

Admitted goodwill as percentage of adjusted surplus	10%

Admitted goodwill	$249,950

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Common and Preferred Stocks – Unaffiliated

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2021	$78,919	$4,123	$(2,463)	$80,579
December 31, 2020	102,860	2,035	(7,250)	97,645

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2021	$4,414	$225	$-	$4,639
December 31, 2020	4,253	546	-	4,799

Mortgage Loans

The Company’s and the consolidated Company’s mortgage loan portfolio primarily consists of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2021, the commercial mortgage loan portfolio had an average remaining life of 5.7 years, with all principal due prior to 2051. The Company and the consolidated Company limit their concentrations of credit risk. No loan to a single borrower represented more than 1.6% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31.

	2021	2020
Current	$1,960,658	$1,981,024
Total carrying value	$1,960,658	$1,981,024

There were no impaired loans and the Company and the consolidated Company have no interest accrued on loans greater than 90 days past due as of December 31, 2021 and 2020.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company’s and the consolidated Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31.

	2021	2020
California	22.9%	22.9%
Wisconsin	7.2	6.4
New York	6.9	5.6
Illinois	5.9	*
Texas	*	5.8

*Less than 5%.

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2021	2020
Apartment	38.4%	33.9%
Industrial	25.2	26.8
Retail	20.3	22.5
Office	12.4	13.1
Other	3.6	3.7

Total	100.0%	100.0%

The Company and the consolidated Company have no commitments as of December 31, 2021 or 2020 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2021 or 2020.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s and the consolidated Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company and the consolidated Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2021 and December 31, 2020, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company and the consolidated Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Loan to value and debt service coverage ratios were as follows at December 31, 2021 and 2020.

	2021		2020
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$1,639,532	2.59	$1,697,760	2.48
65% to 74%	220,501	1.89	233,926	1.90
75% to 100%	100,625	1.31	49,338	1.49

Total	$1,960,658	2.50	$1,981,024	2.43

Real Estate

Real estate investments consisted of the following at December 31.

	2021	2020
Real estate occupied by the Company	$257,347	$203,599
Accumulated depreciation	(143,099)	(137,394)

Net real estate occupied by the Company	$114,248	$66,205

Real estate held for the production of income	$4,365	$3,711
Accumulated depreciation	(2,399)	(2,227)

Net real estate held for the production of income	$1,966	$1,484

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $305, $338, and $251 for the years ended December 31, 2021, 2020, and 2019, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $5,851, $4,770, and $3,540 for the years ended December 31, 2021, 2020, and 2019, respectively. There were no impairments recognized on real estate in 2021, 2020 and 2019.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Derivatives

Consistent with its risk management strategy, the Company utilizes derivatives to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, cross currency swaps, interest rate swaps, equity futures and options.

Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives that qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivatives used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Futures contracts: Futures contracts (“futures”) are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges.

Foreign currency futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in unrealized capital gains (losses).

Equity futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s investment in limited partnerships in MCA Funds Holding Company LLC (“MCA Funds Holding”). The futures are valued at fair value and recorded through net unrealized capital (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Cross currency swaps: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Settlement payments between the Company and its counterparties on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of net realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 31 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest rate swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. A net receipt and a net payment are recorded as an increase to and a decrease to net investment income, respectively.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Settlement payments between the Company and its counterparties on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of net realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in unrealized gains or losses.

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2021, 2020, and 2019 there were no cash flow hedges discontinued as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 33 years.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

Options: The Company and the consolidated Company issue equity-indexed annuity, single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity and single premium deferred index-linked interest options annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the Standard & Poor’s 500 Composite Price Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in net unrealized capital (losses). When the options are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Credit risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings and collateral requirements. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2021, the Company had exposure, net of collateral, of $6,659 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $4,867 at December 31, 2021.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2021.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities
Futures contracts	$-	$66	$17,465	$-	$66
Cross currency swaps	6,780	2,956	291,593	10,822	1,610
Interest rate swaps	-	-	95,000	11,262	1,092
Purchased options contracts	7,292	-	46,079	7,292	-
Written options contracts	-	5,885	47,774	-	5,885

Total derivatives	$14,072	$8,907	$497,911	$29,376	$8,653

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2020.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities
Cross currency swaps	$519	$8,450	$143,635	$1,639	$6,770
Interest rate swaps	-	-	115,000	23,116	3,172
Purchased options contracts	27,311	-	127,459	27,311	-
Written options contracts	-	21,925	-	-	21,925

Total derivatives	$27,830	$30,375	$386,094	$52,066	$31,867

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for December 31, 2021.

	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	(Losses)	Total
Foreign currency risk hedges	$856	$(66)	$790
Interest and credit risk hedges	6,580	-	6,580
Equity risk hedges	2,851	(1,449)	1,402
Total	$10,287	$(1,515)	$8,772

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for December 31, 2020.

	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	Gains (Losses)	Total
Foreign currency risk hedges	$247	$155	$402
Equity risk hedges	(54,947)	54	(54,893)
Total	$(54,700)	$209	$(54,491)

There was no non-cash collateral received on margin accounts related to derivative transactions not recorded on the statutory basis statements of admitted assets, liabilities and capital and surplus for the year ended December 31, 2021. The non-cash collateral for the year ended December 31, 2020 was U.S. government and agencies totaling $69,337. None of the non-cash collateral received on margin accounts related to derivative transactions has been pledged or sold as of December 31, 2021 or 2020.

Other Invested Assets

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31.

	2021	2020
Mezzanine	$29	$56
Private equity	843	1,126
Total limited partnerships	$872	$1,182

The Company made additional investments in unaffiliated limited partnerships in 2021, 2020, and 2019 of $11, $7, and $12, respectively.

The Company owns certain affiliated limited liability company (“LLC”) entities: MCA Fund I Holding LLC (“MCA Holding”), MCA Fund II Holding Company LLC (“MCA Fund II Holding”), MCA Fund III Holding Company LLC (“MCA Fund III Holding”) and MCA Funds Holding Company LLC (“MCA Funds Holding”). These entities hold investments in unaffiliated limited partnerships.

The financial statements of MCA Holding and MCA Funds Holding were not audited at December 31, 2021 or 2020, and therefore the Company utilized the look-through approach for the valuation of MCA Holding and MCA Funds Holding. The financial statements of MCA Fund II Holding were not audited at December 31, 2021, and therefore the Company utilized the look-through approach for the valuation of MCA Fund II Holding. The Company limited the value of its investment in MCA Holding, MCA Funds Holding and MCA Fund II Holding to the value contained in the audited financial statements of the underlying limited partnerships owned by MCA Holding, MCA Funds Holding and MCA Fund II Holding and its subsidiaries. All liabilities, commitments, and contingencies of related to the underlying entities are reflected in the Company’s net carrying values of MCA Holding, MCA Funds Holding and MCA Fund II Holding.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The financial statements of MCA Fund III Holding are audited, and the Company did not utilize the look-through approach for the valuation of MCA Fund III Holding. The financial statements of MCA Fund II Holding were audited in 2020, and the Company did not utilize the look-through approach for the valuation of MCA Fund II Holding in 2020.

The Company made additional investments in its affiliated limited partnerships through the holding companies that the Company owns directly. The additional investments made during the years ended December 31, 2021, 2020 and 2019 are as follows:

	2021	2020	2019

MCA Fund I LP	$188	$1,098	$2,895
MCA Fund II LP	2,149	7,442	11,457
MCA Fund III LP	33,684	59,744	103,973
MCA Fund IV LP	224,265	179,777	219,597
MCA Fund V LP	102,080	33,644	-

Total additional investments in affiliated limited partnerships	$362,366	$281,705	$337,922

The Company’s investments in affiliated limited partnerships at December 31 are shown in the table below.

	2021	2020

MCA Holding	$99,682	$80,815
MCA Fund II Holding	212,837	166,688
MCA Fund III Holding	326,724	240,473
MCA Funds Holding	1,024,550	597,871

Total investments in affiliated limited partnerships	$1,663,793	$1,085,847

The carrying value of the limited partnerships reflected in the Company’s investment in the following affiliated limited partnerships is shown in the table below.

	2021	2020

MCA Holding	$99,044	$80,364
MCA Fund II Holding	210,393	195,730
MCA Fund III Holding	637,650	601,817
MCA Funds Holding	1,016,979	563,609

Total carrying value of affiliated limited partnerships	$1,964,066	$1,441,520

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company’s maximum exposure to loss associated with affiliated limited partnerships is shown in the table below.

	2021	2020
MCA Holding	$116,984	$98,369
MCA Fund II Holding	265,299	223,513
MCA Fund III Holding	474,816	409,810
MCA Funds Holding	2,044,229	1,463,787
Total maximum exposure to loss of affiliated limited partnerships	$2,901,328	$2,195,479

The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the entity plus other commitments and guarantees to the entity. As described in Note 13, the Company makes commitments to unaffiliated limited partnerships and affiliated limited liability corporations in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2021, 2020, and 2019.

MCA Fund I LP, MCA Fund II LP and MCA Fund III LP terminate on January 1, 2034, unless extended. MCA Fund IV LP and MCA Fund V LP terminate on January 1, 2037, unless extended.

Low Income Housing Tax Credit Investments

The number of remaining years of unexpired tax credits related to LIHTC range from 8 to 13 years as of December 31, 2021. The Company expects to hold these investments until 2029 to 2034. The amount of tax credits and other tax benefits recognized during the years ended December 31, 2021, 2020 and 2019 was $20,401, $20,393 and $16,865, respectively; the amount was recognized as a component of income tax expense in the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019. The amount of cost amortized under the proportional amortization method during the years ended December 31, 2021, 2020 and 2019 was $10,462, $15,861, and $11,841, respectively; the amounts were recognized as a component of net investment income in the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2021	2020
Short-term bonds:
Industrial and miscellaneous	$-	$2,023
Money market mutual funds	74,909	171,968
Cash	687	19,580
Total cash, cash equivalents and short-term investments	$75,596	$193,571

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2021	2020	2019

Bonds and notes	$337,233	$340,734	$351,985
Preferred stocks - unaffiliated	255	153	206
Common stocks - unaffiliated	5,238	6,894	4,134
Common stocks - affiliated	95,000	90,000	95,605
Mortgage loans	98,450	89,469	81,802
Real estate	22,262	19,002	18,267
Contract loans	7,026	7,512	7,290
Other invested assets	176,315	56,472	79,672
Cash, cash equivalents and short-term investments	57	874	2,081
Derivative financial instruments	1,742	1,315	1,354
Other	2,709	2,452	3,778

Gross investment income	746,287	614,877	646,174
Less investment expenses	41,120	46,817	47,013

Net investment income	$705,167	$568,060	$599,161

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2021 or 2020 on this basis.

Total investment income recognized as a result of prepayment penalties or acceleration fees was $17,831, $9,530 and $16,343 for the years ended December 31, 2021, 2020 and 2019, respectively.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows.

	2021	2020	2019

Bonds and notes:
Gross gains from sales	$16,154	$10,555	$18,273
Gross losses from sales	(3,520)	(2,387)	(4,172)
Other	2,528	(1,445)	(3,787)
Other-than-temporary impairment losses	(348)	(5,282)	(860)
Preferred stocks - unaffiliated:
Gross gains from sales	-	79	-
Gross losses from sales	(5)	-	-
Other	-	-	264
Common stocks - unaffiliated:
Gross gains from sales	2,853	3,376	19,416
Gross losses from sales	(739)	-	-
Common stocks - affiliated:
Gross gains from sales and merger	-	91	2,420
Real estate	-	(235)	(107)
Limited partnerships:
Gross gains from distributions	20	2,155	194
Other invested assets:
Gross gain from sales	-	-	1,320
Derivative financial instruments	10,287	(54,700)	(7,332)
Other	(112)	(64)	12

Net realized capital gains (losses) before taxes and transfer to interest maintenance reserve	27,118	(47,857)	25,641

Tax on net realized capital gains (losses)	(73,258)	(32,699)	(22,613)
Transfer to interest maintenance reserve	(15,190)	(7,106)	(10,750)
Net realized capital gains (losses)	$(61,330)	$(87,662)	$(7,722)

Proceeds from the sale of bonds and notes were $376,885, $315,780 and $624,965 in 2021, 2020 and 2019, respectively. Proceeds from the sale of stocks were $113,893, $116,322 and $118,904 in 2021, 2020 and 2019, respectively.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company and the consolidated Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s and the consolidated Company’s amortized cost, the Company and the consolidated Compay monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and the consolidated Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For loan-backed and structured securities and equity securities, the Company’s and the consolidated Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s and the consolidated Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s and the consolidated Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s and the consolidated Company’s holding period. When this occurs, the Company and the consolidated Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s and the consolidated Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company and the consolidated Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company and the consolidated Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company and the consolidated Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company and the consolidated Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a net realized capital (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company and the consolidated Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2021. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s and the consolidated Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company and the consolidated Company did not recognize any OTTI on loan-backed and structured securities during 2021, 2020 and 2019 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The following table identifies the Company’s and the consolidated Company’s OTTI by type of investment for the years ended December 31.

	2021	2020	2019
Bank loans	$-	$-	$(824)
Mortgage-backed securities	-	(100)	-
Industrial and miscellaneous	(348)	(5,182)	(36)
Total other than temporary impairment losses	$(348)	$(5,282)	$(860)

There were no loan-backed securities held as of December 31, 2021 for which a credit related OTTI loss was recognized during 2021.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2021
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government
and agencies	$16,148	$(78)	$17,279	$(1,100)	$33,427	$(1,178)
All other governments	1,384	(56)	1,197	(14)	2,581	(70)
Political subdivisions of states,
territories and possessions	21,723	(596)	-	-	21,723	(596)
Industrial and miscellaneous	563,079	(13,712)	247,886	(13,209)	810,965	(26,921)
Mortgage-backed
Residential mortgage-backed	95,703	(1,868)	2,665	(96)	98,368	(1,964)
Commercial mortgage-backed	234,188	(3,724)	37,248	(1,231)	271,436	(4,955)
Non-mortgage asset-backed
Other structured securities	541,148	(3,134)	86,901	(497)	628,049	(3,631)

Total bonds and notes	1,473,373	(23,168)	393,176	(16,147)	1,866,549	(39,315)

Common stock	2,754	(923)	22,722	(1,540)	25,476	(2,463)

Total temporarily
impaired securities	$1,476,127	$(24,091)	$415,898	$(17,687)	$1,892,025	$(41,778)

At December 31, 2021, the Company owned 484 bonds and notes with a fair value of $1,866,549 in an unrealized investment loss position. There were 104 of the 484 bonds and notes with a fair value of $393,176 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 4.1% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2021 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $1,799,782 or 96.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2021. Total unrealized losses on investment grade bonds and notes were $37,602 at December 31, 2021.

At December 31, 2021, the Company had 11 stocks with a fair value of $25,476 in an unrealized investment loss position. There were 9 of the 11 stocks with a fair value of $22,722 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is approximately 6.8% of cost.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Information regarding the consolidated Company’s bonds and notes and stocks with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2020
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government
and agencies	$6,270	$(3)	$-	$-	$6,270	$(3)
Industrial and miscellaneous	182,424	(29,706)	45,324	(3,854)	227,748	(33,560)
Mortgage-backed
Residential mortgage-backed	61,125	(164)	-	-	61,125	(164)
Commercial mortgage-backed	52,361	(524)	15,123	(379)	67,484	(903)
Non-mortgage asset-backed
Collateralized loan and debt obligations
Other structured securities	199,580	(1,383)	338,007	(2,948)	537,587	(4,331)
Other - affiliated	8,568	(6)	-	-	8,568	(6)

Total bonds and notes	510,328	(31,786)	398,454	(7,181)	908,782	(38,967)

Common stock	31,944	(7,168)	2,163	(82)	34,107	(7,250)

Total temporarily
impaired securities	$542,272	$(38,954)	$400,617	$(7,263)	$942,889	$(46,217)

At December 31, 2020, the consolidated Company owned 192 bonds and notes with a fair value of $908,782 in an unrealized loss position. There were 79 of the 192 bonds and notes with a fair value of $398,454 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 1.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2020 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $858,300 or 94.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2020. Total unrealized losses on investment grade bonds and notes were $36,053 at December 31, 2020.

At December 31, 2020, the consolidated Company had 23 stocks with a fair value of $34,107 in an unrealized investment loss position. There were 4 of the 23 stocks with a fair value of $2,163 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is approximately 3.6% of cost.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Investment Credit Risk

The Company and the consolidated Company maintain diversified investment portfolios including issuer, sector and geographic stratification, where applicable, and have established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Net investment income includes self-occupancy rental income of $18,521, $18,038 and $17,114 in 2021, 2020 and 2019, respectively.

Restricted Assets

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The Company also has securities pledged to the FHLB (see Note 11) and as other collateral. In 2021, assets designated to Iowa were removed from the table below as these assets are not considered restricted.

Restricted assets by category as of December 31 are as follows:

	2021			2020
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
Collateral held under
security lending agreements	$398,300	1.5%	1.5%	$387,166	1.6%	1.6%
FHLB capital stock	47,600	0.2%	0.2%	55,800	0.2%	0.2%
On deposit with states
and other regulatory bodies	10,502,012	39.0%	39.9%	10,129,986	41.5%	41.8%
Pledged collateral to FHLB	961,148	3.6%	3.6%	1,142,942	4.7%	4.7%
Pledged as collateral not
captured in other categories	1,394	0.0%	0.0%	10,655	0.0%	0.0%
Total restricted assets	$11,910,454	44.3%	45.2%	$11,844,551	48.0%	48.3%

In addition, assets in the separate account have been pledged as collateral for FHLB funding agreements with a statement value of $249,986 and $355,845 as of December 31, 2021 and 2020, respectively (see Note 11).

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Securities Lending

Securities on loan from the Company related to the securities lending program are included within bonds and notes on the statutory basis statements of admitted assets, liabilities, and capital and surplus. The following table identifies the types of securities on loan as of December 31, 2021 and 2020.

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
U.S. government	$11,076	$12,011	$10,568	$11,425
Domestic corporate securities	282,303	299,124	268,008	297,578
Foreign corporate securities	65,334	68,326	55,891	62,733
Common stocks - unaffiliated	6,346	5,943	2,498	3,267
Total securities on loan	$365,059	$385,404	$336,965	$375,003

The following table identifies the types of securities on loan from the Company’s and the consolidated Company’s separate accounts as of December 31, 2021 and 2020.

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
U.S. government	$-	$-	$2,956	$3,177
Domestic corporate securities	99,559	104,303	75,582	83,778
Foreign corporate securities	15,527	16,145	13,160	14,876
Total securities on loan	$115,086	$120,448	$91,698	$101,831

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2021.

	Remaining Length
	of Securities
	Lending Agreements
	Open¹	Total
Cash and cash equivalents	$386,687	$386,687
U.S. government and agencies	11,613	11,613
Total collateral liability	$398,300	$398,300

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2020.

	Remaining Length
	of Securities
	Lending Agreements
	Open¹	Total
Cash and cash equivalents	$386,166	$386,166
U.S. government and agencies	1,000	1,000
Total collateral liability	$387,166	$387,166

1The related loaned security could be returned to the consolidated Company during the next business day, which would require the consolidated Company to immediately return the cash collateral.

At December 31, 2021 and 2020, the total collateral on deposit from counterparties was equal to the Company’s obligation to return collateral on deposit from counterparties. The collateral on deposit is unrestricted.

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2021.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total
Reverse repurchase agreements	$118,687	$55,000	$213,000	$386,687
Total reinvested cash collateral	$118,687	$55,000	$213,000	$386,687

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2020.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total
Reverse repurchase agreements	$185,666	$77,500	$123,000	$386,166
Total reinvested cash collateral	$185,666	$77,500	$123,000	$386,166

During 2021 and 2020, the Company had a maximum of $400,420 and $399,437, respectively, of securities on loan at any one time. During 2021 and 2020, the Company’s separate account had a maximum of $127,143 and $125,222, respectively, of securities on loan at any one time.

The Company earns income from the cash collateral or receives a fee from the borrower. Income related to the securities lending program was $683, $708 and $728 for the years ended December 31, 2021, 2020, and 2019, respectively, and is included in net investment income within the statutory basis statements of operations.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 4: Fair Value

The Company and the consolidated Company use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company and the consolidated Company use fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company and the consolidated Company have categorized their financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s and the consolidated Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s and the consolidated Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company and the consolidated Company use prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company and the consolidated Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for transfers into Level 3 any activity occurring in the fourth quarter prior to the transfer, such as realized gains and losses and all changes in unrealized gains and losses are not reflected in the Level 3 rollforward table. The rollforward table will only reflect the value transferred in.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Valuation Process

The Company and the consolidated Company are responsible for the determination of fair value and the supporting assumptions and methodologies. The Company and the consolidated Company gain assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company and the consolidated Company have policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s and the consolidated Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company and the consolidated Company perform procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company and the consolidated Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s and the consolidated Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company and the consolidated Company validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There was 1 transfer of preferred stock totaling $253 into Level 3 from Level 2 during 2021. The transfers into Level 3 occurred due to a change to a model using one or more inputs that were unobservable. There were no transfers between Levels 1, 2 and 3 in 2020.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2021.

	Level 1	Level 2	Level 3	Total
Assets
Bonds and notes
Industrial and miscellaneous	$-	$9,581	$-	$9,581
Common stocks - unaffiliated	70,322	-	10,257	80,579
Cash equivalents	74,909	-	-	74,909
Preferred stock - unaffiliated	-	-	414	414
Derivatives
Options	-	7,292	-	7,292
Separate account assets	9,176	3,002,108	-	3,011,284
Total assets	$154,407	$3,018,981	$10,671	$3,184,059
Liabilities
Derivatives
Options	$-	$5,885	$-	$5,885
Total liabilities	$-	$5,885	$-	$5,885

The following table summarizes the consolidated Company’s assets and liabilities that are measured at fair value as of December 31, 2020.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks - unaffiliated	$91,929	$-	$5,716	$97,645
Cash equivalents	171,968	-	-	171,968
Securities lending assets	-	387,166	-	387,166
Derivatives
Options	-	27,311	-	27,311
Separate account assets	17,107	3,449,102	-	3,466,209
Total assets	$281,004	$3,863,579	$5,716	$4,150,299
Liabilities
Derivatives
Options	$-	$21,925	$-	$21,925
Securities lending liabilities	-	387,166	-	387,166
Total liabilities	$-	$409,091	$-	$409,091

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Changes in Level 3 Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2021.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2021	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2021
Common stocks - unaffiliated	$5,716	$-	$-	$4,541	$-	$10,257
Preferred stocks - unaffiliated	-	253	-	161	-	414
Total assets	$5,716	$253	$-	$4,702	$-	$10,671

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

There were no Level 3 net purchases, sales and maturities for 2021.

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2020.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2020	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2020

Common stocks - unaffiliated	$45,170	$-	$2,874	$(1,600)	$(40,728)	$5,716
Total assets	$45,170	$-	$2,874	$(1,600)	$(40,728)	$5,716

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2020.

	Purchases	Sales	Maturities	Net Purchases, (Sales) and (Maturities)
Common stocks - unaffiliated	$-	$(40,728)	$-	$(40,728)
Total assets	$-	$(40,728)	$-	$(40,728)

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2021.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$9,226,509	$9,825,978	$-	$9,466,037	$359,941
Preferred stocks - unaffiliated	4,414	4,639	-	4,225	414
Common stocks - unaffiliated	80,579	80,579	70,322	-	10,257
Mortgage loans	1,960,658	2,033,279	-	-	2,033,279
Cash equivalents and short-term investments	74,909	74,909	74,909	-	-
Other invested assets	72,550	99,483	-	99,483	-
Securities lending assets	398,300	398,300	-	398,300	-
Derivatives	14,072	29,376	-	29,376	-
Margin account assets	1,394	1,394	1,394	-	-
LIHTC	110,297	110,297	-	-	110,297
COLI	99,019	99,019	-	-	99,019
Contract loans	105,777	195,638	-	-	195,638
Separate account assets	9,649,953	9,805,721	9,176	8,508,075	1,288,470
Financial instruments recorded as liabilities:
Deposit-type contracts	773,568	809,270	-	809,270	-
Margin liabilities	341,239	341,239	341,239	-	-
Securities lending liabilities	398,300	398,300	-	398,300	-
Derivatives	8,907	8,653	-	8,653	-
Notes and interest payable	140,004	140,004	-	140,004	-
Separate account liabilities	9,649,953	9,805,721	9,176	8,508,075	1,288,470
Financial instruments recorded as surplus:
Surplus notes	69,545	84,278	-	84,278	-

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the carrying amounts and fair values of and the consolidated Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2020.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$9,458,503	$10,424,138	$-	$9,256,173	$1,167,965
Preferred stocks - unaffiliated	4,253	4,799	-	4,411	387
Common stocks - unaffiliated	97,645	97,645	91,929	-	5,716
Mortgage loans	1,981,024	2,120,616	-	-	2,120,616
Cash equivalents and short-term investments	173,991	173,991	171,968	2,023	-
Other invested assets	73,062	102,462	-	102,462	-
Securities lending assets	387,166	387,166	-	387,166	-
Derivatives	27,830	52,066	-	52,066	-
Margin account assets	2,738	2,738	2,738	-	-
LIHTC	86,363	86,363	-	-	86,363
COLI	97,366	97,366	-	-	97,366
Contract loans	107,766	179,160	-	-	179,160
Separate account assets	8,661,664	9,005,415	17,107	7,641,370	1,346,938
Financial instruments recorded as liabilities:
Deposit-type contracts	776,997	755,224	-	755,224	-
Margin account liabilities	215,856	215,856	215,856	-	-
Securities lending liabilities	387,166	387,166	-	387,166	-
Derivatives	30,375	31,867	-	31,867	-
Notes and interest payable	345,036	345,036	-	345,036	-
Separate account liabilities	8,661,664	9,005,415	17,107	7,641,370	1,346,938
Financial instruments recorded as surplus:
Surplus notes	77,273	90,436	-	90,436	-

The carrying amounts for cash, accrued investment income, certain receivables and payables, and margin deposits approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

Level 1 Measurements

Common stocks - unaffiliated: Consists of the FHLB common stock as required as a member of the FHLB. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and treasury bills. Valuation for money markets is based on the closing price as of the balance sheet date. Valuation for treasury bills is principally based on observable inputs including quoted prices for identical assets in markets that are active.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Margin account assets and liabilities: Margin account collateral and liabilities are marked-to-market daily and require cash settlements in the margin account for changes in a derivative contract’s fair value. The carrying amount approximates fair value due to its short term nature.

Separate account assets and liabilities: Separate account assets consist of money market funds; valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of corporate bonds which are classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Securities lending assets and liabilities: Securities lending assets consist of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Securities lending liabilities represent the collateral to be returned to the borrower; the fair value is determined by reference to the fair value of the related securities lending assets.

Derivatives: Consists of derivatives such as options, equity futures, swaps, currency futures and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s and the consolidated Company’s liabilities under deposit-type insurance contracts, including funding agreements, is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: Notes and interest payable relate to FHLB short term borrowings (repayment in 90 days or less), fair value approximates carrying value due to the short term nature of the borrowing. The fair value of surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees’ financial results, sales restrictions, or other items.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

LIHTC: The fair value of LIHTC is based on unadjusted information obtained from general partners of the limited partnership investment.

COLI: The cash surrender value of COLI approximates fair value because it is based on the fair values of the underlying investments.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate account assets and liabilities: Separate account assets consists of bonds and notes and mortgage loans. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 5: Income Tax

The Company and the consolidated Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: MEMBERS Life, CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc. (“CUMIS VT”), CMIC, CUNA Mutual Insurance Agency, Inc. (“CMIA”), CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS Capital Advisors, Inc. (“MCA”), CPI Qualified Plan Consultants, Inc. (“CPI”), TruStage, CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc., Family Considerations, Inc. and ForeverCar Holdings, Inc.

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2021	2020	2019

Federal income tax expense (benefit) on operations	$(13,759)	$(98,768)	$(18,017)
Federal income tax expense on net realized capital gains (losses)	76,448	34,192	24,870

Federal income tax expense (benefit)	$62,689	$(64,576)	$6,853

The 2021 change in net deferred income tax for CMFG Life is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$347,144	$294,458	$52,686
Total deferred tax liabilities	(247,169)	(183,406)	(63,763)

Net deferred tax asset (excluding nonadmitted)	$99,975	$111,052	(11,077)

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			75,459

Change in net deferred income tax			$64,382

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The 2020 change in net deferred income tax for the consolidated Company is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$295,566	$264,069	$31,497
Total deferred tax liabilities	(183,603)	(155,269)	(28,334)

Net deferred tax asset (excluding nonadmitted)	$111,963	$108,800	3,163

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(11,265)

Change in net deferred income tax			$(8,102)

The 2019 change in net deferred income tax for the consolidated Company is comprised of the following:

	December 31,	December 31,
	2019	2018	Change

Adjusted gross deferred tax assets	$264,069	$256,087	$7,982
Total deferred tax liabilities	(155,269)	(138,246)	(17,023)

Net deferred tax asset (excluding nonadmitted)	$108,800	$117,841	(9,041)

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(5,890)

Change in net deferred income tax			$(14,931)

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2021	2020	2019

Tax expense computed at federal corporate rate	$48,460	$21,851	$46,434
Dividends received deductions	(20,358)	(19,358)	(20,917)
Meals and entertainment	249	564	917
Foreign tax credit	(145)	(149)	(382)
Income tax expense (benefit) related to prior years	(6,264)	646	6,063
Nonadmitted assets	(6,235)	1,099	4,629
Interest maintenance reserve amortization	241	(833)	(688)
LIHTC and benefits (net of amortization of cost)	(18,204)	(17,062)	(14,313)
COLI	(128)	581	-
Income tax benefit of net operating loss carryback	-	(45,106)	-
Statutory change in reserve valuation basis	-	462	-
Other	691	831	41

Total statutory income taxes	$(1,693)	$(56,474)	$21,784

Federal income tax expense (benefit)	$62,689	$(64,576)	$6,853
Change in net deferred income tax	(64,382)	8,102	14,931

Total statutory income taxes	$(1,693)	$(56,474)	$21,784

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$347,144	$-	$347,144	$295,566	$-	$295,566	$51,578	$-	$51,578
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	347,144	-	347,144	295,566	-	295,566	51,578	-	51,578
Deferred tax assets nonadmitted	-	-	-	(10,116)	-	(10,116)	10,116	-	10,116
Admitted deferred tax assets	347,144	-	347,144	285,450	-	285,450	61,694	-	61,694
Deferred tax liabilities	(111,436)	(135,733)	(247,169)	(136,463)	(47,140)	(183,603)	25,027	(88,593)	(63,566)
Net admitted deferred tax assets	$235,708	$(135,733)	$99,975	$148,987	$(47,140)	$101,847	$86,721	$(88,593)	$(1,872)

The nonadmitted deferred tax asset decreased $10,116 in 2021 and increased $10,116 in 2020. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2021	2020	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$161,310	$136,806	$24,504
Investments	3,328	3,260	68
Deferred acquisition costs	64,079	55,632	8,447
Unearned revenue	4,507	5,079	(572)
Employee benefits	81,651	70,056	11,595
Policyholder dividends	7,355	10,378	(3,023)
Fixed assets	2,682	1,550	1,132
Other	22,232	12,805	9,427
Subtotal ordinary deferred tax assets	347,144	295,566	51,578
Nonadmitted ordinary deferred tax assets	-	(10,116)	10,116
Admitted ordinary deferred tax assets	347,144	285,450	61,694

Capital deferred tax assets:
Admitted capital deferred tax asset	-	-	-

Admitted deferred tax assets	347,144	285,450	61,694
Ordinary deferred tax liabilities:
Deferred and uncollected premiums	(57,229)	(48,833)	(8,396)
2017 tax reform reserve method change	(18,996)	(23,745)	4,749
Tax accounting method changes	(27,550)	(56,212)	28,662
Other	(7,661)	(7,673)	12
Total ordinary deferred tax liabilities	(111,436)	(136,463)	25,027

Capital deferred tax liabilities:
Investments	(44,306)	(30,925)	(13,381)
Unrealized gains	(91,427)	(16,215)	(75,212)
Subtotal capital deferred tax liabilities	(135,733)	(47,140)	(88,593)
Total deferred tax liabilities	(247,169)	(183,603)	(63,566)

Net admitted deferred tax asset	$99,975	$101,847	$(1,872)

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	142,894	-	142,894	101,848	-	101,848	41,046	-	41,046
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	142,894	-	142,894	101,848	-	101,848	41,046	-	41,046
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	370,200	-	-	316,007	-	-	54,193
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	204,250	-	204,250	183,602	-	183,602	20,648	-	20,648
Admitted deferred tax asset	$347,144	$-	$347,144	$285,450	$-	$285,450	$61,694	$-	$61,694

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital (“RBC”) reporting entity)	855%	965%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$2,468,002	$2,106,715

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2021.  Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets as of December 31, 2020.  The consolidated Company’s tax planning strategies did not include the use of reinsurance.  The impact of tax planning strategies as of December 31, 2020 is shown in the following table:

	December 31, 2020
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$295,566	$-
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	285,450	-
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	18.5%	0.0%

CARES Act

The CARES Act included several significant income tax provisions including providing for a five-year carryback of certain net operating losses, suspending the limitation on net operating losses which can be used to offset income, and increasing the limitation on interest deductions. As a result of the five-year carryback provision, the consolidated Company recorded an additional income tax benefit of $45,106 for the year ended December 31, 2020.

Other Tax Items

As of December 31, 2021, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2021, 2020, and 2019 of $7,711, $0, and $31,105, respectively, are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2021	2020

Balance at January 1	$6,746	$8,293
Additions based on tax positions related to the current year	72	58
Additions for prior years’ tax position	14	-
Reductions for prior years’ tax position	-	(80)
Reductions for settlements	(6,064)	(451)
Reductions for expiration of statutes	(426)	(1,074)

Balance at December 31	$342	$6,746

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2021 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2021, 2020 and 2019, the Company and the consolidated Company recognized decreases of $4,223 and $611 and an increase of $1,578, respectively, in interest and penalties. The Company had accrued $866 at December 31, 2021 and the consolidated Company had accrued $5,091 at December 31, 2020 for the payment of interest and penalties.

The Company and the consolidated Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company and the consolidated Company also files income tax returns in various states and foreign jurisdictions. The Company and the consolidated Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company and the consolidated Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2018. In 2021, the Company received Joint Committee on Taxation approval for its refund claims filed for tax years 2010 and 2012.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due are generally settled monthly. Pursuant to agreements used for cash management, CMFG Life periodically borrows from or lends to affiliates.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Significant amounts due to/from affiliates are shown in the following table:

	2021	2020

Due to the Company:
CUMIS	$15,499	$18,145
CUNA Mutual Management Services, LLC (“CMMS”)	26,113	9,505
CBSI	21,729	16,313
CMFG Life Separate Account	80	7,564
CUNA Caribbean Insurance OECS Limited	210	1,266
CMIA	13,335	8,107
CMFG Ventures, LLC	2,999	12,364
CPI	9,344	2,047
CUMIS Specialty Insurance Company	893	3,403
CMIC	4,034	2,909
TruStage Financial Group, Inc.	3,934	-
CMFG Ventures Discovery, LLC	1,024	-
CUNA Mutual AdvantEdge Analytics, LLC	332	6,723
American Memorial Life Insurance Company	7,074	-
Assurant Life of Canada	6,118	-
MEMBERS Life	16,895	-
SafetyNet, LLC	878	-
All other affiliates	2,075	1,303
Total	$132,566	$89,649

Due from the Company:
CUMIS VT	$41,401	$41,081
MCA	14,355	14,980
TruStage Insurance Agency, LLC	17,435	5,582
CuneXus Solutions, Inc.	9,694	-
Compliance Systems	2,866	2,138
SafetyNet, LLC	-	585
All other affiliates	611	424
Total	$86,362	$64,790

CMFG Life allocated expenses of $808,637, $680,539, and $665,632 to its subsidiaries in 2021, 2020, and 2019, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

MCA, which is 100% owned by CMIC, manages substantially all of the Company’s and the consolidated Company’s invested assets in accordance with policies, directives, and guidelines established by the Company and the consolidated Company. The Company recorded MCA investment management fees totaling $22,497 in 2021 and the consolidated Company recorded fees totaling $19,830 and $19,269, for 2020 and 2019. Subsidiaries of the Company recorded MCA investment management fees of $19,847, $11,830 and $10,709 in 2021, 2020 and 2019, respectively.

Significant capital contributions and dividends to and dividends from affiliates are shown in the following table:

	2021	2020	2019

Dividends paid from CMFG Life to:
TruStage	$80,000	$38,000	$26,000
Total	$80,000	$38,000	$26,000

Capital contributions from CMFG Life to:
CMIC	$8,000	$8,000	$-
CUNA Mutual AdvantEdge Analytics, LLC	17,000	20,000	25,000
CMMS	-	103,000	30,000
CUNA Mutual Global Holdings, Inc	-	-	1,050
Total	$25,000	$131,000	$56,050

Dividends paid to CMFG Life from:
CMIC	$95,000	$90,000	$77,000
CUNA Mutual Global Holdings, Inc	-	-	18,605
Total	$95,000	$90,000	$95,605

Capital contributions to CMFG Life from:
TruStage	$803,395	$8,000	$-
Total	$803,395	$8,000	$-

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its registered annuity products and recorded a commission expense for this service of $2,173 in 2021 and the consolidated Company recorded commission expense of $39,131 and $36,662 for 2020, and 2019, respectively, which is included in insurance taxes, licenses, fees and commissions.

In 2020, MCA Funds Holding contributed its limited partnership interests in MCA Fund III LP to MCA III Holding in exchange for cash of $195,518, a demand note of $211,020 and collateralized note obligations of $202,200 that in turn MCA Funds Holding distributed to CMFG Life for its interest in MCA Funds Holding.  The demand note issued by CMFG Life was forgiven and CMFG Life became the parent to MCA III Holding.  CMFG Life holds the collateralized note obligations issued of $194,297 and $201,903 as of December 31, 2021 and 2020, respectively. The Company has recorded and accrued interest of $1,134 in 2021 and the consolidated Company recorded and accrued interest of $1,145 in 2020 for the collateralized note obligations. The notes are included in debt securities and the accrued interest is included in accrued investment income.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

MEMBERS Life cedes 100% of its business to CMFG Life and receives a ceding commission from CMFG Life equal to 100% of actual expenses incurred for this business. These agreements are eliminated in the consolidated statutory basis financial statements for 2020 and 2019.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2021, 2020, and 2019.

	2021	2020	2019

Premiums earned:
Direct	$3,086,354	$4,781,745	$3,998,164
Assumed from affiliates	1,574,254	1,743	526
Ceded to non-affiliates	(158,944)	(58,838)	(10,148)

Premiums earned, net of reinsurance	$4,501,664	$4,724,650	$3,988,542

Benefits and surrender expenses:
Direct	$2,561,597	$2,736,731	$2,462,187
Assumed from affiliates	493,196	-	-
Ceded to non-affiliates	(10,451)	(10,240)	(10,588)

Benefits and surrender expenses, net of reinsurance	$3,044,342	$2,726,491	$2,451,599

Increase in policy reserves:
Direct	$480,582	$966,832	$656,753
Assumed from affiliates	8,624	-	-
Ceded to non-affiliates	(188,252)	(53,644)	(3,746)

Increase in policy reserves, net of reinsurance	$300,954	$913,188	$653,007

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $443,155 and $254,463 in 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 8: Policy and Contract Claim Reserves

The balance in the liability for unpaid accident and health claim and claim adjustment expenses as of December 31, 2021 and 2020 was $313,818 and $338,547, respectively. CMFG Life incurred $188,203 and paid $214,459 of accident and health claims and claim adjustment expenses in 2021, of which $135,072 of the paid amount was attributable to insured or covered events of prior years. CMFG Life incurred $204,153 and paid $224,251 of accident and health claims and claim adjustment expenses in 2020, of which $133,729 of the paid amount was attributable to insured or covered events of prior years. The 2021 and 2020 decreases in prior year incurred losses primarily relates to favorable development across lines, particularly on credit disability driven by fewer reported losses than expected.

Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2021.

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$348,094	$6,370,222	$-	$6,718,316	70.0%
At book value less surrender charge of 5% or more	154,426	-	-	154,426	1.6%
At fair value	-	-	771,802	771,802	8.0%

Total with adjustment or at fair value	502,520	6,370,222	771,802	7,644,544	79.6%
At book value with minimal or no charge adjustment	1,086,602	95,657	-	1,182,259	12.4%
Not subject to discretionary withdrawal	767,143	-	4,635	771,778	8.0%

Gross annuity reserves and deposit liabilities	2,356,265	6,465,879	776,437	9,598,581	100.0%
Reinsurance ceded	196,415	-	-	196,415

Total net annuity reserves and deposit liabilities	$2,159,850	$6,465,879	$776,437	$9,402,166

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,514,997	$-	$-	$2,514,997	46.7%
At book value less surrender charge of 5% or more	-	-	-	-
At fair value	-	-	1,055,330	1,055,330	19.6%

Total with adjustment or at fair value	2,514,997	-	1,055,330	3,570,327	66.3%
At book value with minimal or no charge adjustment	136,050	-	-	136,050	2.5%
Not subject to discretionary withdrawal	1,677,542	-	-	1,677,542	31.2%

Gross annuity reserves and deposit liabilities	4,328,589	-	1,055,330	5,383,919	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$4,328,589	$-	$1,055,330	$5,383,919

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	240,136	-	-	240,136	21.4%
Not subject to discretionary withdrawal	533,432	-	350,244	883,676	78.6%

Gross annuity reserves and deposit liabilities	773,568	-	350,244	1,123,812	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$773,568	$-	$350,244	$1,123,812

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2020.

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$223,196	$5,050,170	$-	$5,273,366	64.1%
At book value less surrender charge of 5% or more	162,845	-	-	162,845	2.0%
At fair value	-	-	801,275	801,275	9.7%

Total with adjustment or at fair value	386,041	5,050,170	801,275	6,237,486	75.8%
At book value with minimal or no charge adjustment	1,148,565	59,534	-	1,208,099	14.7%
Not subject to discretionary withdrawal	779,177	-	4,134	783,311	9.5%

Gross annuity reserves and deposit liabilities	2,313,783	5,109,704	805,409	8,228,896	100.0%
Reinsurance ceded	49,539	-	-	49,539

Total net annuity reserves and deposit liabilities	$2,264,244	$5,109,704	$805,409	$8,179,357

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -lump sum:
With market value adjustment	$2,639,184	$-	$-	$2,639,184	50.4%
At book value less surrender charge of 5% or more	-	-	-	-
At fair value	-	-	1,080,605	1,080,605	20.6%

Total with adjustment or at fair value	2,639,184	-	1,080,605	3,719,789	71.0%
At book value with minimal or no charge adjustment	36,280	-	-	36,280	0.7%
Not subject to discretionary withdrawal	1,480,657	-	-	1,480,657	28.3%

Gross annuity reserves and deposit liabilities	4,156,121	-	1,080,605	5,236,726	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$4,156,121	$-	$1,080,605	$5,236,726

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	248,571	-	-	248,571	22.1%
Not subject to discretionary withdrawal	528,426	-	350,122	878,548	77.9%

Gross annuity reserves and deposit liabilities	776,997	-	350,122	1,127,119	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$776,997	$-	$350,122	$1,127,119

The following table shows policy liabilities associated with the Company’s and the consolidated Company’s annuity products.

	2021	2020

Annuities	$6,217,891	$6,139,228
Supplementary contracts with life contingencies	270,548	281,137
Deposit-type contracts	773,568	776,997
Annuity reserves from the separate accounts	8,293,011	6,991,584
Supplementary contracts with life contingencies from the separate accounts	4,635	4,134
Other contract deposit funds	350,244	350,122

Total annuity reserves	$15,909,897	$14,543,202

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2021.

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$7,079	$13,920	$-	$-	$-
Universal life	306,213	306,099	308,776	-	-	-
Other permanent cash value life insurance	-	1,988,980	2,379,804	-	-	-
Variable universal life	34,580	34,577	34,458	242,378	242,360	242,356
Miscellaneous reserves	-	1,928	1,928	-	-	-

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	273,848	-	-	-
Accidental death benefits	-	-	3,584	-	-	-
Disability - active lives	-	-	2,597	-	-	-
Disability - disabled lives	-	-	16,155	-	-	-
Miscellaneous reserves	-	-	21,621	-	-	-
Gross reserves before reinsurance	340,793	2,338,663	3,056,691	242,378	242,360	242,356

Ceded reinsurance	-	-	21,214	-	-	-
Net reserves	$340,793	$2,338,663	$3,035,477	$242,378	$242,360	$242,356

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2020.

	General Account			Separate Account - Non-Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$7,561	$15,815	$-	$-	$-
Universal life	317,787	317,648	320,376	-	-	-
Other permanent cash value life insurance	-	1,882,056	2,207,991	-	-	-
Variable universal life	35,239	35,236	35,334	217,151	217,131	217,128
Miscellaneous reserves	-	1,398	1,398	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	263,537	-	-	-
Accidental death benefits	-	-	3,481	-	-	-
Disability - active lives	-	-	2,825	-	-	-
Disability - disabled lives	-	-	16,745	-	-	-
Miscellaneous reserves	-	-	8,900	-	-	-

Gross reserves before reinsurance	353,026	2,243,899	2,876,402	217,151	217,131	217,128

Ceded reinsurance	-	-	26,019	-	-	-
Net reserves	$353,026	$2,243,899	$2,850,383	$217,151	$217,131	$217,128

The following table shows policy reserves associated with the Company’s and the consolidated Company’s life products.

	2021	2020

Life	$2,989,592	$2,818,432
Accidental death benefits	3,584	3,481
Disability - active lives	2,597	2,825
Disability - disabled lives	16,155	16,745
Miscellaneous	23,549	8,900
Life reserves from the separate accounts	242,356	217,128

Total life insurance policy reserves	$3,277,833	$3,067,511

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 10: Statutory Financial Data and Dividend Restrictions

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s and the consolidated Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2021, CMFG Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC. At December 31, 2020, CMFG Life’s and MEMBERS Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $282,414 in stockholder dividends in 2022 without the approval of the Insurance Department. CMFG Life has four indirect wholly-owned insurance subsidiaries that could pay an aggregate of $183,728 in stockholder dividends in 2022 without regulatory approval. CMFG Life has two other insurance subsidiaries for which all dividends require regulatory approval.

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

	2021	2020
FHLB borrowings	$140,004	$345,036
Total notes and interest payable	$140,004	$345,036

CMFG Life Insurance Company – Funding Agreements – Federal Home Loan Bank

The Company issues variable interest rate funding agreements to the FHLB in the general account. Variable interest on the variable interest rate agreements is calculated daily at floating rates that range from 0.4% to 0.7% in 2021, 0.4% to 2.3% in 2020 and 2.1% to 3.2% in 2019. The original maturities of the agreements range from 4 to 7 years. Recognized liabilities, included in liability for deposit-type contracts in the statutory statement of admitted assets, liabilities and capital and surplus, are matched to specific assets so that the liabilities and assets are aligned. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

The Company issues both fixed and variable interest rate funding agreements in the separate accounts. Fixed interest rates on borrowings ranged from 0.6% to 1.0% with original maturities ranging from 3 to 5 years in 2021 and 2020. Variable interest on borrowings was calculated daily at floating rates that ranged from 0.4% to 0.7% in 2021 and 0.4% to 2.3% in 2020. The original maturities of the agreements range from 4 to 7 years. The separate account invests in assets that match the duration and interest rate characteristics of the recognized liability, which is included in the liability for deposit-type contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

CMFG Life Insurance Company – Borrowings – Federal Home Loan Bank

CMFG Life has borrowing capacity as a result of contractual arrangements with the FHLB as evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that CMFG Life is entitled to borrow from the FHLB if it purchases FHLB restricted stock and provides securities as collateral for such borrowings. The Company must hold FHLB membership stock equal to 0.12% of the Company’s total assets, with an overall limitation of $10,000. The Company must also hold activity stock of 4% of the amount of outstanding advances. Interest on borrowings was calculated daily at floating rates that ranged from 0.28% to 0.36% in 2021, 0.28% to 1.85% in 2020, and 1.72% to 2.76% in 2019. Interest expense was $413, $1,906, and $2,857 for years ended December 31, 2021, 2020, and 2019. All borrowings were short-term in nature with maturity dates less than 90 days. Payments were due on the borrowings at various dates through 2021 with options of renewal available.

TruStage –Credit Agreement – Wells Fargo Bank

In November 2019, TruStage, CMFG Life, CUMIS and CMIC entered into a $400,000 five-year unsecured revolving credit agreement with Wells Fargo Bank, National Association and other lenders. The agreement matures in November 2024 and replaces the $250,000 facility entered into in June 2015. The facility has an unused fee assessed at 0.23% and 0.15% on the unused principal at December 31, 2021 and 2020, respectively. Interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.125% to 1.625% based on TruStage, Inc.’s debt to capital ratio. TruStage is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory RBC ratios. TruStage, CMFG Life and CUMIS were in compliance with these covenants at December 31, 2021 and 2020. As of December 31, 2021 and 2020, there were no outstanding borrowings under the facility and accordingly, the entire $400,000 facility was available for general corporate purposes.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Federal Home Loan Bank Information

The FHLB stock owned, borrowing capacity, collateral pledged, aggregate borrowing and reserves for the line of credit and funding agreements were as follows:

	2021	2020
Membership class B stock - nonredeemable	$10,000	$10,000
Activity stock	37,600	45,800

Total stock	$47,600	$55,800

Estimated borrowing capacity	$940,000	$1,145,000

Collateral pledged as of reporting date:
Carrying value - general account	$961,148	$1,142,942
Carrying value - separate account	249,986	355,822
Fair value - general account	1,066,029	1,231,004
Fair value - separate account	262,055	385,683
Maximum pledged during the reporting period:
Carrying value - general account	1,130,329	1,194,036
Carrying value - separate account	341,431	359,743
Fair value - general account	1,240,182	1,311,641
Fair value - separate account	371,090	392,028

Borrowing at time of maximum collateral - general account	$760,000	$725,000
Borrowing at time of maximum collateral - separate account	350,000	350,000
Maximum borrowing during reporting period - general account	850,000	950,000
Maximum borrowing during reporting period - separate account	350,000	350,000

Borrowing as of reporting date - general account	$140,000	$345,000
Funding agreements issued - general account	450,000	450,000

Total borrowings/funding agreements issued - general account	$590,000	$795,000

Funding agreements issued - general account	$450,000	$450,000
Funding agreements issued - separate account	350,000	350,000

Funding agreements issued - total	$800,000	$800,000

Funding agreement reserves - general account	$450,412	$450,357
Funding agreement reserves - separate account	350,136	350,122

Funding agreement reserves - total	$800,548	$800,479

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 12: Surplus Notes

The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. The first principal payment was made in July 2020. The Company is scheduled to make equal annual principal payments of $7,728 in July through 2030, subject to the foregoing regulatory approvals. Interest, at 8.5%, on the notes is payable semi-annually. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory RBC ratio and minimum total adjusted statutory capital level. At December 31, 2021, CMFG Life was in compliance with these covenants.

CMFG Life incurred and paid interest of $6,295, $7,225, $7,225 in 2021, 2020 and 2019, respectively. Additionally, the balance of the notes was $69,545 and $77,273 at December 31, 2021 and 2020, respectively.

Note 13: Commitments and Contingencies

Commitments

The Company and the consolidated Company had the following commitments outstanding at December 31.

	2021	2020

Limited partnerships	$1,181	$3,910
Investment in affiliated limited liability companies	1,237,535	1,109,633
LIHTC investments	72,907	57,403
Mortgage loans	2,550	24,000
Private placement bonds	47,764	23,250
Other	18,820	-

Total commitments	$1,380,758	$1,218,196

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, as well as fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company has the following future minimum operating lease payments as of December 31, 2021.

Future Minimum Operating Lease Payments

2022	$532
2023	398
2024	400
2025	237
2026	206
Thereafter	417

Total future minimum lease payments	$2,190

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $1,240, $1,695, and $3,530 in 2021, 2020 and 2019, respectively.

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

The Company has no ongoing obligation to the qualified pension plans in which its employees participate which are sponsored by its parent but contributes to the annual cost. The Company incurred no expenses for these plans in 2021 and the consolidated Company incurred no expenses for these plans 2020. In 2019, the consolidated Company incurred $10,000 of expenses.

The Company maintains non-qualified defined benefit plans for certain employees and directors, as well as postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Retirement medical subsidies were eliminated January 1, 2016 for future retirees who do not meet certain age, years of service and/or employment status criteria. This was pursuant to the amendments to a collective bargaining agreement with represented employees.

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations for the years ended at December 31.

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Reconciliation of benefit obligations:
Obligations at January 1	$46,519	$43,494	$90,686	$75,478

Service cost	1,081	678	2,304	1,691
Interest cost	763	1,637	2,582	2,873
Actuarial loss (gain)	3,093	3,258	(5,194)	12,768
Benefit payments	(2,427)	(2,548)	(1,648)	(2,124)
Prior service cost	-	-	1,170	-

Total benefit obligations at December 31	$49,029	$46,519	$89,900	$90,686

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following tables provide information with respect to the fair value of assets for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Reconciliation of fair value of plan assets:

Fair value of plan assets at January 1	$-	$-	$-	$-
Employer contributions	2,427	2,548	1,648	2,124
Benefit payments	(2,427)	(2,548)	(1,648)	(2,124)

Fair value of plan assets at December 31	$-	$-	$-	$-

The following tables provide information with respect to the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Funded status at December 31	$(49,029)	$(46,519)	$(89,901)	$(90,686)

Accrued benefit asset (liability)	$(49,029)	$(46,519)	$(89,901)	$(90,686)

The following table provides information about pension benefits and other postretirement benefits for the plans for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Net prior service costs (benefit)	$-	$70	$1,028	$(327)
Net actuarial (gain) loss	16,406	14,655	6,648	12,204

Balance at end of year	$16,406	$14,725	$7,676	$11,877

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2022 for the non-qualified pension plans are $1,197 and $64, respectively. The estimated net actuarial gain and prior service cost that will be amortized for the other postretirement benefit plans are $0 and $17, respectively.

The accumulated benefit obligation (“ABO”) represents the actuarial net present value of estimated future benefit obligations. The ABO for pension plans was $44,632 and $44,637 at December 31, 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2021	2020	2019	2021	2020	2019

Service cost	$1,081	$678	$845	$2,304	$1,691	$1,260
Interest cost	763	1,637	2,020	2,582	2,873	3,063
Amortization of prior service cost	1,443	640	7	177	(185)	(39)
Amortization of net unrecognized (gain) loss	65	111	706	-	-	-
Net periodic benefit cost	$3,352	$3,066	$3,578	$5,063	$4,379	$4,284

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Weighted average assumptions at December 31 for benefit cost:
Discount rate	2.7%	3.8%	2.9%	3.9%
Rate of compensation increase	4.3%	4.3%	4.3%	4.3%

Weighted average assumptions at December 31 for obligation:
Discount rate	3.0%	2.7%	3.1%	2.9%
Rate of compensation increase	5.3%	4.3%	5.3%	4.3%

For measurement purposes, a 5.4% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 3.7% for 2074 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (decrease) the accumulated other postretirement benefit obligation as of December 31, 2021 by $2,154 or ($1,961) and the annual net periodic other postretirement benefit cost for the year then ended by $67 or ($63).

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

	Pension Benefits	Other Postretirement Benefits Including Subsidy

Estimated future benefit payments:
2022	$2,510	$2,405
2023	2,625	2,983
2024	2,616	3,309
2025	2,653	3,759
2026	2,692	4,079
2027-2031	14,142	21,734

The Company anticipates remitting $10,000 in 2022 to TruStage for TruStage’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For the remaining pension plans and other postretirement benefits, the employer contributions will be equivalent to the estimated 2022 benefits.

Defined Contribution Plans

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company’s contributions for the year ended December 31, 2021 was $21,292 and the consolidated Company’s contributions for the years ended December 31, 2020 and 2019 were $19,913, and $18,300, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2021	2020

Nonadmitted assets:
Electronic data processing equipment and software	$(71,931)	$(80,113)
Furniture and equipment	(11,989)	(13,121)
Prepaid expenses and assets of 401(h) account	(42,218)	(40,137)
Net deferred tax asset	-	(10,116)
Intangible assets	(26,853)	-
Goodwill	(417,329)	-
Other	(18,832)	(10,733)

Total nonadmitted assets deducted from surplus	$(589,152)	$(154,220)

Asset valuation reserve	$(718,509)	$(576,750)
Unrealized capital gains (losses)	530,897	165,797

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected insurance premiums as of December 31 are shown in the following table:

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$83,358	$16,475	$78,826	$17,261
Ordinary renewal	270,210	213,269	219,498	168,994
Credit life	13,275	13,275	14,065	14,065
Group life	53,828	45,532	57,655	48,545
Accident and health	22,651	22,651	23,822	23,825
Nonadmitted receivables	(28)	(28)	(38)	(38)

Totals	$443,294	$311,174	$393,828	$272,652

Gross premium represents the amount of premium charged to the policyholders. The amount net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 17: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s and the consolidated Company’s obligations under variable annuities, single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities, single premium deferred index-linked interest option annuity and variable universal life policies. The assets of the separate accounts are carried at fair value, with the exception of certain assets for the single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity and single premium deferred index-linked interest option annuity, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding this prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $47,464 as of December 31, 2021 and the consolidated Company had $52,496 at December 31, 2020. The general account paid $169, $295, and $320 in 2021, 2020, and 2019, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $5,053, $3,416, and $3,618 in 2021, 2020, and 2019, respectively.

Information relating to the Company’s and the consolidated Company’s separate account business as of December 31 is set forth in the tables below.

	2021		2020
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Reserves with assets held:
At fair value	$-	$2,074,231	$-	$2,103,142
At amortized cost	6,465,879	-	5,109,704	-

Total	$6,465,879	$2,074,231	$5,109,704	$2,103,142

Reserves with assets subject to
discretionary withdrawal:
At fair value	$-	$2,069,488	$-	$2,099,008
With fair value adjustment	6,465,879	-	5,109,704	-
Not subject to discretionary withdrawal	-	4,743	-	4,134

Total	$6,465,879	$2,074,231	$5,109,704	$2,103,142

The fair value of separate account assets held at amortized cost was $5,514,754 and $4,758,089 at December 31, 2021 and 2020, respectively. The unrealized gain (loss) on the assets held at amortized cost was $166,153 and $323,211 at December 31, 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows the premiums and deposits for contracts recorded in the separate accounts for the years ended December 31.

	2021		2020
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Non-guaranteed premiums, considerations and
deposits received for separate account policies	$1,498,522	$91,936	$1,117,065	$138,930

Total	$1,498,522	$91,936	$1,117,065	$138,930

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2021		2020
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Transfers to separate accounts	$1,498,522	$91,936	$1,117,065	$138,930
Transfers from separate accounts	(412,018)	(547,353)	(294,407)	(353,972)
Valuation adjustment	63	24	(1)	29

Net transfers to (from) separate accounts	$1,086,567	$(455,393)	$822,657	$(215,013)

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 18: Reconciliation to 2019 Annual Statement

Subsequent to filing the consolidated Company’s 2019 annual statements with the Insurance Department, the consolidated Company reclassified its securities lending activity on the statutory basis statement of cash flows for presentation purposes.

The reconciliation from the 2019 MEMBERS Life and CMFG Life annual statements to the 2019 statutory basis financial statements is summarized below:

				As Reported in
	As Reported	As Reported	Total per	Consolidated
	in 2019	in 2019	2019 MEMBERS	Statutory
	MEMBERS	CMFG Life	Life and CMFG	Basis
	Life Annual	Annual	Life Annual	Financial
	Statements	Statements	Statements	Statements	Difference

Statutory basis statements of cash flows
Miscellaneous applications	$-	$25,488	$25,488	$171,495	$146,007
Net cash used in investing activities	$(4,566)	$(1,083,289)	$(1,087,855)	$(1,233,862)	$(146,007)

Cash from financing
and miscellaneous activities
Other cash provided (used)	$3,730	$32,980	$36,710	$182,717	$146,007
Net cash provided by (used in)
financing and miscellaneous
activities	$3,718	$152,515	$156,233	$302,240	$146,007

Note 19: Subsequent Events

The Company evaluated subsequent events from December 31, 2021 through March 17, 2022, the date the statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG LIFE INSURANCE COMPANY Supplemental Schedules December 31, 2020

Supplemental Schedules

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus December 31, 2020 (000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets
Bonds and notes	$9,428,194	$30,309	$-		$9,458,503
Common stocks - affiliated	1,190,764	-	(40,700)	A	1,150,064
Common stocks - unaffiliated	97,645	-	-		97,645
Preferred stocks	4,253	-	-		4,253
Mortgage loans	1,981,024	-	-		1,981,024
Real estate occupied by the Company,
at cost less accumulated depreciation	66,205	-	-		66,205
Real estate held for production of income,
at cost less accumulated depreciation	1,484	-	-		1,484
Contract loans	107,766	-	-		107,766
Derivatives	27,830	-	-		27,830
Other invested assets	1,249,405	-	-		1,249,405
Receivables for securities sold	2,947	-	-		2,947
Securities lending assets	387,166	-	-		387,166
Cash, cash equivalents and short-term investments	167,161	26,410	-		193,571

Total cash and invested assets	14,711,844	56,719	(40,700)		14,727,863
Premiums deferred and uncollected	272,897	-	(245)	C	272,652
Accrued investment income	83,609	257	-		83,866
Federal income taxes recoverable	191,684	3,278	-		194,962
Net deferred tax asset	101,592	255	-		101,847
Amounts due from reinsurers	8,729	12,718	(19,869)	C	1,578
Electronic data processing equipment -	-	-	-
at cost, less accumulated depreciation	7,163	-	-		7,163
Receivables from affiliates	108,198	223	(18,772)	B	89,649
Other assets	105,143	11	-		105,154
Separate account assets	8,431,350	230,314	-		8,661,664

Total admitted assets	$24,022,209	$303,775	(79,586)		$24,246,398

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate intercompany reinsurance agreements.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus continued December 31, 2020 (000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated
Liabilities
Policy reserves
Life insurance and annuity contracts	$9,278,969	$-	$-		$9,278,969
Accident and health contracts	937,553	-	-		937,553
Liability for deposit-type contracts	776,997	-	-		776,997
Policy and contract claims	153,562	-	(594)	C	152,968
Dividends payable to policyholders	40,415	-	-		40,415
Advance premium and experience refunds	93,622	-	-		93,622
Reinsurance payable	4,563	7,397	(7,937)	C	4,023
Interest maintenance reserve	27,929	-	-		27,929
Liability for employee retirement plans	250,205	-	-		250,205
Amount held for others	30,705	27	(11,583)	C	19,149
Payable to affiliates	65,233	18,329	(18,772)	B	64,790
Commissions, expenses, taxes,
licenses, and fees accrued	192,876	499	-		193,375
Notes and interest payable	345,036	-	-		345,036
Asset valuation reserve	576,750	-	-		576,750
Derivatives	30,375	-	-		30,375
Payable for securities purchased	4,495	-	-		4,495
Margin liabilities	215,856	-	-		215,856
Other liabilities	9,651	15,925	-		25,576
Payable for securities lending	387,166	-	-		387,166
Transfers to separate accounts	(6,125)	(9,416)	-		(15,541)
Separate account liabilities	8,431,350	230,314	-		8,661,664
Total liabilities	21,847,183	263,075	(38,886)		22,071,372
Capital and surplus
Capital
Common stock	7,500	5,000	(5,000)	A	7,500
Paid-in surplus	70,837	31,153	(31,153)	A	70,837
Surplus notes	77,273	-	-		77,273
Unassigned surplus	2,019,416	4,547	(4,547)	A	2,019,416
Total capital and surplus	2,175,026	40,700	(40,700)		2,175,026
Total liabilities and capital and surplus	$24,022,209	$303,775	(79,586)		$24,246,398

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate intercompany reinsurance agreements.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Operations Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Income
Premiums and other considerations			’
Life and annuity contracts	$4,124,107	$-	$-		$4,124,107
Accident and health contracts	581,429	-	-		581,429
Supplementary contracts	19,114	-	-		19,114
Net investment income	567,043	1,017	-		568,060
Reinsurance commissions	1,627	103,297	(103,297)	C	1,627
Commission and fee income	68,859	-	-		68,859
Other income (loss)	(25,984)	31,596	-		5,612

Total income	5,336,195	135,910	(103,297)		5,368,808

Benefits and expenses					-
Death and annuity benefits	710,976	-	-		710,976
Disability and accident and health benefits	228,389	-	-		228,389
Interest on deposit-type contracts	23,544	-	-		23,544
Other benefits to policyholders and beneficiaries	1,598	-	-		1,598
Surrender benefits	1,725,843	-	-		1,725,843
Payments on supplementary contracts
with life contingencies, interest and adjustments on
policy or deposit-type contract
funds, and group conversions	36,141	-	-		36,141
Increase in policy reserves-life and annuity contracts
and accident and health insurance	913,188	-	-		913,188
General insurance expenses	719,442	45,029	-		764,471
Insurance taxes, licenses, fees, and commissions	207,972	58,279	(103,297)	C	162,954
Net transfers to (from) separate accounts	575,736	31,908	-		607,644

Total benefits and expenses	5,142,829	135,216	(103,297)		5,174,748

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Operations, continued Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated

Income before dividends to policyholders,
federal income tax expense (benefit) and	$193,366	$694	$-	$194,060
net realized capital gains (losses)
Dividends to policyholders	42,151	-	-	42,151

Income before federal income tax expense (benefit)
and net realized capital gains (losses)	151,215	694	-	151,909
Federal income tax expense (benefit)	(99,024)	256	-	(98,768)

Income before net realized capital gains (losses)	250,239	438	-	250,677
Net realized capital gains (losses), excluding gains
transferred to IMR, net of tax expense	(87,421)	(241)	-	(87,662)

Net income	$162,818	$197	$-	$163,015

C. To eliminate intercompany reinsurance agreements.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statements of Changes in Capital and Surplus Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Capital and surplus at beginning of year	$2,197,648	$39,989	$(39,989)		$2,197,648
Additions (deductions)
Net income	162,818	197	-		163,015
Change in unrealized capital gains, net of tax	(143,161)	-	(711)	A	(143,872)
Change in unrealized foreign exchange
capital gains (losses), net of tax	1,038	-	-		1,038
Change in net deferred income tax	(8,342)	240	-		(8,102)
Change in nonadmitted assets	(4,993)	234	-		(4,759)
Change in asset valuation reserve	17,693	40	-		17,733
Change in employee retirement plans, net of tax	(12,149)	-	-		(12,149)
Dividends to stockholder	(38,000)	-	-		(38,000)
Change in paid-in surplus	8,000	-	-		8,000
Change in reserve valuation basis	2,201	-	-		2,201
Surplus note principal payments	(7,727)	-	-		(7,727)
Net additions (deductions)	(22,622)	711	(711)		(22,622)
Capital and surplus at end of year	$2,175,026	$40,700	$(40,700)		$2,175,026

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Cash Flows Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Cash from operating activities
Premiums and other considerations	$4,670,538	$(7,537)	$-		$4,663,001
Net investment income received	513,296	1,191	-		514,487
Reinsurance commissions	1,121	103,297	(103,297)	C	1,121
Other income	45,100	25,668	-		70,768
Policy and contract benefits and dividends paid	(2,694,713)	187	-		(2,694,526)
Operating expenses paid	(889,308)	(94,087)	103,297	C	(880,098)
Federal income taxes paid	(107,553)	(141)	-		(107,694)
Net transfers (to) from separate accounts	(658,806)	(34,175)	-		(692,981)
Net cash provided by (used in) operating activities	879,675	(5,597)	-		874,078
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,212,475	11,864	-		1,224,339
Stocks	116,573	-	-		116,573
Mortgage loans	241,784	-	-		241,784
Other invested assets	172,709	-	-		172,709
Miscellaneous proceeds	14,872	-	-		14,872
Total investment proceeds	1,758,413	11,864	-		1,770,277
Cost of investments acquired
Bonds and notes	1,535,730	7,951	-		1,543,681
Stocks	134,484	-	-		134,484
Mortgage loans	298,626	-	-		298,626
Real estate	14,832	-	-		14,832
Other invested assets	403,492	-	-		403,492
Miscellaneous applications	78,386	-	-		78,386
Total investments acquired	2,465,550	7,951	-		2,473,501
Net increase in contract loans	1,327	-	-		1,327
Net cash provided by (used in) investing activities	(705,810)	3,913	-		(701,897)

C.	To eliminate intercompany reinsurance agreements.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Cash Flows, continued Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	$21,041	$-	$-	$21,041
Net deposits on deposit-type contracts	(2,755)	(26)	-	(2,781)
Payment of surplus notes	(7,727)			(7,727)
Dividends to stockholder	(38,000)	-	-	(38,000)
Other cash provided (used)	(42,022)	(917)	-	(42,939)
Net cash provided by (used in) financing
and miscellaneous activities	(69,463)	(943)	-	(70,406)
Net change in cash, cash equivalents and
short-term investments	104,402	(2,627)	-	101,775
Cash, cash equivalents and short-term
investments at the beginning of year	62,759	29,037	-	91,796
Cash, cash equivalents and short-term
investments at the end of year	$167,161	$26,410	$-	$193,571

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2021 (000s omitted)

Net investment income earned:
Government bonds	$7,365
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	327,676
Bonds of affiliates	2,192
Preferred stocks (unaffiliated)	255
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	5,238
Common stocks of affiliates	95,000
Mortgage loans	98,450
Real estate	22,262
Premium notes, contract loans and liens	7,026
Cash	57
Cash equivalents	-
Short-term investments	-
Other invested assets	176,315
Derivatives	1,742
Aggregate write-in for net investment income	2,709
Gross net investment income	$746,287

Real estate owned - book value less encumbrances (excluding home office)	$114,248

Mortgage loans - book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	1,960,658
Total mortgage loans	$1,960,658

Mortgage loans by standing - book value:
Good standing	$1,981,024
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value	1,854,917
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	194,297
Preferred stocks	-
Common stocks	1,918,157

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2021 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$489,283
Over 1 year through 5 years	2,933,994
Over 5 years through 10 years	3,128,514
Over 10 years through 20 years	1,143,407
Over 20 years	1,526,614
No maturity	4,695
Total by maturity	$9,226,507

Bonds by class - statement value
Class 1	$5,513,013
Class 2	3,229,235
Class 3	436,125
Class 4	34,365
Class 5	12,035
Class 6	1,734
Total by class	$9,226,507

Total bonds publicly traded	$5,520,373
Total bonds privately placed	3,706,134

Preferred stocks - statement value	4,414
Common stocks - market value	80,579
Short-term investments - book value	-
Options, caps & floors - statement value	7,292
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value (excluding liabilities)	-
Cash	687
Cash equivalents	75,596

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2021 (000s omitted)

Life insurance in force:
Industrial
Ordinary	$41,474,770
Credit life	17,949,764
Group life	7,249,577

Amount of accidental death insurance in force under ordinary policies	1,102,566

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	624,900
Credit life	11,099
Group life	26

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2021 (000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$116,377
Income payable	8,570

Ordinary - involving life contingencies
Income payable	30,528

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	37,974
Deferred - fully paid - account balance	8,280,650
Deferred - not fully paid - account balance	1,249,412

Group
Immediate - amount of income payable	123,020
Fully paid account payable	-
Not fully paid - account balance	3,630,335

Accident and health insurance - premium in force
Ordinary	68,292
Group	309,109
Credit	302,628

Deposit funds and dividends accumulations:
Deposit funds - account balance	694
Dividend accumulations - account balance	141,600

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2021 (000s omitted)

Claim payments 2021
Group accident and health - year ended December 31
2021	$43,444
2020	32,840
2019	3,513
2018	1,160
2017	302
Prior	3,204

Other accident and health
2021	2,979
2020	6,003
2019	4,185
2018	2,807
2017	1,269
Prior	1,822

Other coverages that use developmental methods to calculate claims reserves
2021	31,927
2020	32,497
2019	17,267
2018	11,925
2017	7,347
Prior	8,930

CMFG LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2021 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds
U.S. governments	$193,424	$193,424	1.2%
All other governments	6,723	6,723	0.0%
U.S. states, territories and possessions,
etc. guaranteed	25,835	25,835	0.2%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	267,286	267,286	1.7%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	654,008	654,008	4.2%
Industrial and miscellaneous	7,880,240	7,880,240	50.9%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	194,297	194,297	1.3%
SVO identified funds	4,697	4,697	0.0%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	9,226,510	9,226,510	59.5%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	4,414	4,414	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	4,414	4,414	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (unaffiliated)	70,322	70,322	0.1%
Industrial and miscellaneous - other (unaffiliated)	10,257	10,257	0.0%
Parent, subsidiaries and affiliates - publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - other	2,335,486	1,918,157	10.8%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	2,416,065	1,998,736	10.9%
Mortgage loans	1,960,658	1,960,658	12.7%
Real estate	116,214	116,214	0.8%
Cash, cash equivalents and short-term investments	75,596	75,596	3.1%
Contract loans	105,777	105,777	0.7%
Derivatives	14,409	14,409	0.1%
Other invested assets	1,853,523	1,853,523	12.0%
Receivables for securities	24,724	24,366	0.2%
Securities lending	398,300	398,300	0.0%
Other - margin account deposits	1,057	1,057	0.0%
Total invested assets	$16,197,247	$15,779,560	100.0%

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2021

(To Be Filed by April 1)

Of The	CMFG Life Insurance Company

ADDRESS (City, State and Zip Code)	Madison , WI 53705

NAIC Group Code	0306	NAIC Company Code	62626	Federal Employer’s Identification Number (FEIN)	39-0230590

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$16,685,625,050

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CUNA MUTUAL INVESTMENT CORPORATION	EQUITY	$1,241,582,004	7.4%
2.02	MCA FUNDS HOLDING LLC	EQUITY	$1,024,550,023	6.1%
2.03	MCA FUND III HOLDING LLC	BOND/EQUITY	$521,021,049	3.1%
2.04	AMERICAN MEMORIAL LIFE INSURANCE CO	EQUITY	$467,142,728	2.8%

2.05	MCA FUND II HOLDING LLC	EQUITY	$212,837,266	1.3%
2.06	UNION SECURITY INSURANCE CO	EQUITY	$209,431,800	1.3%
2.07	MCA FUND I HOLDING LLC	EQUITY	$99,682,198	0.6%
2.08	FREMF MORTGAGE TRUST	BOND	$55,638,782	0.3%
2.09	UBS COMMERCIAL MORTGAGE TRUST	BOND	$55,302,982	0.3%
2.10	FEDERAL HOME LN BK DES MOINES	EQUITY	$47,600,000	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3		4
3.01	NAIC-1	$5,513,013,334	33.0%	3.07	P/RP-1	$			%
3.02	NAIC-2	$3,229,235,248	19.4%	3.08	P/RP-2		$4,000,000		%
3.03	NAIC-3	$436,125,403	2.6%	3.09	P/RP-3	$			%
3.04	NAIC-4	$34,365,366	0.2%	3.10	P/RP-4	$			%
3.05	NAIC-5	$12,035,444	0.1%	3.11	P/RP-5		$413,696		%
3.06	NAIC-6	$1,734,015	%	3.12	P/RP-6	$			%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments		$2,158,886,907	12.9%
4.03	Foreign-currency-denominated investments		$197,382,387	1.2%
4.04	Insurance liabilities denominated in that same foreign currency	$		%

285

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$2,053,530,317	12.3%
5.02	Countries designated NAIC-2	$45,622,732	0.3%
5.03	Countries designated NAIC-3 or below	$59,733,858	0.4%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
6.01	Country 1: CAYMAN ISLANDS	$775,575,530	4.6%
6.02	Country 2: UNITED KINGDOM	$334,134,482	2.0%
	Countries designated NAIC - 2:
6.03	Country 1: MEXICO	$25,218,013	0.2%
6.04	Country 2: INDONESIA	$5,896,116	%
	Countries designated NAIC - 3 or below:
6.05	Country 1: SUPER-NATIONAL	$18,949,188	0.1%
6.06	Country 2: BARBADOS	$16,550,716	0.1%

		1	2
7.	Aggregate unhedged foreign currency exposure	$3,211,848		%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1		2
8.01	Countries designated NAIC-1		$2,413,047		%
8.02	Countries designated NAIC-2	$			%
8.03	Countries designated NAIC-3 or below		$798,801		%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1		2
	Countries designated NAIC - 1:
9.01	Country 1: NETHERLANDS ANTILLES		$2,413,047		%
9.02	Country 2:	$			%
	Countries designated NAIC - 2:
9.03	Country 1:	$			%
9.04	Country 2:	$			%
	Countries designated NAIC - 3 or below:
9.05	Country 1: BARBADOS		$496,323		%
9.06	Country 2: GUYANA		$302,478		%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	VENTURE CDO LTD	1	$37,559,508	0.2%
10.02	CAPITAL INVESTORS EUROPE PBI L	1	$27,158,633	0.2%
10.03	OHA LOAN FUNDING LTD	1	$25,000,000	0.1%
10.04	SYMPHONY CLO LTD	1	$23,005,866	0.1%
10.05	CARLYLE GLOBAL MARKET STRATEGI	1	$20,360,651	0.1%
10.06	LINEAGE TREASURY EUROPE B.V.	2	$19,237,365	0.1%
10.07	MARATHON CLO LTD	1	$19,000,000	0.1%
10.08	TRANSURBAN QUEENSLAND	2	$19,000,000	0.1%
10.09	SIEMENS FINANCIERINGSMAT	1	$18,942,931	0.1%
10.10	WIND RIVER CLO LTD	1	$18,750,000	0.1%

285.1

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$		%
11.03	Canadian-currency-denominated investments	$		%
11.04	Canadian-denominated insurance liabilities	$		%
11.05	Unhedged Canadian currency exposure	$		%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		%
Largest three investments with contractual sales restrictions:
12.03		$		%
12.04		$		%
12.05		$		%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
	Issuer
13.02	CUNA MUTUAL INVESTMENT CORPORATION	$1,241,582,004	7.4%
13.03	MCA FUNDS HOLDING LLC	$1,024,550,022	6.1%
13.04	AMERICAN MEMORIAL LIFE INSURANCE CO	$467,142,728	2.8%
13.05	MCA FUND III HOLDING LLC	$326,724,174	2.0%
13.06	MCA FUND II HOLDING LLC	$212,837,266	1.3%
13.07	UNION SECURITY INSURANCE CO	$209,431,800	1.3%
13.08	MCA FUND I HOLDING LLC	$99,682,198	0.6%
13.09	FEDERAL HOME LN BK DES MOINES	$47,600,000	0.3%
13.10	OWL ROCK CAPITAL CORP	$22,722,439	0.1%
13.11	CMG LIMITED (TAMILNAD	$6,307,140	%

285.2

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$		%
Largest three investments held in nonaffiliated, privately placed equities:
14.03		$		%
14.04		$		%
14.05		$		%

Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06		$	$	$
14.07		$	$	$
14.08		$	$	$
14.09		$	$	$
14.10		$	$	$
14.11		$	$	$
14.12		$	$	$
14.13		$	$	$
14.14		$	$	$
14.15		$	$	$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$		%
Largest three investments in general partnership interests:
15.03		$		%
15.04		$		%
15.05		$		%

285.3

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	COMMERCIAL	$30,000,000	0.2%
16.03	COMMERCIAL	$30,000,000	0.2%
16.04	COMMERCIAL	$29,693,361	0.2%
16.05	COMMERCIAL	$29,000,000	0.2%
16.06	COMMERCIAL	$27,000,000	0.2%
16.07	COMMERCIAL	$26,362,431	0.2%
16.08	COMMERCIAL	$25,500,000	0.2%
16.09	COMMERCIAL	$25,000,000	0.1%
16.10	COMMERCIAL	$21,679,198	0.1%
16.11	COMMERCIAL	$21,610,000	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction loans	$	%
16.13	Mortgage loans over 90 days past due	$	%
16.14	Mortgage loans in the process of foreclosure	$	%
16.15	Mortgage loans foreclosed	$	%
16.16	Restructured mortgage loans	$	%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential			Commercial			Agricultural
Loan to Value		1	2		3		4	5	6
17.01	above 95%	$		%	$		%	$		%
17.02	91 to 95%	$		%	$		%	$		%
17.03	81 to 90%	$		%		$30,837,692	0.2%	$		%
17.04	71 to 80%	$		%		$116,248,341	0.7%	$		%
17.05	below 70%	$		%		$1,813,572,122	10.9%	$		%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

Description
	1	2	3
18.02		$		%
18.03		$		%
18.04		$		%
18.05		$		%
18.06		$		%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		%
Largest three investments held in mezzanine real estate loans:
19.03		$		%
19.04		$		%
19.05		$		%

285.4

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
					1st Quarter		2nd Quarter		3rd Quarter
		1		2	3		4		5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)		$480,145,199	2.9%		$433,797,874		$472,972,552		$475,956,790
20.02	Repurchase agreements	$		%	$		$		$
20.03	Reverse repurchase agreements		$398,300,029	2.4%		$348,491,435		$398,272,855		$400,053,982
20.04	Dollar repurchase agreements	$		%	$		$		$
20.05	Dollar reverse repurchase agreements	$		%	$		$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned			Written
		1	2		3	4
21.01	Hedging	$		%	$		%
21.02	Income generation	$		%	$		%
21.03	Other	$		%	$		%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End				At End of Each Quarter
						1st Quarter	2nd Quarter	3rd Quarter
		1		2		3	4	5
22.01	Hedging		$6,350,238		%	$4,076,309	$4,741,705	$4,902,928
22.02	Income generation	$			%	$	$	$
22.03	Replications	$			%	$	$	$
22.04	Other	$			%	$	$	$

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End				At End of Each Quarter
						1st Quarter	2nd Quarter	3rd Quarter
		1		2		3	4	5
23.01	Hedging		$270,600		%	$	$	$275,000
23.02	Income generation	$			%	$	$	$
23.03	Replications	$			%	$	$	$
23.04	Other	$			%	$	$	$

285.5

CMFG LIFE INSURANCE COMPANY
Reinsurance Contract Interrogatories
Year Ended December 31, 2021

1.	CMFG Life has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.	CMFG Life has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.	CMFG Life cedes an 80% quota share of certain fixed annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

CMFG Life Insurance Company and

Policyholders of CMFG Variable Life Insurance Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of CMFG Variable Life Insurance Account (the “Account”) listed in Appendix A, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A, and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of all securities owned as of December 31, 2021, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

February 24, 2022

We have served as the auditor of CMFG Variable Life Insurance Account since 2004.

Appendix A

CMFG Variable Life Insurance Account

Subaccounts	Statements of Assets and Liabilities as of	Statements of Operations for the	Statements of Changes in Net Assets for the	Financial Highlights for the
Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series High Income Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

CMFG Variable Life Insurance Account
Statements of Assets and Liabilities

As of December 31, 2021

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	MFS® Strategic Income Portfolio, Initial Class, Subaccount	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount
Assets
Investments in mutual funds at fair value	$9,264	$199,429	$7,194	$6,420,787
Total assets	9,264	199,429	7,194	6,420,787
Liabilities	-	-	-	-
Net assets	$9,264	$199,429	$7,194	$6,420,787

Net assets
Net assets: type 1	$-	$199,280	$-	$6,340,041
Net assets: type 2	9,264	149	7,194	80,746
Total net assets	$9,264	$199,429	$7,194	$6,420,787
Number of shares outstanding	868	20,329	1,617	401,049
Net asset value per share	$10.67	$9.81	$4.45	$16.01
Cost of mutual fund shares	$6,607	$202,779	$8,584	$5,820,426

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount
Assets
Investments in mutual funds at fair value	$1,400,534	$4,863,389	$196,745	$60,281,873
Total assets	1,400,534	4,863,389	196,745	60,281,873
Liabilities	-	-	-	-
Net assets	$1,400,534	$4,863,389	$196,745	$60,281,873

Net assets
Net assets: type 1	$-	$3,065,328	$-	$51,586,873
Net assets: type 2	1,400,534	1,798,061	196,745	8,695,000
Total net assets	$1,400,534	$4,863,389	$196,745	$60,281,873
Number of shares outstanding	154,167	499,091	18,927	3,068,326
Net asset value per share	$9.08	$9.74	$10.40	$19.65
Cost of mutual fund shares	$1,440,538	$5,083,590	$192,118	$55,339,648

See accompanying notes to financial statements

1

CMFG Variable Life Insurance Account

Statements of Assets and Liabilities (continued)

As of December 31, 2021

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount
Assets
Investments in mutual funds at fair value	$866,165	$2,673,905	$58,273,366	$74,700,316
Total assets	866,165	2,673,905	58,273,366	74,700,316
Liabilities	-	-	-	-
Net assets	$866,165	$2,673,905	$58,273,366	$74,700,316

Net assets
Net assets: type 1	$-	$-	$45,768,379	$65,333,236
Net assets: type 2	866,165	2,673,905	12,504,987	9,367,080
Total net assets	$866,165	$2,673,905	$58,273,366	$74,700,316
Number of shares outstanding	105,322	230,778	2,488,103	2,732,812
Net asset value per share	$8.22	$11.59	$23.42	$27.33
Cost of mutual fund shares	$951,314	$2,559,792	$52,088,507	$71,567,136

	Ultra Series Mid Cap Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount
Assets
Investments in mutual funds at fair value	$28,855,098	$2,508,895	$1,489,524
Total assets	28,855,098	2,508,895	1,489,524
Liabilities	-	-	-
Net assets	$28,855,098	$2,508,895	$1,489,524

Net assets
Net assets: type 1	$14,887,122	$-	$555,634
Net assets: type 2	13,967,976	2,508,895	933,890
Total net assets	$28,855,098	$2,508,895	$1,489,524
Number of shares outstanding	1,443,347	243,774	1,489,524
Net asset value per share	$19.99	$10.29	$1.00
Cost of mutual fund shares	$24,191,072	$2,494,113	$1,489,524

See accompanying notes to financial statements

2

CMFG Variable Life Insurance Account

Statements of Operations

For the Year Ended December 31, 2021

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	MFS® Strategic Income Portfolio, Initial Class, Subaccount	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount
Investment income (loss)
Dividend income	$99	$6,485	$346	$39,075
Mortality and expense charges (note 3)	(107)	(1,889)	(68)	(61,652)
Net investment income (loss)	(8)	4,596	278	(22,577)
Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	1,363	362	(88)	104,607
Realized gain distributions	227	8,418	-	431,691
Net realized gain (loss) on investments	1,590	8,780	(88)	536,298
Net change in unrealized appreciation
(depreciation) on investments	(2,106)	(14,375)	(526)	(472,712)
Net increase (decrease) in net assets
resulting from operations	$(524)	$(999)	$(336)	$41,009

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount
Investment income (loss)
Dividend income	$37,555	$113,523	$3,865	$1,057,574
Mortality and expense charges (note 3)	(12,066)	(44,837)	(1,796)	(524,075)
Net investment income (loss)	25,489	68,686	2,069	533,499
Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(531)	(5,432)	601	619,380
Realized gain distributions	45,226	75,829	1,781	6,351,504
Net realized gain (loss) on investments	44,695	70,397	2,382	6,970,884
Net change in unrealized appreciation
(depreciation) on investments	46,056	(266,607)	775	63,898
Net increase (decrease) in net assets
resulting from operations	$116,240	$(127,524)	$5,226	$7,568,281

See accompanying notes to financial statements

3

CMFG Variable Life Insurance Account

Statements of Operations (continued)

For the Year Ended December 31, 2021

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount
Investment income (loss)
Dividend income	$36,947	$25,307	$190,203	$1,287,327
Mortality and expense charges (note 3)	(7,813)	(24,194)	(487,719)	(633,263)
Net investment income (loss)	29,134	1,113	(297,516)	654,064
Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(5,279)	17,857	378,103	(96,974)
Realized gain distributions	-	166,414	5,450,141	1,902,099
Net realized gain (loss) on investments	(5,279)	184,271	5,828,244	1,805,125
Net change in unrealized appreciation
(depreciation) on investments	4,319	(244,988)	5,158,731	11,012,750
Net increase (decrease) in net assets
resulting from operations	$28,174	$(59,604)	$10,689,459	$13,471,939

	Ultra Series Mid Cap Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount
Investment income (loss)
Dividend income	$-	$59,714	$146
Mortality and expense charges (note 3)	(237,407)	(22,217)	(13,204)
Net investment income (loss)	(237,407)	37,497	(13,058)
Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	302,550	4,322	-
Realized gain distributions	3,395,091	65,369	95
Net realized gain (loss) on investments	3,697,641	69,691	95
Net change in unrealized appreciation
(depreciation) on investments	2,496,622	46,256	-
Net increase (decrease) in net assets
resulting from operations	$5,956,856	$153,444	$(12,963)

See accompanying notes to financial statements

4

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets

For the Years Ended December 31,

	Templeton Developing Markets VIP Fund, Class 2, Subaccount		MFS® Strategic Income Portfolio, Initial Class, Subaccount
	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(8)	$355	$4,596	$6,191
Net realized gain (loss) on investments	1,590	390	8,780	355
Net change in unrealized appreciation
(depreciation) on investments	(2,106)	1,084	(14,375)	10,961
Net increase (decrease) in net assets
resulting from operations	(524)	1,829	(999)	17,507
Contract transactions
Payments received from contract owners	-	-	-	-
Transfers between subaccounts (including
fixed accounts), net	(8)	(18)	22	26
Payment for contract benefits and terminations	(3,210)	-	(4,585)	(2,659)
Contract charges and fees	(318)	(326)	(15,433)	(17,731)
Net increase (decrease) in net assets from
contract transactions	(3,536)	(344)	(19,996)	(20,364)
Total increase (decrease) in net assets	(4,060)	1,485	(20,995)	(2,857)
Net assets
Beginning of period	13,324	11,839	220,424	223,281
End of period	$9,264	$13,324	$199,429	$220,424

	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount		T. Rowe Price International Stock Portfolio, Subaccount
	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$278	$381	$(22,577)	$(19,815)
Net realized gain (loss) on investments	(88)	(75)	536,298	310,379
Net change in unrealized appreciation
(depreciation) on investments	(526)	(137)	(472,712)	501,561
Net increase (decrease) in net assets
resulting from operations	(336)	169	41,009	792,125
Contract transactions
Payments received from contract owners	-	-	334,952	350,447
Transfers between subaccounts (including
fixed accounts), net	5	7	(13,248)	(150,613)
Payment for contract benefits and terminations	(281)	(43)	(326,772)	(320,690)
Contract charges and fees	(282)	(345)	(355,694)	(374,449)
Net increase (decrease) in net assets from
contract transactions	(558)	(381)	(360,762)	(495,305)
Total increase (decrease) in net assets	(894)	(212)	(319,753)	296,820
Net assets
Beginning of period	8,088	8,300	6,740,540	6,443,720
End of period	$7,194	$8,088	$6,420,787	$6,740,540

See accompanying notes to financial statements

5

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount
	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$25,489	$5,846	$68,686	$88,770
Net realized gain (loss) on investments	44,695	139,174	70,397	106,590
Net change in unrealized appreciation
(depreciation) on investments	46,056	(37,558)	(266,607)	216,947
Net increase (decrease) in net assets
resulting from operations	116,240	107,462	(127,524)	412,307
Contract transactions
Payments received from contract owners	69,756	67,987	272,613	275,294
Transfers between subaccounts (including
fixed accounts), net	5,296	1,322	125,754	(103,835)
Payment for contract benefits and terminations	(9,947)	(47,471)	(292,474)	(491,861)
Contract charges and fees	(27,251)	(25,482)	(306,357)	(320,008)
Net increase (decrease) in net assets from
contract transactions	37,854	(3,644)	(200,464)	(640,410)
Total increase (decrease) in net assets	154,094	103,818	(327,988)	(228,103)
Net assets
Beginning of period	1,246,440	1,142,622	5,191,377	5,419,480
End of period	$1,400,534	$1,246,440	$4,863,389	$5,191,377

	Ultra Series Conservative Allocation Fund, Class I, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount
	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$2,069	$2,262	$533,499	$675,158
Net realized gain (loss) on investments	2,382	11,997	6,970,884	2,044,106
Net change in unrealized appreciation
(depreciation) on investments	775	2,875	63,898	750,785
Net increase (decrease) in net assets
resulting from operations	5,226	17,134	7,568,281	3,470,049
Contract transactions
Payments received from contract owners	4,962	4,943	2,312,352	2,362,918
Transfers between subaccounts (including
fixed accounts), net	167	18,208	107,781	(131,166)
Payment for contract benefits and terminations	(431)	(39,938)	(3,315,259)	(2,691,177)
Contract charges and fees	(16,687)	(15,510)	(2,830,130)	(3,019,941)
Net increase (decrease) in net assets from
contract transactions	(11,989)	(32,297)	(3,725,256)	(3,479,366)
Total increase (decrease) in net assets	(6,763)	(15,163)	3,843,025	(9,317)
Net assets
Beginning of period	203,508	218,671	56,438,848	56,448,165
End of period	$196,745	$203,508	$60,281,873	$56,438,848

See accompanying notes to financial statements

6

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series High Income Fund, Class I, Subaccount		Ultra Series International Stock Fund, Class I, Subaccount
	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$29,134	$34,181	$1,113	$2,746
Net realized gain (loss) on investments	(5,279)	(11,140)	184,271	444
Net change in unrealized appreciation
(depreciation) on investments	4,319	16,509	(244,988)	185,212
Net increase (decrease) in net assets
resulting from operations	28,174	39,550	(59,604)	188,402
Contract transactions
Payments received from contract owners	31,640	33,402	125,604	129,279
Transfers between subaccounts (including
fixed accounts), net	33,570	(17,101)	85,807	(25,305)
Payment for contract benefits and terminations	(56,022)	(30,481)	(108,594)	(82,209)
Contract charges and fees	(29,269)	(32,461)	(81,469)	(87,953)
Net increase (decrease) in net assets from
contract transactions	(20,081)	(46,641)	21,348	(66,188)
Total increase (decrease) in net assets	8,093	(7,091)	(38,256)	122,214
Net assets
Beginning of period	858,072	865,163	2,712,161	2,589,947
End of period	$866,165	$858,072	$2,673,905	$2,712,161

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class I, Subaccount
	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(297,516)	$(204,664)	$654,064	$494,547
Net realized gain (loss) on investments	5,828,244	3,616,594	1,805,125	(319,565)
Net change in unrealized appreciation
(depreciation) on investments	5,158,731	2,356,878	11,012,750	(4,167,714)
Net increase (decrease) in net assets
resulting from operations	10,689,459	5,768,808	13,471,939	(3,992,732)
Contract transactions
Payments received from contract owners	1,803,266	1,692,671	3,117,583	3,123,488
Transfers between subaccounts (including
fixed accounts), net	149,442	(1,163,722)	(143,221)	(865,873)
Payment for contract benefits and terminations	(2,348,090)	(1,943,809)	(3,771,770)	(3,697,471)
Contract charges and fees	(1,876,282)	(1,922,353)	(3,489,888)	(3,667,842)
Net increase (decrease) in net assets from
contract transactions	(2,271,664)	(3,337,213)	(4,287,296)	(5,107,698)
Total increase (decrease) in net assets	8,417,795	2,431,595	9,184,643	(9,100,430)
Net assets
Beginning of period	49,855,571	47,423,976	65,515,673	74,616,103
End of period	$58,273,366	$49,855,571	$74,700,316	$65,515,673

See accompanying notes to financial statements

7

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Mid Cap Fund, Class I, Subaccount		Ultra Series Moderate Allocation Fund, Class I, Subaccount
	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(237,407)	$(194,903)	$37,497	$15,655
Net realized gain (loss) on investments	3,697,641	2,649,012	69,691	236,406
Net change in unrealized appreciation
(depreciation) on investments	2,496,622	(576,973)	46,256	(48,952)
Net increase (decrease) in net assets
resulting from operations	5,956,856	1,877,136	153,444	203,109
Contract transactions
Payments received from contract owners	863,691	871,088	96,903	92,270
Transfers between subaccounts (including
fixed accounts), net	(357,078)	(254,687)	30,145	46,013
Payment for contract benefits and terminations	(990,371)	(976,697)	(57,515)	(134,803)
Contract charges and fees	(891,105)	(904,317)	(89,641)	(89,111)
Net increase (decrease) in net assets from
contract transactions	(1,374,863)	(1,264,613)	(20,108)	(85,631)
Total increase (decrease) in net assets	4,581,993	612,523	133,336	117,478
Net assets
Beginning of period	24,273,105	23,660,582	2,375,559	2,258,081
End of period	$28,855,098	$24,273,105	$2,508,895	$2,375,559

	Vanguard VIF Money Market Portfolio, Subaccount
	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(13,058)	$(5,782)
Net realized gain (loss) on investments	95	-
Net change in unrealized appreciation
(depreciation) on investments	-	-
Net increase (decrease) in net assets
resulting from operations	(12,963)	(5,782)
Contract transactions
Payments received from contract owners	194,287	212,955
Transfers between subaccounts (including
fixed accounts), net	196,214	78,592
Payment for contract benefits and terminations	(194,061)	(146,081)
Contract charges and fees	(192,328)	(197,341)
Net increase (decrease) in net assets from
contract transactions	4,112	(51,875)
Total increase (decrease) in net assets	(8,851)	(57,657)
Net assets
Beginning of period	1,498,375	1,556,032
End of period	$1,489,524	$1,498,375

See accompanying notes to financial statements

8

CMFG Variable Life Insurance Account

Notes to Financial Statements

(1)	Organization

The CMFG Variable Life Insurance Account (“the Account”) was established as a separate account of CMFG Life Insurance Company (“the Company”). The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), as amended.

The Account was established to receive and invest net premiums paid by the policyholders to the Company under two flexible premium variable life insurance contract types issued by the Company: MEMBERS® Variable Universal Life and UltraVers ALL-LifeSM (type 1) and MEMBERS® Variable Universal Life II (type 2) (“contracts”).

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end investment management company registered with the SEC.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets VIP Fund (1)

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio

Invesco Variable Insurance Funds

Invesco V.I. Global Strategic Income Fund(1)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

(1) This subaccount is only available in the MEMBERS® Variable

Universal Life II (type 2) product.

Ultra Series Fund

Aggressive Allocation Fund (1)

Core Bond Fund

Conservative Allocation Fund (1)

Diversified Income Fund

High Income Fund (1)

International Stock Fund (1)

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Fund

Moderate Allocation Fund (1)

Vanguard Variable Insurance Fund

  Vanguard VIF Money Market Portfolio

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

In March 2020, the World Health Organization declared a worldwide pandemic regarding the outbreak of a novel coronavirus disease (“COVID-19”). The pandemic has affected the states where the Company operates, causing economic effects including temporary closures of businesses and reduced consumer activity in 2020. Because of the size, breadth and length of the pandemic, all of the direct and indirect consequences of COVID-19 are not yet known and may not emerge for some time. The COVID-19 pandemic has created a higher risk of mortality, negatively impacted the U.S. and global economy, and created significant volatility and disruption in capital markets in 2020. As a result, the Company’s ability to sell products through its regular channels and the demand for its products and services could be impacted. The extent to which the COVID-19 pandemic could continue to impact the Company’s business, results of operations, or financial condition will depend on continued future developments which are highly uncertain and cannot be predicted. To date, the Company has not experienced any material impacts to its financial position or results of operations and related cash flows.

(2)	Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

9

CMFG Variable Life Insurance Account

Notes to Financial Statements

(2)	Significant Accounting Policies (continued)

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contract owner’s account. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

(3)	Fees and Charges

Contract Charges

In addition to charges for premium taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each contract and are included in contract charges and fees in the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Administrative Fee: The Company has primary responsibility for the administration of the Account and the contracts issued. As reimbursement for these expenses, the Company may assess each contract a monthly administrative fee which is processed through redemption of units. This fee on an annual basis is $0.45 per $1,000 of the amount specified in the contract for the first ten contract years. This fee is not assessed after ten contract years.

Surrender Charges: For the type 1 product, the sales and administrative expenses are incurred when a contract is issued and are deferred (deferred charges) until the contract is surrendered. Such charges are not collected at all if the contract is held for nine years, or if the insured dies during the first ten years.

For the type 2 product, in the event a contract owner surrenders a contract prior to nine years, the contract owner is assessed and the Company records a contractual surrender charge to compensate the Company for certain sales and administrative expenses. There are no surrender charges assessed after nine years.

All outstanding contracts are past the nine year surrender charge period.

Cost of Insurance and Additional Benefits Provided: The Company is responsible for providing the insurance benefits stated in the contract. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option selected by the contract owner, the benefit amount specified in the contract, and the cash value, all as described in the Account’s prospectus. Several riders are available on the contracts that provide additional benefits, including children’s insurance, guaranteed insurability, accidental death benefit, other insured term rider, and disability waiver of deductions or premium which can also impact the cost of insurance.

10

CMFG Variable Life Insurance Account

Notes to Financial Statements

(3)	Fees and Charges (continued)

Account Charges

Mortality and Expense Risk Charge: The Company deducts a daily mortality and expense risk charge from the assets of the Subaccount to compensate it for assuming certain mortality and expense risks at an annual rate of 0.90%. These charges are included in mortality and expense charges in the accompanying Statements of Operations of the applicable subaccount.

(4)	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

11

CMFG Variable Life Insurance Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2021. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2021 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$9,264
MFS® Strategic Income Portfolio, Initial Class, Subaccount	199,429
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	7,194
T. Rowe Price International Stock Portfolio, Subaccount	6,420,787
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,400,534
Ultra Series Core Bond Fund, Class I, Subaccount	4,863,389
Ultra Series Conservative Allocation Fund, Class I, Subaccount	196,745
Ultra Series Diversified Income Fund, Class I, Subaccount	60,281,873
Ultra Series High Income Fund, Class I, Subaccount	866,165
Ultra Series International Stock Fund, Class I, Subaccount	2,673,905
Ultra Series Large Cap Growth Fund, Class I, Subaccount	58,273,366
Ultra Series Large Cap Value Fund, Class I, Subaccount	74,700,316
Ultra Series Mid Cap Fund, Class I, Subaccount	28,855,098
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,508,895
Vanguard VIF Money Market Portfolio, Subaccount	1,489,524

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2020. All of the Account’s assets consist ofLevel2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2020 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$13,324
MFS® Strategic Income Portfolio, Initial Class, Subaccount	220,424
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	8,088
T. Rowe Price International Stock Portfolio, Subaccount	6,740,540
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,246,440
Ultra Series Core Bond Fund, Class I, Subaccount	5,191,377
Ultra Series Conservative Allocation Fund, Class I, Subaccount	203,508
Ultra Series Diversified Income Fund, Class I, Subaccount	56,438,848
Ultra Series High Income Fund, Class I, Subaccount	858,072
Ultra Series International Stock Fund, Class I, Subaccount	2,712,161
Ultra Series Large Cap Growth Fund, Class I, Subaccount	49,855,571
Ultra Series Large Cap Value Fund, Class I, Subaccount	65,515,673
Ultra Series Mid Cap Fund, Class I, Subaccount	24,273,105
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,375,559
Vanguard VIF Money Market Portfolio, Subaccount	1,498,375

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2021 and 2020.

12

CMFG Variable Life Insurance Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2021. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2021 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$9,264
MFS® Strategic Income Portfolio, Initial Class, Subaccount	199,429
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	7,194
T. Rowe Price International Stock Portfolio, Subaccount	6,420,787
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,400,534
Ultra Series Core Bond Fund, Class I, Subaccount	4,863,389
Ultra Series Conservative Allocation Fund, Class I, Subaccount	196,745
Ultra Series Diversified Income Fund, Class I, Subaccount	60,281,873
Ultra Series High Income Fund, Class I, Subaccount	866,165
Ultra Series International Stock Fund, Class I, Subaccount	2,673,905
Ultra Series Large Cap Growth Fund, Class I, Subaccount	58,273,366
Ultra Series Large Cap Value Fund, Class I, Subaccount	74,700,316
Ultra Series Mid Cap Fund, Class I, Subaccount	28,855,098
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,508,895
Vanguard VIF Money Market Portfolio, Subaccount	1,489,524

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2020. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2020 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$13,324
MFS® Strategic Income Portfolio, Initial Class, Subaccount	220,424
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	8,088
T. Rowe Price International Stock Portfolio, Subaccount	6,740,540
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,246,440
Ultra Series Core Bond Fund, Class I, Subaccount	5,191,377
Ultra Series Conservative Allocation Fund, Class I, Subaccount	203,508
Ultra Series Diversified Income Fund, Class I, Subaccount	56,438,848
Ultra Series High Income Fund, Class I, Subaccount	858,072
Ultra Series International Stock Fund, Class I, Subaccount	2,712,161
Ultra Series Large Cap Growth Fund, Class I, Subaccount	49,855,571
Ultra Series Large Cap Value Fund, Class I, Subaccount	65,515,673
Ultra Series Mid Cap Fund, Class I, Subaccount	24,273,105
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,375,559
Vanguard VIF Money Market Portfolio, Subaccount	1,498,375

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2021 and 2020.

12

CMFG Variable Life Insurance Account

Notes to Financial Statements

(5)	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2021 are as follows:

	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$326	$3,642
MFS® Strategic Income Portfolio, Initial Class, Subaccount	14,959	21,941
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	370	650
T. Rowe Price International Stock Portfolio, Subaccount	591,895	543,543
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	140,210	31,640
Ultra Series Core Bond Fund, Class I, Subaccount	376,548	432,497
Ultra Series Conservative Allocation Fund, Class I, Subaccount	9,549	17,688
Ultra Series Diversified Income Fund, Class I, Subaccount	7,723,080	4,563,334
Ultra Series High Income Fund, Class I, Subaccount	78,122	69,069
Ultra Series International Stock Fund, Class I, Subaccount	320,809	131,933
Ultra Series Large Cap Growth Fund, Class I, Subaccount	6,301,860	3,420,899
Ultra Series Large Cap Value Fund, Class I, Subaccount	3,673,925	5,405,057
Ultra Series Mid Cap Fund, Class I, Subaccount	3,566,985	1,784,164
Ultra Series Moderate Allocation Fund, Class I, Subaccount	198,030	115,272
Vanguard VIF Money Market Portfolio, Subaccount	289,571	298,423

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2020 are as follows:

	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$742	$447
MFS® Strategic Income Portfolio, Initial Class, Subaccount	8,239	22,411
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	471	471
T. Rowe Price International Stock Portfolio, Subaccount	402,995	653,766
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	207,749	65,165
Ultra Series Core Bond Fund, Class I, Subaccount	372,611	830,957
Ultra Series Conservative Allocation Fund, Class I, Subaccount	40,282	60,620
Ultra Series Diversified Income Fund, Class I, Subaccount	3,520,014	4,446,795
Ultra Series High Income Fund, Class I, Subaccount	64,742	77,202
Ultra Series International Stock Fund, Class I, Subaccount	101,600	165,043
Ultra Series Large Cap Growth Fund, Class I, Subaccount	4,359,770	4,163,567
Ultra Series Large Cap Value Fund, Class I, Subaccount	2,490,846	6,237,425
Ultra Series Mid Cap Fund, Class I, Subaccount	2,808,284	1,695,219
Ultra Series Moderate Allocation Fund, Class I, Subaccount	373,818	215,115
Vanguard VIF Money Market Portfolio, Subaccount	205,333	262,989

13

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2021 and 2020 were as follows:

	Templeton Developing Markets VIP Fund, Class 2, Subaccount		MFS® Strategic Income Portfolio, Initial Class, Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2019	-	459	7,795	7
Units issued	-	-	-	-
Units redeemed	-	(15)	(695)	(1)
Units outstanding at December 31, 2020	-	444	7,100	6
Units issued	-	-	-	-
Units redeemed	-	(113)	(649)	-
Units outstanding at December 31, 2021	-	331	6,451	6

	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount		T. Rowe Price International Stock Portfolio, Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2019	-	1,634	227,138	4,947
Units issued	-	-	15,973	-
Units redeemed	-	(82)	(33,574)	(492)
Units outstanding at December 31, 2020	-	1,552	209,537	4,455
Units issued	-	-	13,019	-
Units redeemed	-	(110)	(23,622)	(269)
Units outstanding at December 31, 2021	-	1,442	198,934	4,186

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2019	-	72,639	66,573	101,326
Units issued	-	7,427	4,215	94,026
Units redeemed	-	(7,430)	(10,908)	(107,795)
Units outstanding at December 31, 2020	-	72,636	59,880	87,557
Units issued	-	6,885	3,886	94,906
Units redeemed	-	(4,866)	(8,415)	(92,380)
Units outstanding at December 31, 2021	-	74,655	55,351	90,083

^ This Subaccount is not available in this product type.

14

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series Conservative Allocation Fund, Class I, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2019	-	14,357	384,913	321,390
Units issued	-	1,518	21,318	70,946
Units redeemed	-	(3,541)	(45,011)	(95,644)
Units outstanding at December 31, 2020	-	12,334	361,220	296,692
Units issued	-	298	16,430	67,819
Units redeemed	-	(1,025)	(39,198)	(84,839)
Units outstanding at December 31, 2021	-	11,607	338,452	279,672

	Ultra Series High Income Fund, Class I, Subaccount		Ultra Series International Stock Fund, Class I, Subaccount
	Type 1 ^	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2019	-	37,551	-	92,563
Units issued	-	38,151	-	104,318
Units redeemed	-	(40,230)	-	(106,596)
Units outstanding at December 31, 2020	-	35,472	-	90,285
Units issued	-	37,566	-	102,320
Units redeemed	-	(38,336)	-	(101,594)
Units outstanding at December 31, 2021	-	34,702	-	91,011

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class I, Subaccount
	Type 1	Type 2	Type 1	Type 2
Units outstanding at December 31, 2019	457,369	372,204	378,185	411,354
Units issued	22,844	110,800	22,547	202,316
Units redeemed	(55,726)	(131,893)	(53,905)	(216,241)
Units outstanding at December 31, 2020	424,487	351,111	346,827	397,429
Units issued	21,929	98,952	17,288	183,370
Units redeemed	(39,731)	(111,541)	(38,831)	(200,023)
Units outstanding at December 31, 2021	406,685	338,522	325,284	380,776

^ This Subaccount is not available in this product type.

15

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount		Ultra Series Moderate Allocation Fund, Class I, Subaccount
	Type 1	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2019	264,339	205,952	-	142,917
Units issued	12,382	88,513	-	22,093
Units redeemed	(27,956)	(99,567)	-	(27,296)
Units outstanding at December 31, 2020	248,765	194,898	-	137,714
Units issued	9,791	76,794	-	16,239
Units redeemed	(20,590)	(88,313)	-	(17,303)
Units outstanding at December 31, 2021	237,966	183,379	-	136,650

	Vanguard VIF Money Market Portfolio, Subaccount
	Type 1	Type 2
Units outstanding at December 31, 2019	73,324	78,931
Units issued	23,980	26,018
Units redeemed	(25,710)	(29,210)
Units outstanding at December 31, 2020	71,594	75,739
Units issued	19,303	42,883
Units redeemed	(35,610)	(25,698)
Units outstanding at December 31, 2021	55,287	92,924

^ This Subaccount is not available in this product type.

16

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights

The table below provides financial highlights for each subaccount for the year ended December 31, 2021 and for the four preceding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period.

	Templeton Developing Markets VIP Fund, Class 2, Subaccount
	2021		2020		2019		2018		2017
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$29.98	-	$25.87	-	$20.56	-	$24.64	-	$17.71
Unit value - End of period	-	$27.99	-	$29.98	-	$25.87	-	$20.56	-	$24.64
Net assets at end of period (000’s)	-	$9	-	$13	-	$12	-	$10	-	$13
Units outstanding at end of period (000’s)	-	-	-	-	-	-	-	-	-	1
Total return (1)	-	-6.64%	-	15.89%	-	25.83%	-	-16.56%	-	39.13%
Investment income ratio (2)	-	0.74%	-	4.47%	-	0.99%	-	0.81%	-	0.98%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	MFS® Strategic Income Portfolio, Initial Class, Subaccount
	2021		2020		2019		2018		2017
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$31.02	$28.33	$28.65	$25.71	$25.88	$22.75	$26.65	$23.22	$25.32	$21.20
Unit value - End of period	$30.89	$24.83	$31.02	$28.33	$28.65	$25.71	$25.88	$22.75	$26.65	$23.22
Net assets at end of period (000’s)	$199	$-	$220	$-	$223	$-	$217	$-	$240	$-
Units outstanding at end of period (000’s)	6	-	7	-	8	-	8	-	9	-
Total return (1)	-0.42%	-12.34%	8.27%	10.20%	10.70%	13.03%	-2.89%	-2.03%	5.25%	9.54%
Investment income ratio (2)	3.04%	3.04%	3.75%	3.75%	3.51%	3.51%	3.87%	3.87%	4.62%	4.62%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%

	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount
	2021		2020		2019		2018		2017
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$5.21	-	$5.08	-	$4.61	-	$4.83	-	$4.60
Unit value - End of period	-	$4.99	-	$5.21	-	$5.08	-	$4.61	-	$4.83
Net assets at end of period (000’s)	-	$7	-	$8	-	$8	-	$8	-	$9
Units outstanding at end of period (000’s)	-	1	-	2	-	2	-	2	-	2
Total return (1)	-	-4.24%	-	2.56%	-	10.20%	-	-4.55%	-	5.00%
Investment income ratio (2)	-	4.47%	-	5.94%	-	3.75%	-	4.77%	-	2.29%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.00%	-	0.90%	-	0.90%

	T. Rowe Price International Stock Portfolio, Subaccount
	2021		2020		2019		2018		2017
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$31.76	$19.23	$27.95	$16.92	$22.13	$13.38	$26.01	$15.73	$20.53	$12.42
Unit value - End of period	$31.87	$19.29	$31.76	$19.23	$27.95	$16.92	$22.13	$13.38	$26.01	$15.73
Net assets at end of period (000’s)	$6,340	$81	$6,655	$86	$6,360	$84	$5,365	$75	$6,564	$96
Units outstanding at end of period (000’s)	199	4	210	4	227	5	242	6	252	6
Total return (1)	0.35%	0.31%	13.63%	13.65%	26.30%	26.46%	-14.92%	-14.94%	26.69%	26.65%
Investment income ratio (2)	0.56%	0.56%	0.60%	0.60%	2.39%	2.39%	1.27%	1.27%	1.10%	1.10%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

17

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$17.16	-	$15.70	-	$13.25	-	$14.25	-	$12.11
Unit value - End of period	-	$18.76	-	$17.16	-	$15.70	-	$13.25	-	$14.25
Net assets at end of period (000’s)	-	$1,401	-	$1,246	-	$1,143	-	$1,047	-	$1,148
Units outstanding at end of period (000’s)	-	75	-	73	-	73	-	79	-	81
Total return (1)	-	9.32%	-	9.30%	-	18.49%	-	-7.02%	-	17.67%
Investment income ratio (2)	-	2.87%	-	1.49%	-	1.64%	-	1.81%	-	1.70%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Core Bond Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$56.78	$20.46	$52.64	$18.96	$48.96	$17.65	$49.72	$17.92	$48.65	$17.54
Unit value - End of period	$55.38	$19.96	$56.78	$20.46	$52.64	$18.96	$48.96	$17.65	$49.72	$17.92
Net assets at end of period (000’s)	$3,065	$1,798	$3,400	$1,791	$3,500	$1,919	$3,621	$1,953	$4,002	$2,078
Units outstanding at end of period (000’s)	55	90	60	88	67	101	74	111	80	116
Total return (1)	-2.47%	-2.44%	7.86%	7.91%	7.52%	7.42%	-1.53%	-1.51%	2.20%	2.17%
Investment income ratio (2)	2.26%	2.26%	2.53%	2.53%	2.68%	2.68%	3.05%	3.05%	2.89%	2.89%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Conservative Allocation Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$16.50	-	$15.23	-	$13.62	-	$14.10	-	$12.92
Unit value - End of period	-	$16.95	-	$16.50	-	$15.23	-	$13.62	-	$14.10
Net assets at end of period (000’s)	-	$197	-	$204	-	$219	-	$145	-	$179
Units outstanding at end of period (000’s)	-	12	-	12	-	14	-	11	-	13
Total return (1)	-	2.73%	-	8.34%	-	11.82%	-	-3.40%	-	9.13%
Investment income ratio (2)	-	1.92%	-	2.00%	-	1.98%	-	2.32%	-	1.37%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Diversified Income Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$133.83	$27.29	$125.13	$25.52	$105.66	$21.55	$107.45	$21.93	$95.68	$19.53
Unit value - End of period	$152.42	$31.09	$133.83	$27.29	$125.13	$25.52	$105.66	$21.55	$107.45	$21.93
Net assets at end of period (000’s)	$51,587	$8,695	$48,342	$8,097	$48,233	$8,215	$43,352	$7,407	$47,776	$8,031
Units outstanding at end of period (000’s)	338	280	361	297	385	321	410	344	445	366
Total return (1)	13.89%	13.92%	6.95%	6.94%	18.43%	18.42%	-1.67%	-1.73%	12.30%	12.29%
Investment income ratio (2)	1.84%	1.84%	2.22%	2.22%	2.01%	2.01%	2.34%	2.34%	2.23%	2.23%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

18

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Ultra Series High Income Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$24.19	-	$23.03	-	$21.40	-	$22.31	-	$21.16
Unit value - End of period	-	$24.96	-	$24.19	-	$23.03	-	$21.40	-	$22.31
Net assets at end of period (000’s)	-	$866	-	$858	-	$865	-	$867	-	$1,003
Units outstanding at end of period (000’s)	-	35	-	35	-	38	-	40	-	45
Total return (1)	-	3.18%	-	5.04%	-	7.62%	-	-4.08%	-	5.43%
Investment income ratio (2)	-	4.26%	-	5.07%	-	4.97%	-	5.03%	-	4.73%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.00%	-	0.90%	-	0.90%

	Ultra Series International Stock Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$30.04	-	$27.87	-	$23.36	-	$27.30	-	$22.47
Unit value - End of period	-	$29.38	-	$30.04	-	$27.87	-	$23.36	-	$27.30
Net assets at end of period (000’s)	-	$2,674	-	$2,712	-	$2,590	-	$2,233	-	$2,722
Units outstanding at end of period (000’s)	-	91	-	90	-	93	-	96	-	100
Total return (1)	-	-2.20%	-	7.79%	-	19.31%	-	-14.43%	-	21.50%
Investment income ratio (2)	-	0.94%	-	1.07%	-	1.79%	-	1.55%	-	1.29%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Large Cap Growth Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$92.37	$30.32	$81.67	$26.80	$62.97	$20.66	$63.72	$20.92	$52.56	$17.26
Unit value - End of period	$112.54	$36.94	$92.37	$30.32	$81.67	$26.80	$62.97	$20.66	$63.72	$20.92
Net assets at end of period (000’s)	$45,768	$12,505	$39,210	$10,646	$37,427	$9,997	$30,779	$8,115	$32,838	$8,893
Units outstanding at end of period (000’s)	407	339	424	351	457	372	489	393	515	425
Total return (1)	21.84%	21.83%	13.10%	13.13%	29.70%	29.72%	-1.18%	-1.24%	21.23%	21.21%
Investment income ratio (2)	0.36%	0.36%	0.47%	0.47%	0.59%	0.59%	0.70%	0.70%	0.78%	0.78%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Large Cap Value Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$165.65	$20.29	$173.63	$21.27	$140.62	$17.23	$162.33	$19.91	$140.93	$17.29
Unit value - End of period	$200.85	$24.60	$165.65	$20.29	$173.63	$21.27	$140.62	$17.23	$162.33	$19.91
Net assets at end of period (000’s)	$65,333	$9,367	$57,452	$8,064	$65,842	$8,774	$56,209	$7,500	$68,696	$9,277
Units outstanding at end of period (000’s)	325	381	347	397	378	411	400	435	423	466
Total return (1)	21.25%	21.24%	-4.60%	-4.61%	23.47%	23.45%	-13.37%	-13.46%	15.18%	15.15%
Investment income ratio (2)	1.88%	1.88%	1.69%	1.69%	1.44%	1.44%	1.50%	1.50%	2.39%	2.39%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

19

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$49.94	$60.80	$45.83	$55.78	$34.54	$42.04	$35.38	$43.09	$30.85	$37.56
Unit value - End of period	$62.56	$76.17	$49.94	$60.80	$45.83	$55.78	$34.54	$42.04	$35.38	$43.09
Net assets at end of period (000’s)	$14,887	$13,968	$12,423	$11,850	$12,144	$11,517	$9,965	$9,302	$10,863	$10,284
Units outstanding at end of period (000’s)	238	183	249	195	264	206	289	221	307	239
Total return (1)	25.27%	25.28%	8.97%	9.00%	32.69%	32.68%	-2.37%	-2.44%	14.68%	14.72%
Investment income ratio (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Moderate Allocation Fund, Class I, Subaccount
	2021		2020		2019		2018		2017
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$17.25	-	$15.79	-	$13.69	-	$14.45	-	$12.72
Unit value - End of period	-	$18.36	-	$17.25	-	$15.79	-	$13.69	-	$14.45
Net assets at end of period (000’s)	-	$2,509	-	$2,376	-	$2,258	-	$2,004	-	$2,186
Units outstanding at end of period (000’s)	-	137	-	138	-	143	-	146	-	151
Total return (1)	-	6.43%	-	9.25%	-	15.34%	-	-5.26%	-	13.60%
Investment income ratio (2)	-	2.45%	-	1.66%	-	2.24%	-	1.09%	-	2.06%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Vanguard VIF Money Market Portfolio, Subaccount
	2021		2020		2019		2018		2017
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$10.17	$10.17	$10.22	$10.22	$10.10	$10.10	$10.00	$10.00	$10.00	$10.00
Unit value - End of period	$10.05	$10.05	$10.17	$10.17	$10.22	$10.22	$10.10	$10.10	$10.00	$10.00
Net assets at end of period (000’s)	$556	$934	$728	$770	$749	$807	1,046	839	914	1,250
Units outstanding at end of period (000’s)	55	93	72	76	73	79	104	83	91	125
Total return (1)	-1.18%	-1.18%	-0.49%	-0.49%	1.19%	1.19%	-	-	-	-
Investment income ratio (2)	0.01%	0.01%	0.52%	0.52%	2.25%	2.25%	1.87%	1.87%	1.00%	1.00%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

(1) The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2) The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) The Expense Ratio represents the annualized contract expenses of the respective contract of the subaccount, consisting of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(8)	Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

20

Appendix A – First Year Surrender Charges per 1,000 of Specified Amount

ISSUE AGE	MALE COMPOSITE	FEMALE COMPOSITE
0	0.95	0.87
1	1.07	0.99
2	1.19	1.11
3	1.30	1.22
4	1.42	1.34
5	1.54	1.46
6	1.70	1.59
7	1.88	1.72
8	2.06	1.85
9	2.24	1.98
10	2.39	2.11
11	2.51	2.23
12	2.62	2.35
13	2.71	2.46
14	2.80	2.57
15	2.88	2.67

ISSUE AGE	MALE		FEMALE
	NON TOBACCO	TOBACCO	NON TOBACCO	TOBACCO
16	2.94	2.94	2.74	2.74
17	2.99	2.99	2.80	2.80
18	3.03	3.03	2.85	2.85
19	3.10	3.10	2.92	2.92
20	3.21	3.24	3.03	3.05
21	3.37	3.49	3.18	3.28
22	3.56	3.74	3.37	3.51
23	3.78	4.00	3.57	3.75
24	4.03	4.25	3.79	3.98
25	4.29	4.50	4.02	4.21
26	4.57	4.79	4.26	4.51
27	4.88	5.11	4.51	4.85
28	5.21	5.45	4.77	5.22
29	5.55	5.82	5.05	5.59
30	5.89	6.18	5.33	5.95
31	6.23	6.54	5.63	6.31
32	6.59	6.91	5.93	6.68
33	6.95	7.30	6.25	7.04
34	7.32	7.70	6.57	7.42
35	7.71	8.13	6.90	7.79

Note: Preferred and Standard Policies use the same Surrender Charge.

A-1

ISSUE AGE	MALE		FEMALE
	NON TOBACCO	TOBACCO	NON TOBACCO	TOBACCO
36	8.11	8.58	7.22	8.17
37	8.53	9.05	7.55	8.55
38	8.95	9.54	7.88	8.94
39	9.40	10.07	8.22	9.32
40	9.87	10.62	8.58	9.70
41	10.36	11.21	8.96	10.06
42	10.86	11.82	9.35	10.41
43	11.39	12.46	9.76	10.76
44	11.94	13.14	10.18	11.12
45	12.53	13.86	10.64	11.52
46	13.14	14.61	11.10	11.92
47	13.76	15.39	11.56	12.30
48	14.41	16.21	12.06	12.73
49	15.12	17.08	12.62	13.25
50	15.91	18.00	13.28	13.91
51	16.79	19.00	14.07	14.77
52	17.74	20.07	14.98	15.79
53	18.74	21.18	15.94	16.89
54	19.78	22.31	16.92	18.00
55	20.83	23.43	17.86	19.04
56	21.85	24.48	18.70	19.96
57	22.84	25.47	19.49	20.80
58	23.88	26.50	20.30	21.65
59	25.04	27.68	21.20	22.59
60	26.39	29.11	22.30	23.71
61	27.01	29.87	23.08	24.53
62	27.42	30.48	23.84	25.32
63	27.73	31.00	24.55	26.06
64	28.04	31.50	25.20	26.71
65	28.45	32.05	25.75	27.25
66	28.96	32.58	26.18	27.60
67	29.50	33.05	26.49	27.78
68	30.07	33.55	26.74	27.91
69	30.70	34.19	27.00	28.07
70	31.39	35.07	27.31	28.39
71	32.25	36.52	27.72	29.01
72	33.12	37.97	28.12	29.64
73	33.98	39.41	28.53	30.26
74	34.85	40.86	28.93	30.89
75	35.71	42.31	29.34	31.51

Note: Preferred and Standard Policies use the same Surrender Charge.

A-2

Appendix B – Death Benefit Percentage Factor

The death benefit percentage factor required by the Code for treatment of the Policy as a life insurance policy.

Attained Age	Death Benefit Percentage Factor
0-40	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75-90	1.05
91	1.04
92	1.03
93	1.02
94	1.01
95	1.00

B-1

PART C

OTHER INFORMATION

Item 30.	Exhibits

(a)	Board of Directors Resolutions.
(1)	Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Life Insurance Account (“Registrant”). Incorporated herein by reference to post-effective amendment number 4 on Form N-4 (File No. 333-148426) filed with the Commission November 24, 2008.

(2)	Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)	Certified resolution of the board of directors of CMFG Life Insurance Company approving the name change between CMFG Life Insurance Company and CUNA Mutual Insurance Society. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.
(1)	Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)	Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)	Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment number 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.
(4)	Amended and Restated Distribution and Servicing Agreement for Variable Universal Life Contracts between CMFG Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Universal Life contracts effective January 1, 2015. Incorporated herein by reference to post-effective amendment number 9 to the Form N-6 registration statement (File No. 333-148419) filed with the Commission on April 24, 2015.

(d)	Contracts.
(1)(A)	Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(B)	Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(C)	Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(D)	Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(E)	Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(F)	Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(G)	Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(H)	Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(I)	Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(J)	Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(K)	Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(L)	Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

(2)(A)	Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(B)	Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(C)	403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

(3)	State Variation List. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

(4)	CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(e)	Applications.
(1)	Application. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1)	Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)	Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)	Amended and Restated Articles of Incorporation of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(4)	Amended and Restated Bylaws of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(5)	Amended and Restated Articles of Incorporation of CMFG Life Insurance Company, effective January 28, 2016. Incorporated by reference to post-effective amendment number 21 (File No. 333-148426) filed with the Commission on April 25, 2017.

(6)	Amended and Restated Bylaws of CMFG Life Insurance Company, effective February 1, 2016. Incorporated by reference to post-effective amendment number 21 (File No. 333-148426) filed with the Commission on April 25, 2017.

(g)	Reinsurance Contracts.
(1)(A)	YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)	Amendment No. 1 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)	Amendment No. 2 to YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective May 1, 1985. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)	Amendment No. 3 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)	Amendment No. 4 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)	Amendment No. 5 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)	Amendment No. 6 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)	Amendment No. 7 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)	DAC Tax Amendment between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 30, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)	Amendment No. 8 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)	Amendment No. 9 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)	Amendment No. 10 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(2)(A)	Facultative YRT Self-Administered Reinsurance Agreement between Frankona America Life Reassurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1992. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 28, 2003.

(B)	Amendment No. 1 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(C)	Amendment No. 2 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)	Amendment No. 3 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 28, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)	Amendment No. 4 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)	Amendment No. 5 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)	Amendment No. 6 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)	Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)	Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(3)(A)	Reinsurance Agreement between General Reassurance Corporation, Financial Centre and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)	Special DAC Tax Amendment to the Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 26, 1994. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(M)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(N)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(O)	Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(4)(A)	Reinsurance Agreement between the Lincoln National Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)	Amendment No. 1 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)	Amendment No. 2 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)	Amendment No. 3 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)	Amendment No. 4 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)	Amendment No. 5 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)	Amendment No. 6 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective April 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)	Amendment No. 7 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)	Amendment No. 8 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)	Amendment No. 9 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 15, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)	Amendment No. 10 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)	Amendment No. 11 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(M)	Amendment No. 12 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective of March 1, 1987. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(N)	Amendment No. 13 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(O)	Amendment No. 14 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(P)	Amendment No. 15 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Q)	Amendment No. 16 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(R)	Amendment No. 17 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(S)	Amendment No. 18 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(T)	Amendment No. 19 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective June 29, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(U)	Amendment No. 20 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(V)	Amendment to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 31, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(W)	Amendment No. 21 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(X)	Amendment No. 22 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Y)	Amendment No. 23 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Z)	Amendment No. 24 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Z)(1)	Amended Reinsurance Agreement between Swiss Re Life & Health America, Inc. (f/k/a The Lincoln National Life Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(5)(A)	Facultative Agreement between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003

(B)	DAC Tax Amendment between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)	Amendment No. 1 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)	Amendment No. 2 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)	Amendment No. 3 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)	Amendment No. 4 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)	Amendment No. 5 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)	Amendment No. 6 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)	Amendment No. 7 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)	Amendment No. 8 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2002. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)	Amendment No. 9 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)	Amended Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

(6)(A)	Automatic and Facultative Coinsurance Reinsurance Agreement between RGA Reinsurance Company and CUNA Mutual Life Insurance Company, effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(7)(A)	Coinsurance Agreement between Security Life of Denver Insurance Company and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(8)(A)	Reinsurance Agreement between The Lincoln National Life Insurance Company, Swiss Re Life & Health America Inc. and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective November 30, 2005. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(9)(A)	Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)	Amendment to Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(C)	Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(10)(A)	Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)	Amendment 1 to Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 2, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)	Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(11)(A)	Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)	Amendment 1 to Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)	Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(h)	Participation Agreements.
(1)(A)	Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated April 22, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(B)	Amendment to Participation Agreement among T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(C)	Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

(D)	Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

(E)	Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)(A)	Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Company dated April 29, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(B)	Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(C)	Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(D)	Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

(E)	Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003

(F)	Amendment to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(G)	Amendment No. 6 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective July 1, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

(H)	Amendment No. 7 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective January 1, 2012. Incorporated by reference to post-effective amendment number 55 (File No. 333-148421) filed with the Commission on April 27, 2012.

(3)(A)	Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(B)	Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(C)	Amendment No. 2 to Participation Agreement Among OppenheimerFunds, Inc., Oppenheimer Variable Account Funds and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

(D)	Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(E)	Fourth Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(F)	Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(G)	Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(H)	Amendment 7 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective February 3, 2009. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(I)	Amendment 8 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective January 1, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(J)	Amendment 9 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CMFG Life Insurance Company effective June 20, 2012. Incorporated by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(4)(A)	Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(B)	Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post- effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(C)	Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(D)	Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(E)	Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(F)	Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

(G)	Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 31, 2012. Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(H)	Amendment No. 7 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 15, 2013. Filed herewith

(I)	Amendment No. 8 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated February 28, 2022. Filed herewith

(5)(A)	Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

(B)	Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

(C)	Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 (File No. 333-148426) filed with the Commission on February 4, 2010.

(D)	Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(E)	Amendment No. 4 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated April 1, 2015. Incorporated herein by reference to post-effective amendment number 21 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2017.

(F)	Amendment No. 5 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated May 1, 2016. Incorporated herein by reference to post-effective amendment number 21 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2017.

(G)	Amendment No. 6 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(6)(A)	Fund Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(B)	Amendment No. 1 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated August 31, 2005. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(C)	Amendment No. 2 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2006. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(D)	Amendment No. 3 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2008. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(E)	Amendment No. 4 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated June 12, 2012. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(F)	Amendment No. 5 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2015. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(i)	Administrative Contracts.
(1)(A)	Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(B)	Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(2)	Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(3)(A)	Letter Agreement between CUNA Mutual Life Insurance Company and T. Rowe Price Associates, Inc. dated September 16, 2002. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(B)	Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(4)	Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

(j)	Other Material Contracts.
(1)(A)	Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

(B)	Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)(A)	Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

(3)	Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(4)(A)	Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(B)	Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Mutual Insurance Society, effective January 31, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(5)	Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(k)	Legal Opinion.
(1)	Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-6 registration statement (File No. 333-148419) filed with the Commission on April 25, 2008.

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable

(n)	Other Opinions.
(1)	Consent of Independent Registered Public Accounting Firm(filed herewith)
(2)	Consent of Independent Auditor

(o)	Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.
(1)

Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated October, 2012. Incorporated herein by reference to post-effective amendment number 8 on Form N-6 (File No. 333-148419) filed with the Commission April 25, 2014.

(2)	Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CMFG Life Insurance Company dated October, 2020. Incorporated herein by reference to post-effective amendment number 16 on Form N-6 (File No. 333-148419) filed with the Commission April 14, 2021.

(r)	Form of Initial Summary Prospectus. Not applicable.

(s)	Powers of Attorney. (filed herewith)

Item 31.	Directors and Officers of CMFG Life Insurance Company

Name and Principal Business Address	Positions and Offices with Depositor

Michael F. Anderson 5910 Mineral Point Road Madison, WI 53705	Director and Chief Legal Officer

Paul D. Barbato 5910 Mineral Point Road Madison, WI 53705	Secretary and Vice President

Amy Cameron 5910 Mineral Point Road Madison, WI 53705	Director, Executive Vice President and Chief Investment Officer

David G. Brown 5910 Mineral Point Road Madison, WI 53705	Executive Vice President

Cedric Ellis 5910 Mineral Point Road Madison, WI 53705	Executive Vice President and Chief Enterprises Services Officer

Brian J. Borakove 5910 Mineral Point Road Madison, WI 53705	Treasurer and Senior Vice President Corporate Treasurer

Linda S. Nedelcoff 5910 Mineral Point Road Madison, WI 53705	Executive Vice President and Chief Strategy and Human Resources Officer

David Sweitzer 5910 Mineral Point Road Madison, WI 53705	Executive Vice President and Chief Experience Officer

Robert N. Trunzo 5910 Mineral Point Road Madison, WI 53705	Director, President and Chief Executive Officer

Laureen Winger 5910 Mineral Point Road Madison, WI 53705	Director, Executive Vice President and Chief Financial and Products Officer

Item 32.	Persons Controlled by or Under Common Control With the Depositor or Registrant.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Holding Company

Organizational Chart As Of February 28, 2022

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

TruStage Financial Group, Inc.

State of domiciled: Iowa

1.	CUNA Mutual Global Holdings, Inc. State of domicile: Iowa

2.	CMFG Ventures, LLC State of domicile: Iowa

3.	SafetyNet Insurance Agency, LLC State of domicile: Iowa

4.	CMFG Ventures Discovery Fund, LLC State of domicile: Iowa

5.	CMFG Life Insurance Company State of domicile: Iowa

CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:

	A.	CUNA Mutual Investment Corporation owns the following: State of domicile: Wisconsin

		1.	MEMBERS Life Insurance Company State of domicile: Iowa

		2.	CUMIS Insurance Society, Inc. owns the following: State of domicile: Iowa

			a.	CUMIS Specialty Insurance Company, Inc. State of domicile: Iowa

			b.	CUMIS Mortgage Reinsurance Company State of domicile: Wisconsin

	3.	CUNA Brokerage Services, Inc. State of domicile: Wisconsin

	4.	CUNA Mutual Insurance Agency, Inc. State of domicile: Wisconsin

	5.	CUMIS Vermont, Inc. State of domicile: Vermont

	6.	International Commons, Inc. State of domicile: Wisconsin

	7.	MEMBERS Capital Advisors, Inc. State of domicile: Iowa

		a.	MCA Fund I GP LLC State of domicile: Delaware

		b.	MCA Fund II GP LLC State of domicile: Delaware

		c.	MCA Fund III GP LLC State of domicile: Delaware

		d.	MCA Fund IV GP LLC State of domicile: Delaware

		e.	MCA Fund V GP LLC State of domicile: Delaware
		f.	MCA Fund VI LLC State of domicile: Delaware

	8.	CMG Student Lending Services, LLC State of domicile: Delaware

	9.	CPI Qualified Plan Consultants, Inc. State of domicile: Delaware

	10.	Five County Holdings, LLC State of domicile: Illinois

B.	6834 Hollywood Boulevard, LLC State of domicile: Delaware

C.	TruStage Insurance Agency, LLC State of domicile: Iowa

D.	CUNA Mutual Management Services, LLC State of domicile: Iowa

		1.	Compliance Systems, LLC State of domicile: Michigan

		2.	CUneXus Solutions, LLC State of domicile: Delaware

		3.	ForeverCar Holdings, Inc. State of domicile: Delaware

			a.	ForeverCar LLC State of domicile: Illinois

			b.	ForeverCar Consumer Credit LLC State of domicile: Illinois

	E.	MCA Fund I Holding LLC State of domicile: Delaware

	F.	MCA Funds Holding Company LLC State of domicile: Delaware

	G.	AdvantEdge Digital, LLC State of domicile: Iowa

	H.	MCA Fund II Holding LLC State of domicile: Delaware

	I.	MCA Fund III Holding LLC State of domicile: Delaware

	J.	American Memorial Life Insurance Company State of domicile: South Dakota

	K.	Union Security Insurance Company State of domicile: Kansas

	L.	Family Considerations, Inc. State of domicile: Georgia

	M.	Association of Personal Resource Planning, Inc. State of domicile: Virginia

	N.	Mt. Rushmore Road, LLC State of domicile: Delaware

6.	CUNA Mutual Holding Company either directly or indirectly, is the controlling company of the following:

	A.	CUNA Mutual International Finance, Ltd. State of domicile: Cayman Islands

	B.	CUNA Mutual International Holdings, Ltd. State of domicile: Cayman Islands

C.	TruStage Global Holdings, ULC State of domicile: Alberta, Canada

	1.	TruStage Life of Canada State of domicile: Toronto, Canada

		a.	Association for Personal Resource Planning of Canada State of domicile: Ontario, Canada

	2.	Family Side, Inc. State of domicile: Ontario, Canada

D.	CUNA Caribbean Holdings St. Lucia, Ltd. State of domicile: St. Lucia

	1.	CUNA Caribbean Insurance Jamaica Limited State of domicile: Jamaica

	2.	CUNA Caribbean Insurance OECS Limited State of domicile: St. Lucia

	3.	CUNA Mutual Insurance Society Dominicana, S.A. State of domicile: Dominican Republic

	4.	CUNA Caribbean Insurance Society Limited State of domicile: Trinidad and Tobago

Item 33.	Indemnification

Section 8 of the Amended and Restated Bylaws of CMFG Life Insurance Company and Article V of CMFG Life Insurance Company Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CMFG Life Insurance Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CMFG Life Insurance Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers’ or directors’ willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 34.	Principal Underwriter

(a)	CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CMFG Variable Annuity Account.

(b)	Officers and Directors of CUNA Brokerage Services, Inc.

Name and Principal Business Address	Positions and Office with Underwriter
Michael F. Anderson*	Director

Paul D. Barbato*	Secretary

Jenny Brock*	Treasurer

Katherine Castro*	Assistant Secretary

Paul J. Chong*	Director

Robert Comfort ***	President

Christopher Copeland*	Director

William A. Karls*	Director

John Landers**	Vice President and Chief Compliance Officer

David L. Sweitzer*	Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705
**The principal business address of this person is: 2000 Heritage Way, Waverly, Iowa 50677

***The principal business address of this person is: 44 Willow Pond Court, Woolwich Township, NJ 08085

(c)          CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services, Inc. are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
CUNA Brokerage Services, Inc.	$134*	0	$42	$92

*Information as of December 31, 2021.

Item 35.	Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CMFG Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CMFG Life Insurance Company, both at 5910 Mineral Point Road, Madison, Wisconsin 53705; and se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

Item 36.	Management Services

All management contracts are discussed in Part A or Part B.

Item 37.	Fee Representation

CMFG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CMFG Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin as of 20 day of April, 2022.

CMFG Variable Life Insurance Account (Registrant)

By:	/s/Robert N. Trunzo
Robert N. Trunzo
President and Chief Executive Officer, CMFG Life Insurance Company

CMFG Variable Life Insurance Account (Depositor)

By:	/s/Robert N. Trunzo
Robert N. Trunzo
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE		DATE

By:	/s/Brian J. Borakove	April 20, 2022
Brian J. Borakove
Treasurer and Senior Vice President, Corporate Treasurer (Chief Accounting Officer)

By:	/s/Laureen Winger	April 20, 2022
Laureen Winger
Director, Executive Vice President and Chief Financial and Products Officer

By:	/s/Robert N. Trunzo	April 20, 2022
Robert N. Trunzo
Director, President and Chief Executive Officer

By:	*	April 20, 2022
Michael F. Anderson, Director

By:	*	April 20, 2022
Amy Cameron, Director

By:	*	April 20, 2022
Laureen Winger, Director

By:	*	April 20, 2022
David Sweitzer, Director

By:	*	April 20, 2022
Brian J. Borakove, Treasurer

By:	*	April 20, 2022
Paul D. Barbato, Secretary

*Signed pursuant to Power of Attorney dated April 20, 2022, filed electronically with post-effective amendment number 19 (File No. 333-148419) filed with the Commission on April 20, 2022.

By:	/s/Jennifer Kraus-Florin
Jennifer Kraus-Florin
Associate General Counsel